As filed with the Securities and Exchange Commission on February 20, 2004


                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                   ----------


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]
                       POST-EFFECTIVE AMENDMENT NO. 45                       [X]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                AMENDMENT NO. 45


                        (Check appropriate box or boxes)


                         SUNAMERICA FOCUSED SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   ----------

                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
                    (Name and Address for Agent for Service)


                                    Copy to:
                             Margery K. Neale, Esq.
                              Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

                  Approximate Date of Proposed Public Offering:
    As soon as practical after this Registration Statement becomes effective.

  It is proposed that this filing will become effective (check appropriate box)



          [X] immediately upon filing pursuant to paragraph (b)
          [_] on (date) pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)(1).
          [_] on (date) pursuant to paragraph (a)(1)
          [_] 75 days after filing pursuant to paragraph (a)(2)
          [_] on (date) pursuant to paragraph (a)(2) of Rule 485.



                    If appropriate, check the following box:

               [_] This post-effective amendment designates a new
                      effective date for a previously filed
                            post-effective amendment.

--------------------------------------------------------------------------------
FEBRUARY 20, 2004                                                     PROSPECTUS
--------------------------------------------------------------------------------


SUNAMERICA FOCUSED PORTFOLIOS

         FOCUSED LARGE-CAP GROWTH PORTFOLIO
         FOCUSED MULTI-CAP GROWTH PORTFOLIO
         FOCUSED 2000 GROWTH PORTFOLIO
         FOCUSED LARGE-CAP VALUE PORTFOLIO
         FOCUSED MULTI-CAP VALUE PORTFOLIO
         FOCUSED 2000 VALUE PORTFOLIO
         Focused Growth and Income Portfolio
         Focused International Equity Portfolio
         Focused Technology Portfolio
         Focused Dividend Strategy Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS .......................................................   2


GRAPH COMMENTARIES .........................................................  23

SHAREHOLDER ACCOUNT INFORMATION ............................................  33

MORE INFORMATION ABOUT THE PORTFOLIOS ......................................  42

     GLOSSARY ..............................................................  45

          INVESTMENT TERMINOLOGY ...........................................  45

          RISK TERMINOLOGY .................................................  47

PORTFOLIO MANAGEMENT .......................................................  48

INFORMATION ABOUT ADVISERS .................................................  49

FINANCIAL HIGHLIGHTS .......................................................  57


                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A
--------------------------------------------------------------------------------
When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Large-Cap Growth, Focused Multi-Cap Value, Focused Growth and Income, Focused International
Equity, Focused Technology, Focused Large-Cap Value, and Focused Multi-Cap Growth Portfolios will invest in up to ten securities, and each of these Portfolios will hold up to a total of 30 securities. Each adviser of the Focused 2000 Growth and Focused 2000 Value Portfolios will invest in up to twenty securities and each of these Portfolios will hold up to a total of 60 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Focused Large-Cap Growth, Focused Multi-Cap Growth, Focused 2000 Growth and Focused Technology Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Large-Cap Value, Focused Multi-Cap Value, Focused 2000 Value and Focused Dividend Strategy Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

The strategy of "INTERNATIONAL" INVESTING that the Focused International Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation, for specific market capitalization ranges, see page 3.
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of ten Portfolios of SunAmerica Focused Series, Inc. (collectively the "Portfolios"), and to provide you with information about the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 42-44, and the glossary that follows on pages 45-47.


Q: What are the Portfolios' investment goals, principal strategies and techniques?

A:

                                    PRINCIPAL                            PRINCIPAL
                  INVESTMENT       INVESTMENT                           INVESTMENT
 PORTFOLIO           GOAL           STRATEGY                            TECHNIQUES
 ---------        ----------       ----------                           ----------
FOCUSED            long-term       growth and     active trading of equity securities selected on the basis
LARGE-CAP          growth of       focus          of growth criteria. At least 80% of the Portfolio's net
GROWTH             capital                        assets plus any borrowing for investment purposes will
PORTFOLIO                                         be invested in large-cap companies

FOCUSED            long-term       value and      active trading of equity securities selected on the basis
MULTI-CAP          growth of       focus          of value criteria, without regard to market
VALUE              capital                        capitalization
PORTFOLIO

FOCUSED 2000       long-term       growth and     active trading of equity securities selected on the basis
GROWTH             growth of       focus          of growth criteria, issued by companies with
PORTFOLIO          capital                        characteristics similar to those contained in the
                                                  Russell 2000 Growth Index

FOCUSED            long-term       value and      active trading of equity securities selected on the basis
LARGE-CAP          growth of       focus          of value criteria. At least 80% of the Portfolio's net
VALUE              capital                        assets plus any borrowing for investment purposes will
PORTFOLIO                                         be invested in large-cap companies

FOCUSED            long-term       growth and     active trading of equity securities selected on the basis
MULTI-CAP          growth of       focus          of growth criteria, without regard to market
GROWTH             capital                        capitalization
PORTFOLIO

FOCUSED 2000       long-term       value and      active trading of equity securities selected on the basis
VALUE              growth of       focus          of value criteria, issued by companies with
PORTFOLIO          capital                        characteristics similar to those contained in the
                                                  Russell 2000 Value Index

FOCUSED            long-term       growth, value  active trading of equity securities selected to achieve a
GROWTH AND         growth of       and focus      blend of growth companies, value companies and
INCOME             capital and                    companies that the Advisers believe have elements of
PORTFOLIO          current                        growth and value, issued by large-cap companies,
                   income                         including those that offer the potential for a
                                                  reasonable level of current income. Each Adviser may
                                                  emphasize either a growth orientation or a value
                                                  orientation at any particular time.

FOCUSED            long-term       international  active trading of equity securities and other securities
INTERNATIONAL      growth of       and focus      with equity characteristics of non-U.S. issuers located
EQUITY             capital                        in countries throughout the world and selected without
PORTFOLIO                                         regard to market capitalization at the time of purchase.
                                                  At least 80% of the Portfolio's net assets plus any
                                                  borrowing for investment purposes will be invested
                                                  in equity securities

FOCUSED            long-term       growth and     active trading of equity securities of companies that
TECHNOLOGY         growth of       focus          demonstrate the potential for long-term growth of
PORTFOLIO          capital                        capital and that the Advisers believe will benefit
                                                  significantly from technological advances or
                                                  improvements, without regard to market capitalization.
                                                  At least 80% of the Portfolio's net assets plus any
                                                  borrowing for investment purposes will be invested in
                                                  such securities


FOCUSED            total return    value          employs a "buy and hold" strategy with thirty high
DIVIDEND           (including                     dividend yielding equity securities selected annually
STRATEGY           capital                        from the Dow Jones Industrial Average and broader
PORTFOLIO          appreciation                   market
                   and current
                   income)


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio, except the Focused Dividend Strategy Portfolio, provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Technology Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio's assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change.

ADDITIONAL INFORMATION ABOUT THE FOCUSED TECHNOLOGY PORTFOLIO'S PRINCIPAL INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings. Under normal market conditions, all of the Portfolio's holdings will be in technology companies.

ADDITIONAL INFORMATION ABOUT THE FOCUSED DIVIDEND STRATEGY PORTFOLIO

The Focused Dividend Strategy Portfolio annually selects thirty high dividend yielding common stocks, consisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will invest the additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

The Focused Dividend Strategy Portfolio employs a "buy and hold strategy." This means that in the Focused Dividend Strategy Portfolio over the course of the year the stocks will not change, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.5 billion or less for the Small-Cap category; between $1.5 billion and $8.6 billion for the Mid-Cap category; and $8.6 billion or more for the Large-Cap category.


ADDITIONAL INFORMATION ABOUT THE FOCUSED 2000 GROWTH AND FOCUSED 2000 VALUE PORTFOLIOS


The benchmark for the Focused 2000 Growth Portfolio is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The benchmark for the Focused 2000 Value Portfolio is the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. In addition, the average market capitalization of the companies held in each portfolio will not be greater than $7 billion.


Q:    WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the chart on pages 42-44 describes various additional risks.


      PRINCIPAL RISKS APPLICABLE TO ALL PORTFOLIOS

            RISKS OF INVESTING IN EQUITY SECURITIES

                  All of the Portfolios invest primarily in equity securities. As with any equity portfolio, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

            RISKS OF NON-DIVERSIFICATION

                  Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

            ADDITIONAL PRINCIPAL RISKS

                  Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or
                  SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

      PRINCIPAL RISKS SPECIFIC TO CERTAIN PORTFOLIOS

            FOCUSED TECHNOLOGY PORTFOLIO

                  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not have significant investments in technology companies. Also, stocks of small companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

            FOCUSED INTERNATIONAL EQUITY PORTFOLIO

                  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

            FOCUSED 2000 GROWTH PORTFOLIO, FOCUSED MULTI-CAP GROWTH PORTFOLIO, FOCUSED 2000 VALUE PORTFOLIO AND FOCUSED MULTI-CAP VALUE PORTFOLIO

                  Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

            FOCUSED DIVIDEND STRATEGY PORTFOLIO

                  The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

Q:    HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED LARGE-CAP GROWTH PORTFOLIO (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


               '99        '00        '01        '02       '03

              57.63%    -19.61%    -14.86%    -24.41%    40.33%

During the 5-year period shown in the bar chart, the highest return for a quarter ended was 31.61% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.71% (quarter ended December 31, 2000).

                                                            Average Annual Total Returns (as of calendar
                                                                    year ended December 31, 2003)
                                                     -------------------------------------------------------------
                                                                                   Class A, Class B
                                                                                      and Class C       Class Z
                                                     Past One         Past Five          Since           Since
Focused Large-Cap Growth Portfolio(1)                  Year             Years         Inception(5)    Inception(5)
                                     Class A          33.13%            2.17%            5.65%            N/A
                                     Class C          39.42%            2.75%            6.09%            N/A
                                     Class Z          42.07%            N/A              N/A              0.19%
Returns Before Taxes (Class B)                        36.33%            2.37%            5.94%            N/A
Return After Taxes on Distributions (Class B)         36.33%            2.23%            5.81%            N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                  23.62%            2.01%            5.12%            N/A
Russell 1000 Growth Index(3)                          29.75%           -5.11%           -1.54%           -8.14%
Morningstar Large Growth Category(4)                  28.55%           -3.20%           -0.59%           -5.31%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher reinvested growth value.

(4) Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Class A, B and C shares commenced offering on June 8, 1998. Class Z shares commenced offering on July 7, 1999. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED MULTI-CAP GROWTH PORTFOLIO (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


       '97       '98       '99        '00        '01        '02       '03

      23.87%    30.58%    71.51%    -15.90%    -27.41%    -23.57%    34.58%

During the 7-year period shown in the bar chart, the highest return for a quarter was 50.19% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.66% (quarter ended September 30, 2001).

                                                             Average Annual Total Returns (as of calendar
                                                                     year ended December 31, 2003)
                                           ----------------------------------------------------------------------------------
Focused Multi-Cap                          Past One    Past Five  Class A and Class B       Class C             Class X
Growth Portfolio(1)                          Year        Years     Since Inception(5)  Since Inception(5)  Since Inception(5)
                              Class A       27.68%       0.95%            8.40%               N/A                 N/A
                              Class C       33.49%       1.48%            N/A                 7.88%               N/A
                              Class X       35.75%       N/A              N/A                 N/A                18.30%
Returns Before Taxes (Class B)              30.58%       1.19%            8.59%               N/A                 N/A
Return After Taxes on
  Distributions (Class B)                   30.58%      -0.39%            7.36%               N/A                 N/A

Return After Taxes on
  Distributions and Sale of
  Fund Shares (Class B)(2)                  19.88%       0.60%            7.18%               N/A                 N/A

Russell 3000 Growth Index(3)                30.97%      -4.69%            4.53%               3.75%              17.97%
Morningstar Aggressive
  Growth Category                           35.90%       2.36%            7.00%               8.65%              21.13%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


(3) The Russell 3000TM Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 2000, and then redesignated Class C shares on February 20, 2004, commenced offering on March 6, 1997. Class X shares commenced offering on August 1, 2002.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

FOCUSED 2000 GROWTH PORTFOLIO* (CLASS A)


                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


               '99        '00        '01        '02       '03

               73.13%    -1.17%    -15.62%    -24.07%    44.80%

During the 5-year period shown in the bar chart, the highest return for a quarter was 45.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -25.45% (quarter ended September 30, 2001).





                                                                 Average Annual Total Returns (as of calendar
                                                                           year ended December 31, 2003)
                                                     ------------------------------------------------------------------------
                                                     Past One        Past Five     Class A, B and Class C      Class I
Focused 2000 Growth Portfolio(1)                       Year            Years         Since Inception(6)    Since Inception(6)
                                      Class B         39.99%           8.56%                7.30%                N/A
                                      Class C         42.88%           8.77%                7.36%                N/A
                                      Class I         44.99%           N/A                  N/A                -5.80%
Returns Before Taxes (Class A)                        36.51%           8.38%                7.13%                N/A
Return After Taxes on Distributions (Class A)         36.51%           8.04%                6.84%                N/A
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(2)                23.73%           7.15%                6.09%                N/A
Russell 2000 Growth Index(3)                          48.54%           0.86%                1.07%              -9.40%
Morningstar Small Growth Category(4)                  45.00%           6.20%                7.46%              -3.80%
Morningstar Mid-Cap Growth Category(5)                36.09%           2.61%                6.20%              -9.70%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) Developed by Morningstar, the Morningstar Small Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Developed by Morningstar, the Morningstar Mid-Cap Growth Category reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(6) Class A, B and C commenced offering on January 6, 1998. Class I shares commenced offering on July 10, 2000. On November 16, 2001, upon the consummation of the Small-Cap Growth Reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

* Performance information shown includes that of the Small Cap Growth Fund, a series of North American Funds, which was reorganized into the Portfolio on November 16, 2001 (the "Small-Cap Growth Reorganization"). The Portfolio commenced operations upon consummation of the Small-Cap Growth Reorganization. The average annual total returns of the shares of the Portfolio would differ from those of the shares of the Small Cap Growth Fund of North American Funds only to the extent that the Portfolio is subject to different sales charges and expenses. If the Portfolio's sales charges and expenses were reflected, returns of the Portfolio's shares would be less than those shown. The Small Cap Growth Fund of North
      American Funds had a similar investment objective, as does the Portfolio although the Small Cap Growth Fund of North American Funds was managed by an affiliate of the manager and advised solely by Credit Suisse Asset Management, LLC while the Focused 2000 Growth Portfolio is advised by Deutsche Asset Management Inc. as well as BAMCO, Inc. and Oberweis Asset Management, Inc.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED LARGE-CAP VALUE PORTFOLIO (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


         '98        '99        '00        '01        '02       '03

         8.06%      7.29%     12.79%     -5.43%     -22.17%    32.67%

During the 6-year period shown in the bar chart, the highest return for a quarter was 24.03% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.80% (quarter ended September 30, 2002).

                                                               Average Annual Total Returns (as of calendar
                                                                      year ended December 31, 2003)
                                                               --------------------------------------------
                                                                                           Class A, Class B
                                                                                             and Class C
                                                                 Past One        Past           Since
Focused Large-Cap Value Portfolio(1)                               Year        5 Years       Inception(5)
                                                 Class A          25.81%         2.84%          3.34%
                                                 Class C          31.61%         3.42%          3.67%
Returns Before Taxes (Class B)                                    28.67%         3.04%          3.65%
Return After Taxes on Distributions (Class B)                     28.67%         2.71%          3.34%
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                              18.63%         2.46%          3.00%

Russell 1000(R) Value Index(3)                                    30.03%         3.56%          5.68%
Morningstar Large Value Category(4)                               28.40%         2.53%          4.91%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


(5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

FOCUSED MULTI-CAP VALUE PORTFOLIO  (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


                      '00        '01        '02       '03

                     30.47%      9.35%    -23.90%    34.52%

During the 4-year period shown in the bar chart, the highest return for a quarter was 14.31% (quarter ended June 30, 2003) and the lowest return for a quarter was -17.15% (quarter ended September 30, 2002).

                                                                 Average Annual Total Returns (as of calendar
                                                                         year ended December 31, 2003)
                                                                 ---------------------------------------------
                                                                               Class A, B and C     Class I
                                                                 Past One           Since            Since
Focused Multi-Cap Value Portfolio(1)                               Year          Inception(5)     Inception(5)
                                                 Class A          27.59%             9.99%            N/A
                                                 Class C          33.62%            10.85%            N/A
                                                 Class I          35.53%             N/A              3.22%
Returns Before Taxes (Class B)                                    30.52%            10.50%            N/A
Return After Taxes on Distributions (Class B)                     30.49%             9.78%            N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                              19.87%             8.66%            N/A

Russell 1000 Value Index(3)                                       30.03%             2.46%            5.72%
Morningstar Large Value Category(4)                               28.40%             2.51%            2.90%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


(5) Class A, B and C shares commenced offering on November 1, 1999. Class I shares commenced offering on November 21, 2001. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.



FOCUSED 2000 VALUE PORTFOLIO (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


         '98        '99        '00        '01        '02       '03

        -7.41%     5.73%      22.41%     15.52%    -15.38%    43.25%

During the 6-year period shown in the bar chart, the highest return for a quarter was 20.44% (quarter ended June 30, 1999) and the lowest return for a quarter was -20.92% (quarter ended September 30, 2002).

                                                                Average Annual Total Returns (as of calendar
                                                                       year ended December 31, 2003)
                                                                ---------------------------------------------
                                                                                           Class A, Class B
                                                                                             and Class C
                                                                 Past One        Past           Since
Focused 2000 Value Portfolio(1)                                    Year        5 Years       Inception(6)
                                                 Class A          35.83%        12.00%          8.29%
                                                 Class C          42.37%        12.64%          8.65%
Returns Before Taxes (Class B)                                    39.25%        12.38%          8.62%
Return After Taxes on Distributions (Class B)                     39.25%        11.64%          8.05%
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                              25.51%        10.41%          7.20%

Russell 2000 Value Index(3)                                       46.03%        12.28%          8.57%
Morningstar Small Value Category(4)                               42.71%        12.86%          9.54%
Morningstar Mid-Cap Value Category(5)                             34.38%         9.11%          9.10%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


(6) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


         '98        '99        '00        '01        '02       '03

        12.38%     57.18%    -16.71%    -20.15%    -15.79%    32.43%

During the 6-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended March 31, 2001).

                                                                              Average Annual Total Returns (as of calendar
                                                                                      year ended December 31, 2003)
                                                                         ------------------------------------------------------
                                                                                                       Class A,
                                                                                                     Class B and
                                                                                                       Class C       Class X
                                                                         Past One        Past 5         Since         Since
Focused Growth and Income Portfolio(1)                                     Year           Years      Inception(5)  Inception(5)
                                                          Class A         25.60%          2.56%          4.30%         N/A
                                                          Class C         31.37%          3.09%          4.60%         N/A
                                                          Class X         33.70%          N/A            N/A           4.83%
Returns Before Taxes (Class B)                                            28.43%          2.76%          4.62%         N/A
Return After Taxes on Distributions (Class B)                             28.43%          2.27%          4.13%         N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                                      18.48%          2.14%          3.74%         N/A

S&P 500 Index(3)                                                          28.67%         -0.57%          3.79%        -0.89%
Morningstar Large Blend Category(4)                                       26.72%         -0.43%          3.91%        -0.78%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

(4) Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


(5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004. Class X shares commenced offering on March 18, 2002.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED TECHNOLOGY PORTFOLIO (CLASS B)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


                        '01       '02       '03

                      -55.88%   -44.01%    79.34%

During the 3-year period shown in the bar chart, the highest return for a quarter was 42.77% (quarter ended December 31, 2001) and the lowest return for a quarter was -47.28% (quarter ended September 30, 2001).

                                                           Average Annual Total Returns (as of calendar
                                                                  year ended December 31, 2003)
                                                           --------------------------------------------
                                                                               Class A, Class B
                                                                  Past One       and Class C
Focused Technology Portfolio(1)                                     Year      Since Inception(5)
                                                  Class A          70.21%          -23.80%
                                                  Class C          78.34%          -23.02%
Returns Before Taxes (Class B)                                     75.34%          -23.67%
Return After Taxes on Distributions (Class B)                      75.34%          -23.67%
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                               48.97%          -18.84%

NASDAQ 100 Index(3)                                                49.48%          -19.77%
Morningstar Specialty Technology Category(4)                       55.87%          -21.29%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


(3) The NASDAQ 100(R) Index is a widely recognized, unmanaged index of common stock prices.


(4) Developed by Morningstar, the Morningstar Specialty Technology Category currently reflects a group of mutual funds that have median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


(5) Class A, B and C shares commenced offering on May 22, 2000. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO (CLASS A)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


                                 '02       '03

                               -11.36%    33.65%

During the 2-year period shown in the bar chart, the highest return for a quarter was 18.40% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.50% (quarter ended September 30, 2002).

                                                         Average Annual Total Returns (as of calendar
                                                                  year ended December 31, 2003)
                                                         --------------------------------------------
                                                                               Class A, B and C
                                                                  Past One          Since
Focused International Equity Portfolio(1)                           Year         Inception(5)
                                                  Class B          28.82%           10.70%
                                                  Class C          31.85%           11.89%
Return Before Taxes (Class A)                                      25.95%            9.61%
Return After Taxes on Distributions (Class A)                      25.85%            9.56%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                               16.98%            8.22%

MSCI EAFE Index(3)                                                 38.59%            9.41%
Morningstar Foreign Large Blend Category(4)                        33.32%            7.32%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.


(4) Developed by Morningstar, the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Class A, B and C shares commenced offering on November 1, 2001. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED DIVIDEND STRATEGY PORTFOLIO* (CLASS A)


                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


                '99        '00        '01        '02       '03

               -7.43%      2.03%      7.69%     -7.05%    19.57%

During the 5-year period shown in the bar chart, the highest return for a quarter was 15.50% (quarter ended June 30, 1999) and the lowest return for a quarter was -16.37% (quarter ended September 30, 2002).

                                                               Average Annual Total Returns (as of calendar
                                                                     year ended December 31, 2003)
                                                               --------------------------------------------
                                                                                            Class A, B and
                                                                 Past One      Past Five       C Since
Focused Dividend Strategy Portfolio(1)                             Year          Years       Inception(6)
                                                 Class B          14.81%         1.42%          1.37%
                                                 Class C          17.81%         1.79%          1.53%
Return Before Taxes (Class A)                                     12.67%         1.28%          1.14%
Return After Taxes on Distributions (Class A)                     12.31%         0.35%          0.22%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                               8.62%         0.51%          0.40%

Russell 1000(R) Value Index(3)                                    30.03%         3.56%          3.67%
Wilshire Large Cap Value Index(4)                                 32.22%         1.85%          2.10%
Morningstar Large Value Category(5)                               28.40%         2.53%          2.82%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

(4) The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

(5) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

(6) Class A, B and II shares commenced offering on June 8, 1998. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

    * Performance information shown includes that of the Focused Dividend Strategy Portfolio series of SunAmerica Equity Funds, which was reorganized into the Portfolio on February 20, 2004 (the "Focused Dividend Reorganization"). The Portfolio commenced operations upon consummation of the Focused Dividend Reorganization. The Portfolio is the successor to the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds.

                      [This Page Intentionally Left Blank]

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



                                                                          FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                                                     --------------------------------------------
                                                                     Class A    Class B      Class C   Class Z(7)
                                                                     -------    -------      -------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) ...................................     5.75%      4.00%       1.00%       None

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ........................     5.75%      None        None        None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) .......................     None       4.00%       1.00%       None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...............................     None       None        None        None

   Redemption Fee(3) .............................................     None       None        None        None

   Exchange Fee ..................................................     None       None        None        None

   Maximum Account Fee ...........................................     None       None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ...............................................     0.85%      0.85%       0.85%       0.85%

   Distribution (12b-1) Fees(4) ..................................     0.35%      1.00%       1.00%       None

   Other Expenses ................................................     0.38%      0.37%       0.36%       0.13%

Total Annual Fund Operating Expenses .............................     1.58%      2.22%       2.21%       0.98%
                                                                     ------     ------      ------      ------
Expense Reimbursement (Recoupment) ...............................       --         --          --          --
Net Expenses(7) ..................................................     1.58%      2.22%       2.21%       0.98%
                                                                     ======     ======      ======      ======


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). See pages 33-34 for more information on the CDSCs.


(3)   A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The expense waiver and fee reimbursements do not apply to Focused Large-Cap Growth Portfolio.


(6) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively to certain group plans including, but not limited to, state-sponsored tuition savings plans.

(7) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

          Portfolio                       Class A        Class B        Class C    Class I        Class Z       Class X
          ---------                       -------        -------        -------    -------        -------       -------
          Focused Large-Cap Growth         1.55%          2.19%          2.19%        --%          0.95%            --%
          Focused Multi-Cap Value          1.72           2.37           2.37       1.62             --             --
          Focused Growth and Income        1.69           2.33           2.34         --             --           1.37
          Focused International Equity     1.94           2.59           2.59         --             --             --

                                                                                                FOCUSED
     FOCUSED MULTI-CAP VALUE PORTFOLIO       FOCUSED GROWTH AND INCOME PORTFOLIO      INTERNATIONAL EQUITY PORTFOLIO
  ---------------------------------------   ---------------------------------------   ------------------------------
  Class A   Class B   Class C  Class I(7)   Class A   Class B   Class C  Class X(7)    Class A   Class B    Class C
  -------   -------   -------  ----------   -------   -------   -------  ----------    -------   -------    -------
   5.75%     4.00%     1.00%     None         5.75%     4.00%     1.00%     None         5.75%     4.00%      1.00%

   5.75%     None      None      None         5.75%     None      None      None         5.75%     None       None

   None      4.00%     1.00%     None         None      4.00%     1.00%     None         None      4.00%      1.00%

   None      None      None      None         None      None      None      None         None      None       None
   None      None      None      None         None      None      None      None         2.00%     None       None
   None      None      None      None         None      None      None      None         2.00%     None       None
   None      None      None      None         None      None      None      None         None      None       None


   1.00%     1.00%     1.00%     1.00%        1.00%     1.00%     1.00%     1.00%        1.25%     1.25%      1.25%
   0.35%     1.00%     1.00%     None         0.35%     1.00%     1.00%     None         0.35%     1.00%      1.00%
   0.40%     0.39%     0.38%     0.73%        0.41%     0.41%     0.40%     0.40%        0.85%     1.04%      0.92%
   1.75%     2.39%     2.38%     1.73%        1.76%     2.41%     2.40%     1.40%        2.45%     3.29%      3.17%
   ----      ----      ----      ----         ----      ----      ----      ----         ----      ----       ----
   0.03%     0.02%     0.01%     0.11%        0.04%     0.04%     0.03%       --         0.50%     0.69%      0.57%
   1.72%(5)  2.37%(5)  2.37%(5)  1.62%(5)     1.72%(5)  2.37%(5)  2.37%(5)  1.40%        1.95%(5)  2.60%(5)   2.60%(5)
   ====      ====      ====      ====         ====      ====      ====      ====         ====      ====       ====

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                FOCUSED TECHNOLOGY PORTFOLIO
                                                                             ------------------------------------
                                                                             Class A       Class B        Class C
                                                                             -------       -------        -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) ...........................................    5.75%          4.00%          1.00%

   Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ................................    5.75%          None           None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...............................    None           4.00%          1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends .......................................    None           None           None

   Redemption Fee(3) .....................................................    None           None           None

   Exchange Fee ..........................................................    None           None           None

   Maximum Account Fee ...................................................    None           None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees .......................................................    1.25%          1.25%          1.25%

   Distribution and Service (12b-1) Fees(4) ..............................    0.35%          1.00%          1.00%

   Other Expenses ........................................................    0.85%          0.89%          0.84%

Total Annual Fund Operating Expenses .....................................    2.45%          3.14%          3.09%
                                                                            ------         ------         ------

Expense Reimbursement ....................................................    0.48%          0.52%          0.47%

Net Expenses(7) ..........................................................    1.97%(5)       2.62%(5)       2.62%(5)
                                                                            ======         ======         ======


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). See pages 33-34 for more information on the CDSCs.

(3)   A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively to certain group plans including, but not limited to, state-sponsored tuition savings plans.

(7) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:


          Portfolio                       Class A        Class B        Class C    Class I     Class X
          ---------                       -------        -------        -------    -------     -------
          Focused Technology               1.89           2.54           2.54         --          --
          Focused 2000 Growth              1.70           2.34           2.34       1.59          --
          Focused Multi-Cap Growth         1.72           2.37           2.37         --        1.47
          Focused Large-Cap Value          1.61           2.22           2.23         --          --

                                                                                                     FOCUSED
         FOCUSED 2000 GROWTH PORTFOLIO            FOCUSED MULTI-CAP GROWTH PORTFOLIO         LARGE-CAP VALUE PORTFOLIO
   ----------------------------------------    ----------------------------------------    -----------------------------
   Class A    Class B   Class C  Class I(7)    Class A    Class B   Class C  Class X(6)    Class A    Class B    Class C
   -------    -------   -------  ----------    -------    -------   -------  ----------    -------    -------    -------
    5.75%      4.00%     1.00%      None        5.75%      4.00%     1.00%      None        5.75%      4.00%      1.00%

    5.75%      None      None       None        5.75%      None      None       None        5.75%      None       None

    None       4.00%     1.00%      None        None       4.00%     1.00%      None        None       4.00%      1.00%

    None       None      None       None        None       None      None       None        None       None       None

    None       None      None       None        None       None      None       None        None       None       None

    None       None      None       None        None       None      None       None        None       None       None

    None       None      None       None        None       None      None       None        None       None       None

    1.00%      1.00%     1.00%      1.00%       1.00%      1.00%     1.00%      1.00%       1.00%      1.00%      1.00%

    0.35%      1.00%     1.00%      None        0.35%      1.00%     1.00%      None        0.35%      1.00%      1.00%

    0.55%      0.65%     0.54%      0.92%       0.49%      0.47%     0.49%      0.47%       0.46%      0.48%      0.45%

    1.90%      2.65%     2.54%      1.92%       1.84%      2.47%     2.49%      1.47%       1.81%      2.48%      2.45%
  ------     ------    ------     ------      ------     ------    ------     ------      ------     ------     ------

    0.18%      0.28%     0.17%      0.30%       0.12%      0.10%     0.12%        --        0.09%      0.11%      0.08%

    1.72%(5)   2.37%(5)  2.37%(5)   1.62%(5)    1.72%(5)   2.37%(5)  2.37%(5)   1.47%(5)    1.72%(5)   2.37%(5)   2.37%(5)
  ======     ======    ======     ======      ======     ======    ======     ======      ======     ======     ======

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                    FOCUSED                    FOCUSED DIVIDEND
                                                             2000 VALUE PORTFOLIO             STRATEGY PORTFOLIO
                                                         ----------------------------     ---------------------------
                                                         Class A    Class B   Class C     Class A  Class B    Class C
                                                         -------    -------   -------     -------  -------    -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load)                            5.75%      4.00%     1.00%       5.75%     4.00%     1.00%

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering price)(1)    5.75%      None      None        5.75%     None      None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2)                None       4.00%     1.00%       None      4.00%     1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                        None       None      None        None      None      None

   Redemption Fee(3)                                      None       None      None        None      None      None

   Exchange Fee                                           None       None      None        None      None      None

   Maximum Account Fee                                    None       None      None        None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees                                        1.00%      1.00%     1.00%       0.35%     0.35%     0.35%

   Distribution (12b-1) Fees(4)                           0.35%      1.00%     1.00%       0.35%     1.00%     1.00%

   Other Expenses                                         0.46%      0.46%     0.44%       0.41%     0.41%     0.39%

Total Annual Fund Operating Expenses                      1.81%      2.46%     2.44%       1.11%     1.76%     1.74%
                                                        ------     ------    ------      ------    ------    ------

Expense Reimbursement                                     0.09%      0.09%     0.07%       0.16%     0.16%     0.14%

Net Expenses(6)                                           1.72%(5)   2.37%(5)  2.37%(5)    0.95%(5)  1.60%(5)  1.60%(5)
                                                        ======     ======    ======      ======    ======    ======


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within twelve months of their purchase). See pages 33-34 for more information on the CDSCs.


(3)   A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.


(6) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

          Portfolio                       Class A        Class B        Class C
          ---------                       -------        -------        -------
          Focused 2000 Value               1.69           2.34           2.34
          Focused Dividend Strategy        0.95           1.60           1.60

EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                                                 1 year      3 years      5 years    10 years
FOCUSED 2000 GROWTH PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
     (Class I shares)                                               165          511         881        1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
     (Class X shares)                                               150          465         803        1,757
FOCUSED LARGE-CAP VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
FOCUSED 2000 VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
FOCUSED LARGE-CAP GROWTH PORTFOLIO
     (Class A shares)                                            $  726       $1,045      $1,386       $2,345
     (Class B shares)*                                              625          994       1,390        2,393
     (Class C shares)                                               324          691       1,185        2,544
     (Class Z shares)                                               100          312         542        1,201
FOCUSED MULTI-CAP VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
     (Class I shares)                                               165          511         881        1,922
FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              640        1,039       1,465        2,545
     (Class C shares)                                               340          739       1,265        2,706
     (Class X shares)                                               143          443         766        1,680
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares)                                            $  762       $1,152      $1,567       $2,719
     (Class B shares)*                                              663        1,108       1,580        2,776
     (Class C shares)                                               363          808       1,380        2,934
FOCUSED TECHNOLOGY PORTFOLIO
     (Class A shares)                                            $  763       $1,158      $1,576       $2,739
     (Class B shares)*                                              665        1,114       1,590        2,796
     (Class C shares)                                               365          814       1,390        2,954
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares)                                            $  666       $  860      $1,070       $1,674
     (Class B shares)*                                              563          805       1,071        1,726
     (Class C shares)                                               263          505         871        1,900

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 33. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

If you did not redeem your shares:


                                                                 1 year      3 years      5 years    10 years
FOCUSED 2000 GROWTH PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
     (Class I shares)                                               165          511         881        1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
     (Class X shares)                                               150          465         803        1,757
FOCUSED LARGE-CAP VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
FOCUSED 2000 VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
FOCUSED LARGE-CAP GROWTH PORTFOLIO
     (Class A shares)                                            $  726       $1,045      $1,386       $2,345
     (Class B shares)*                                              225          694       1,190        2,393
     (Class C shares)                                               224          691       1,185        2,544
     (Class Z shares)                                               100          312         542        1,201
FOCUSED MULTI-CAP VALUE PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
     (Class I shares)                                               165          511         881        1,922
FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares)                                            $  740       $1,086      $1,455       $2,488
     (Class B shares)*                                              240          739       1,265        2,545
     (Class C shares)                                               240          739       1,265        2,706
     (Class X shares)                                               143          443         766        1,680
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares)                                            $  762       $1,152      $1,567       $2,719
     (Class B shares)*                                              263          808       1,380        2,776
     (Class C shares)                                               263          808       1,380        2,934
FOCUSED TECHNOLOGY PORTFOLIO
     (Class A shares)                                            $  763       $1,158      $1,576       $2,739
     (Class B shares)*                                              265          814       1,390        2,796
     (Class C shares)                                               265          814       1,390        2,954
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares)                                            $  666       $  860      $1,070       $1,674
     (Class B shares)*                                              163          505         871        1,726
     (Class C shares)                                               163          505         871        1,900

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 33. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Focused Series' Portfolios to a similar investment in an index or indices. Please note that "inception" as used herein reflects the date on which a specific class of Fund shares commenced operations. It is important to note that the SunAmerica Focused Series Portfolios are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of particular Fund shares which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

FOCUSED LARGE-CAP GROWTH PORTFOLIO

The Focused Large-Cap Growth Portfolio Class B shares returned 29.18% at NAV for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, which returned 21.81% during the same time frame. The Portfolio also outperformed its peer fund class, the Morningstar Large Growth Category, which returned 20.74% over the annual period.

The Portfolio's strong performance was partially attributable to its overweighting in the consumer discretionary sector, to its selectively increased holdings in the information technology sector during the annual period, and to its stock selection within the pharmaceuticals and biotechnology industry. Stocks which detracted from Portfolio performance during the annual period included those in the industrial sectors, such as Lockheed Martin and Caterpillar.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]


               Focused Large-Cap Growth Class B       Russell 1000 Growth Index
8/98                     10000.00                              10000.00
10/98                    10048.00                              10165.87
10/99                    15240.00                              13647.53
10/2000                  16985.00                              14674.27
10/2001                  11834.00                              8960.63
10/2002                  10269.00                              7202.84
10/2003                  13208.00                              8774.14




--------------------------------------------------------------------------------------------------
                                                          SEC Average Annual Return
           Focused Large-Cap                ------------------------------------------------------
           Growth Portfolio                 Class A         Class B         Class C        Class Z
--------------------------------------------------------------------------------------------------
1 Year Return                                22.59%          25.18%          28.60%         30.69%
--------------------------------------------------------------------------------------------------
5 Year Return                                 5.21%           5.46%           5.78%           N/A
--------------------------------------------------------------------------------------------------
Since Inception*                              4.98%           5.29%           5.44%         -0.84%
--------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 06/08/98; Class Z: 07/07/99. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED MULTI-CAP GROWTH PORTFOLIO

The Focused Multi-Cap Growth Portfolio Class B shares returned 25.47% at NAV for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the Russell 3000 Growth Index, which returned 23.36% during the same time frame. The Portfolio underperformed its peer fund class, the Morningstar Aggressive Growth Category, which returned 29.56% over the annual period.


Effective stock selection, particularly in the healthcare sector, in which a portion of the Portfolio's assets were overweighted, contributed to the Portfolio's strong overall performance. The Portfolio's underperformance with respect to its peer class was partially attributable to its ownership of larger-capitalization companies. From March through October, the largest capitalization issues, as defined by the S&P 500 Index's 50 largest companies, underperformed the remaining 450 stocks in the Index by a wide margin. As the annual period progressed, the Portfolio was well served by investing more heavily in smaller, faster-growing companies.



                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                Focused Multi-Cap Growth Class B      Russell 3000 Growth Index
11/96                      10000                                10000
10/97                      12640                                12336.12
10/98                      13130                                14851.59
10/99                      20642                                19886.64
10/2000                    27237                                21836.7
10/2001                    15870                                13246.48
10/2002                    14087                                10633.67
10/2003                    17675                                13117.79


---------------------------------------------------------------------------------------------------
                                                           SEC Average Annual Return
           Focused Multi-Cap                 ------------------------------------------------------
           Growth Portfolio                  Class A         Class B         Class C        Class X
---------------------------------------------------------------------------------------------------
1 Year Return                                19.07%          21.47%          24.47%         26.59%
---------------------------------------------------------------------------------------------------
5 Year Return                                 5.57%           5.82%           6.11%           N/A
---------------------------------------------------------------------------------------------------
Since Inception*                              8.34%           8.54%           7.83%         19.30%
---------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B: 11/19/96; Class C: 3/6/97; Class X: 8/1/02. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED 2000 GROWTH PORTFOLIO

The Focused 2000 Growth Portfolio Class A shares returned 46.33% at NAV for the 12-month period ended October 31, 2003. The Portfolio underperformed its benchmark, the Russell 2000 Growth Index, which returned 46.56% for the same time frame. The Portfolio outperformed its two peer fund classes, the Morningstar Small Growth Category and the Morningstar Mid-Cap Growth Category, which returned respectively 40.48% and 30.87% for the annual period.

The Portfolio's strong performance was partially attributable to investment in rapidly growing small-cap companies experiencing exceptional growth in revenues and net income. Small-cap growth equities have historically performed well during periods when economic recession gives way to economic growth, i.e. in the early stages of recovery. The past year was no exception in this respect, with the Portfolio benefiting from the economic environment as well as management's high growth criteria and emphasis on reasonable valuations. Individual stock selection also contributed strongly to the Portfolio's solid performance.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                  Focused 2000 Growth Class A          Russell 2000 Growth Index
1/98                       9425                                 10000
10/98                      8369                                 8690.29
10/99                      12074                                11234.88
10/2000                    17336                                12749.07
10/2001                    11521                                8939.65
10/2002                    10256                                7011.67
10/2003                    15007                                10275.95


--------------------------------------------------------------------------------------------------
                                                           SEC Average Annual Return
             Focused 2000                   ------------------------------------------------------
           Growth Portfolio                 Class A         Class B         Class C        Class I
--------------------------------------------------------------------------------------------------
1 Year Return                                37.95%          41.47%          44.36%         46.50%
--------------------------------------------------------------------------------------------------
5 Year Return                                11.07%          11.31%          11.49%           N/A
--------------------------------------------------------------------------------------------------
Since Inception*                              7.23%           7.42%           7.49%         -6.25%
--------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 01/06/98; Class I: 07/10/00. Class II shares were redesignated as Class C shares of the Portfolio on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED LARGE-CAP VALUE PORTFOLIO

The Focused Large-Cap Value Portfolio Class B shares returned 25.39% at NAV for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the Russell 1000 Value Index, which returned 22.87% for the same time frame. The Portfolio also outperformed its fund peer class, the Morningstar Large Value Category, which returned 21.28% for the annual period.

The Portfolio's strong performance was partially attributable to overall improvement in the U.S. equity markets, which posted strong returns, as improving economic growth, based on accommodative fiscal and monetary policy, helped push corporate profits higher. The Portfolio's holdings in information technology and consumer discretionary sectors also enhanced Portfolio returns during the annual period. Investment in selectively chosen cyclically depressed companies and companies expected to make a vigorous turnaround due to improved management contributed to performance too. An underweighted position in financial issues detracted from the Portfolio's performance, as did holdings in certain other individual stocks.


                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]


                Focused Large-Cap Value Class B        Russell 1000 Value Index
10/97                      10000                               10000
10/98                      10011                               10931.08
10/99                      11168                               12737.55
10/2000                    12678                               13440.37
10/2001                    10977                               11846.19
10/2002                    9280                                10659.14
10/2003                    11636                               13097.4


-------------------------------------------------------------------------------------------------
                                                              SEC Average Annual Return
           Focused Large-Cap                         --------------------------------------------
            Value Portfolio                          Class A           Class B            Class C
-------------------------------------------------------------------------------------------------
1 Year Return                                         18.91%            21.39%            24.35%
-------------------------------------------------------------------------------------------------
5 Year Return                                          2.50%             2.70%             3.08%
-------------------------------------------------------------------------------------------------
Since Inception*                                       2.20%             2.54%             2.56%
-------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 10/15/97. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED MULTI-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Focused Multi-Cap Value Portfolio Class B shares returned 26.58% for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the Russell 1000 Value Index, which returned 22.87% for the same time frame. The Portfolio also outperformed its fund peer class, the Morningstar Large Value Category, which returned 21.28% for the annual period.

The Portfolio's strong performance was partially attributable to individual stock investments in real estate, information technology and financial service areas. These sectors appeared to benefit from the improving overall economy and capital markets as well as from initial stabilization and subsequent improvement in demand for technology. Among factors detracting from the Portfolio's performance were relatively weaker returns from electricity and natural gas distributor Aquila, and from Toyota Industries, a member of the well-known automobile company Toyota Motor Group. Both stocks were sold during the fiscal year.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                  Focused Multi-Cap Value Class B      Russell 1000 Value Index
11/99                      10000                                10000
10/2000                    12928                                10551.77
10/2001                    13749                                9300.21
10/2002                    11319                                8368.28
10/2003                    14027                                10282.5

--------------------------------------------------------------------------------------------------
                                                           SEC Average Annual Return
           Focused Multi-Cap                ------------------------------------------------------
            Value Portfolio                 Class A         Class B         Class C        Class I
--------------------------------------------------------------------------------------------------
1 Year Return                                20.00%          22.58%          25.60%         27.46%
--------------------------------------------------------------------------------------------------
Since Inception*                              8.47%           8.83%           9.39%         -0.20%
--------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/01/99; Class I: 11/16/01.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED 2000 VALUE PORTFOLIO

The Focused 2000 Value Portfolio Class B shares returned 39.46% at NAV for the 12-month period ended October 31, 2003. The Portfolio underperformed its benchmark, the Russell 2000 Value Index, which returned 40.29% for the same time frame. The Portfolio outperformed both of its fund peer classes, the Morningstar Small Value Category and the Morningstar Mid-Cap Value Category, which returned respectively 37.59% and 28.86%.

The Portfolio 's strong performance was partially attributable to effective stock selection based on a disciplined, bottom-up investment process for mid-cap stocks, rather than allocation to value sectors. Among strategies employed to boost performance, Portfolio managers for the Focused 2000 Value Portfolio sought to exploit mispriced securities in the U.S. mid-cap market. The mid-cap market is relatively less efficient than the large-cap market and relatively more liquid than the market for small capitalization stocks. A strict sell discipline also contributed to performance with stocks sold once they reached valuation targets previously assigned to them.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                    Focused 2000 Value Class B         Russell 2000 Value Index
10/97                      10000                               10000
10/98                      8598                                8814.22
10/99                      9238                                8877.55
10/00                      10927                               10413.04
10/2001                    12128                               11324.54
10/2002                    10939                               11038.15
10/2003                    15256                               15485.39

-------------------------------------------------------------------------------------------------
                                                               SEC Average Annual Return
              Focused 2000                           --------------------------------------------
            Value Portfolio                          Class A           Class B            Class C
-------------------------------------------------------------------------------------------------
1 Year Return                                         32.13%            35.46%            38.59%
-------------------------------------------------------------------------------------------------
5 Year Return                                         11.54%            11.90%            12.19%
-------------------------------------------------------------------------------------------------
Since Inception*                                       6.89%             7.24%             7.27%
-------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 10/15/97. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio Class B shares returned 23.11% at NAV for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 20.79% for the same time frame. The Portfolio also outperformed its fund peer class, the Morningstar Large Blend Category, which returned 19.40% for the annual period.

The Portfolio's strong performance was partially attributable to effective stock selection. Among other strategies, fund managers of the Portfolio utilize an investment methodology which focuses on stock-specific internal factors and gives little weight to sectors or near-term trends. Favorable valuation, growth over time and management's alignment with shareholders all play a role in the strict stock selection criteria utilized to help build the Portfolio's portfolio. Long investment time frames for carefully selected stocks also assist in producing a group of companies within the Portfolio that are relatively immune to economic cycles and of cyclical companies currently out of favor.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                 Focused Growth & Income Class B                   S&P 500 Index
10/97                      10000                                    10000
10/98                      10375                                    11560.21
10/99                      13717                                    14527.34
10/00                      16328                                    15412.4
10/2001                    10949                                    11574.15
10/2002                    10170                                    9825.81
10/2003                    12552                                    11868.5

--------------------------------------------------------------------------------------------------
                                                           SEC Average Annual Return
          Focused Growth and                ------------------------------------------------------
           Income Portfolio                 Class A         Class B         Class C        Class X
--------------------------------------------------------------------------------------------------
1 Year Return                                16.91%          19.11%          22.45%         24.30%
--------------------------------------------------------------------------------------------------
5 Year Return                                 3.34%           3.54%           3.89%           N/A
--------------------------------------------------------------------------------------------------
Since Inception*                              3.51%           3.83%           3.82%          1.90%
--------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 10/15/97; Class X: 04/09/02. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED TECHNOLOGY FUND

The Focused Technology Fund Class B shares returned 74.91% at NAV for the 12-month period ended October 31, 2003. The Portfolio outperformed its benchmark, the Nasdaq 100 Index, which returned 43.45% for the same time frame. The Portfolio also outperformed its fund peer class, the Morningstar Specialty Technology Category, which returned 53.50% for the annual period.

The Portfolio's strong performance is partially attributable to the selection of stocks possessing strong fundamentals. Among other strategies, fund managers sought out a select group of companies using the Internet and information technology to create customer and competitive advantage. This group included emerging Internet-centric businesses as well as large, proven leaders with significant and scalable growth potential. Portfolio managers of the Portfolio believe that strong fundamentals are the primary drivers of stock performance, with many such technology stocks generating strong performances within the Portfolio over the annual period.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                   Focused Technology Class B           Nasdaq 100 Index
5/00                       10000                            10000
10/00                      12376                            10054.85
10/2001                    3144                             4183.02
10/2002                    2208                             3035.3
10/2003                    3733                             4353.98

-------------------------------------------------------------------------------------------------
                                                              SEC Average Annual Return
           Focused Technology                        --------------------------------------------
               Portfolio                             Class A           Class B            Class C
-------------------------------------------------------------------------------------------------
1 Year Return                                         65.88%            70.91%            73.91%
-------------------------------------------------------------------------------------------------
Since Inception*                                     -25.06%           -24.89%           -24.22%
-------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 05/22/00. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated Class C shares on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO

The Focused International Equity Portfolio Class A shares returned 23.40% at NAV for the 12-month period ended October 31, 2003. The Portfolio underperformed its benchmark, the MSCI EAFE Index, which returned 27.03% for the same time frame. The Portfolio outperformed its fund peer class, the Morningstar Foreign Large Blend Category, which returned 22.49% for the annual period.

Individual stock selection was a chief contributor to the Portfolio's sound overall performance. The Portfolio's underperformance relative to the MSCI EAFE Index can be partially attributed to extreme volatility in the international equity markets, impacted by a number of factors. Markets experienced sharp ups and downs based on the ever-shifting news about the war in Iraq, SARS outbreak in Asia, violence in the Middle East, questions about corporate governance, relative strength of world currencies versus the U.S. dollar, sluggish recovery in economic activity and corporate profits, and monetary and fiscal stimulus. After a difficult first half, Asian equity markets were the best performing for the annual period. The European equity markets overall lagged the performance of the MSCI EAFE Index for the twelve months.


                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

               Focused International Equity Class A              MSCI EAFE Index
11/2001                    9427                                      10000
10/2002                    9057                                      8678.82
10/2003                    11176                                     11025.12

-------------------------------------------------------------------------------------------------
                                                               SEC Average Annual Return
        Focused International                        --------------------------------------------
           Equity Portfolio                          Class A           Class B            Class C
-------------------------------------------------------------------------------------------------
1 Year Return                                         16.33%            18.61%            21.63%
-------------------------------------------------------------------------------------------------
Since Inception*                                       5.73%             6.37%             8.20%
-------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/01/01. Class II shares were redesignated as Class C shares of the Portfolio on February 20, 2004.

Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED DIVIDEND STRATEGY PORTFOLIO

The Focused Dividend Strategy Portfolio Class A shares returned 14.69% at NAV for the 12-month period ended September 30, 2003. The Portfolio underperformed its benchmark, the Russell 1000 Value Index, which returned 24.37% for the same time frame.

This past year, although it generated positive returns, the Focused Dividend Strategy Portfolio underperformed its peer class, the Morningstar Large Value Category. Going forward, we expect this to change as retail investors begin to move back into the stock market, increasing their participation in high quality companies with strong earnings. Over recent months, companies that paid dividends continued to underperform those which do not, with small-cap stocks receiving considerable attention from investors, a phenomenon typical of new bull markets.



                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

        Focused Dividend Strategy Class B               Russell 1000 Value Index
6/98                       10000                                 10000
10/98                      8929                                  9480.71
10/99                      9298                                  11047.5
10/00                      8262                                  11657.07
10/2001                    8733                                  10274.4
10/2002                    8771                                  9244.86
9/2003                     9312                                  10704.48


-------------------------------------------------------------------------------------------------
                                                              SEC Average Annual Return
           Focused Dividend                          --------------------------------------------
          Strategy Portfolio                         Class A           Class B            Class C
-------------------------------------------------------------------------------------------------
1 Year Return                                          8.13%            10.07%            12.96%
-------------------------------------------------------------------------------------------------
5 Year Return                                          1.03%             1.19%             1.54%
-------------------------------------------------------------------------------------------------
Since Inception*                                      -1.33%            -1.06%            -0.91%
-------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 06/08/98. Class II shares were redesignated as Class C shares of the Portfolio on February 20, 2004.


Past performance is no guarantee of future results. The returns in the graph and table include sales charges, expenses, and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B Class C, Class I, Class X and Class Z shares.


Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.


o     Lower annual expenses than Class B or Class C shares.


                                     CLASS B

o     No front-end sales charge; all your money goes to work for you right away.

o     Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.


o Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

                                    CLASS C

o     No front-end sales charge; all your money goes to work for you right away.


o     Higher annual expenses than Class A shares.


o Deferred sales charge on shares you sell within twelve months of purchase, as described below.


o     No conversion to Class A.

                                     CLASS I

o     Offered exclusively to certain institutions.


o     No sales charges.

o     Lower annual expenses than Class A, B, or C Shares.


                                     CLASS X

o Offered exclusively to certain group plans including, but not limited to, state-sponsored tuition savings plans.

o     No sales charge.

                                     CLASS Z

o Offered exclusively to certain SunAmerica affiliated companies' retirement plans (the "Plan").

o     No sales charges.


o     Lower annual expenses than Class A, B, I or C Shares.


CALCULATION OF SALES CHARGES


CLASS A. Sales Charges are as follows:                    Sales Charge                 Concession to Dealers
                                                ------------------------------------------------------------
                                                      % OF         % OF NET                    % OF
                                                    OFFERING        AMOUNT                   OFFERING
YOUR INVESTMENT                                       PRICE        INVESTED                    PRICE
                                                ------------------------------------------------------------
Less than $50,000 ............................        5.75%          6.10%                     5.00%
$50,000 but less than $100,000 ...............        4.75%          4.99%                     4.00%
$100,000 but less than $250,000 ..............        3.75%          3.90%                     3.00%
$250,000 but less than $500,000 ..............        3.00%          3.09%                     2.50%
$500,000 but less than $1,000,000 ............        2.00%          2.04%                     1.75%
$1,000,000 or more ...........................        None           None                      1.00%


INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

         Years after purchase year                CDSC on shares being sold
             1st year or 2nd year                            4.00%
             3rd and 4th year                                3.00%
             5th year                                        2.00%
             6th year                                        1.00%
             7th year and thereafter                         None

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.


CLASS C: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.


DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.


If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the AIG SunAmerica Capital Services, Inc.


      o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

      o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or any of SunAmerica Mutual Funds distributed by AIG SunAmerica Capital Services, Inc.

      o selling brokers and their employees and sales representatives and their families


      o     participants in the "Net Asset Value Transfer Program"

We will generally waive the CDSC for CLASS B or CLASS C shares in the following cases:


      o within one year of the shareholder's death or legal disability (individual and spousal joint tenancy accounts only)


      o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (d/b/a SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made


      o Fund Directors and other individuals and their families who are affiliated with any Portfolio or any of the SunAmerica Mutual Funds distributed by AIG SunAmerica Capital Services, Inc.

      o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


The Net Asset Value Transfer Program is only available through firms that are affiliated with a member company of American International Group, Inc.

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of AIG SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial adviser, or consult the Statement of Additional Information.

If you maintain brokerage accounts with multiple financial advisors, you may be entitled to a lower front-end sales load by aggregating the investments in those brokerage accounts. Please provide your account information to your financial advisor(s) to see if you may be eligible for a sales charge reduction.


TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISER.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale you may invest some or all of the proceeds in the same share class of the same Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I, Class X and Class Z) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIGSunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                                         ACCOUNT MAINTENANCE AND
        CLASS                DISTRIBUTION FEE                  SERVICE FEE

          A                        0.10%                          0.25%
          B                        0.75%                          0.25%
          C                        0.75%                          0.25%


Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.


OPENING AN ACCOUNT (CLASSES A, B AND C)


1.    Read this prospectus carefully.


2. Determine how much you want to invest. The minimum initial investments for each class of each Portfolio are as follows:


      o     non-retirement account: $500

      o     retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month

      The minimum subsequent investments for the Portfolios are as follows:

      o     non-retirement account: $100

      o     retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.


5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


HOW TO BUY SHARES (CLASS A, B AND C)

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO

OPENING AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------

o Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

o Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

      (via regular mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS
      PO Box 219186
      Kansas City, MO 64121-9186

      (via express, certified and registered mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS
      330 W 9th St.
      Kansas City, MO 64105-1514


o All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.


o Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

o Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

o Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.


o Indicate the Portfolio and account number in the memo section of your check.


o Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

      (via regular mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS
      PO Box 219373
      Kansas City, MO 64121-9373

      (via express, certified and registered mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS
      330 W 9th St.
      Kansas City, MO 64105-1514


BY WIRE
--------------------------------------------------------------------------------


o Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

o     Obtain your account number by calling Shareholder Services 1-800-858-8850.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank & Trust Company
      Boston, MA
      ABA #0110-00028
      DDA #99029712

      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank & Trust Company
      Boston, MA
      ABA #0110-00028
      DDA #99029712

      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

HOW TO SELL SHARES (CLASS A, B AND C)

SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
--------------------------------------------------------------------------------

Send your request to:

      Via Regular mail
      AIG SunAmerica Mutual Funds
      c/o BFDS
      PO Box 219186
      Kansas City, MO 64121-9186

      Via express, certified and registered mail
      AIG SunAmerica Mutual Funds
      c/o BFDS
      330 W 9th Street
      Kansas City, MO 64105-1514

Your request should include:

      o     Your name,
      o     Portfolio name, share class and account number,
      o     The dollar amount or number of shares to be redeemed,
      o     Any special payment instructions,
      o The signature of all registered owners exactly as the account is registered, and
      o     Any special documents required to assure proper authorization.


BY PHONE
--------------------------------------------------------------------------------


o Call Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days.
o     Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.


BY WIRE
--------------------------------------------------------------------------------


May  be  done  either  in  writing  or  by  calling   Shareholder   Services  at
1-800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern time) on most business days. You must provide the following information:

o     The fund name, share class and account number you are redeeming,
o     Bank or financial institution name,
o     ABA routing number,
o     Account number, and
o     Account registration.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

BY INTERNET
--------------------------------------------------------------------------------

Visit our website at www.sunamericafunds.com, and select the "View Your Account" hyperlink (generally not available for retirement accounts).

Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE:

To protect you and the fund from fraud, the following redemption requests must be in writing and include a signature guarantee (although there may be other situations that also require a signature guarantee) if:

      o     Redemptions of $100,000 or more

      o The proceeds are to be payable other than as the account is registered

      o The redemption check is to be sent to an address other than the address of record

      o     Your address of record has changed within the previous 30 days

      o Shares are being transferred to an account with a different registration

      o     Someone   (such  as  an   Executor)   other   than  the   registered
            shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a signature guarantee from the following sources:

      o     A broker or securities dealer

      o     A federal savings, cooperative or other type of bank

      o     A savings and loan or other thrift institution

      o     A credit union

      o     A securities exchange or clearing agency.


A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)

Class X shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.


BUY AND SELL PRICES. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, X or Z shares, you pay the NAV. When you sell Class I, Class X and Z shares, you receive NAV.


EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.


If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Large-Cap Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a different CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


To protect the interests of other shareholders, we will cancel the exchange privileges of any investors that, in the opinion of the Fund, are using abusive market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice. An exchange Fee of 2% will be assessed on the amount of any exchange of Class A shares of the Focused International Equity Portfolio that were purchased within ninety (90) days prior to the date of such exchange. The Exchange Fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 40 of the Prospectus.

CERTIFICATED SHARES. The Portfolios do not issue certificated shares.

REDEMPTION FEE. With respect to Class A shares of the Focused International Equity Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Fund described on page 40 of the Prospectus.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.



SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund, Inc. To use:

      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.


RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through the Portfolio.)


DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios, except for the Focused Dividend Strategy Portfolio and the Focused Growth and Income Portfolio, which pay income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850, change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class X and Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I and Class C shares as a result of the fact that Class X and Class Z shares are not subject to any distribution or service fee.


TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.


SMALL ACCOUNTS (OTHER THAN CLASS I, CLASS X OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only).

MORE INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------------------------------------
                                                         FOCUSED LARGE-CAP           FOCUSED MULTI-CAP
                                                              GROWTH                      GROWTH
                                                             PORTFOLIO                   PORTFOLIO
--------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?             Long-term growth              Long-term growth
                                                     of capital                    of capital

--------------------------------------------------------------------------------------------------------------
What principal investment strategies does            growth and focus              growth and focus
the Portfolio use to implement its
investment goal?

--------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment        active trading of equity      active trading of
techniques?                                          securities of large-cap       equity securities of
                                                     companies that offer the      companies of any
                                                     potential for long-term       market capitalization
                                                     growth of capital.            that offer the potential
                                                     Under normal market           for long-term
                                                     conditions, at least 80%      growth of capital
                                                     of the Portfolio's net
                                                     assets plus any borrowing
                                                     for investment purposes
                                                     will be invested in large-cap
                                                     companies

--------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant           o Foreign securities          o Foreign securities
(non-principal) investments?                         o Mid-cap companies

--------------------------------------------------------------------------------------------------------------
What other types of securities may the Portfolio     o Short-term investments      o Short-term investments
normally invest in as part of efficient portfolio    o Defensive instruments       o Defensive instruments
management and which may produce some                o Special situations          o Options and futures
income?                                                                            o Special situations

--------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?                 PRINCIPAL RISKS:              PRINCIPAL RISKS:
                                                     o Stock market volatility     o Stock market volatility
                                                     o Securities selection        o Securities selection
                                                     o Non-diversification         o Non-diversification
                                                     NON-PRINCIPAL RISKS:          o Small and mid
                                                     o Foreign exposure              market capitalization
                                                     o Derivatives                 NON-PRINCIPAL RISKS:
                                                     o Hedging                     o Technology companies
                                                     o Small and mid market        o Foreign exposure
                                                       capitalization              o Derivatives
                                                                                   o Hedging

--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FOCUSED 2000                 FOCUSED LARGE-CAP          FOCUSED MULTI-CAP            FOCUSED 2000            FOCUSED GROWTH
       GROWTH                          VALUE                      VALUE                      VALUE                 AND INCOME
      PORTFOLIO                      PORTFOLIO                  PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Long-term growth              Long-term growth           Long-term growth           Long-term growth           Long-term growth
of capital                    of capital                 of capital                 of capital                 of capital and
                                                                                                               current income

------------------------------------------------------------------------------------------------------------------------------------
growth and focus              value and focus            value and focus            value and focus            growth, value and
                                                                                                               focus
------------------------------------------------------------------------------------------------------------------------------------
active trading of equity      active trading of          active trading of equity   active trading of equity   active trading of
securities of companies       equity securities of       securities that offer the  securities of companies    large-cap
that offer the potential for  large-cap companies        potential for long-term    that offer the potential   companies that
long-term growth of capital   that offer the potential   growth of capital          for long-term growth       offer the
with characteristics similar  for long-term growth       without regard to          of capital with            potential for
to those contained in the     of capital. Under normal   market capitalization      characteristics similar    long-term growth
Portfolio's Benchmark Index   market conditions, at                                 to those contained in      of capital and
                              least 80% of the                                      the Portfolio's            reasonable level
                              Portfolio's net assets                                Benchmark Index            of current income
                              plus any borrowing for
                              investment purposes
                              assets will be invested
                              in large-cap companies

------------------------------------------------------------------------------------------------------------------------------------
o Foreign securities          o Mid-cap companies        o Foreign securities       o Foreign securities       o Foreign
                              o Foreign securities                                                               securities
                                                                                                               o Mid-cap
                                                                                                                 companies

------------------------------------------------------------------------------------------------------------------------------------
o Short-term investments      o Short-term investments   o Short-term investments   o Short-term investments   o Short-term
o Defensive instruments       o Defensive instruments    o Defensive instruments    o Defensive instruments      investments
o Options and futures         o Options and futures      o Options and futures      o Options and futures      o Defensive
o Special situations          o Special situations       o Special situations       o Special situations         instruments
                                                         o Currency transactions                               o Options and
                                                                                                                 futures
                                                                                                               o Special
                                                                                                                 situations

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:              PRINCIPAL RISKS:           PRINCIPAL RISKS:           PRINCIPAL RISKS:           PRINCIPAL RISKS:
o Stock market volatility     o Stock market volatility  o Stock market volatility  o Stock market volatility  o Stock market
o Securities selection        o Securities selection     o Securities selection     o Securities selection       volatility
o Non-diversification         o Non-diversification      o Non-diversification      o Non-diversification      o Securities
o Small and mid               NON-PRINCIPAL RISKS:       NON-PRINCIPAL RISKS:       o Small and mid              selection
  market capitalization       o Foreign exposure         o Foreign exposure           market capitalization    o Non-diversification
NON-PRINCIPAL RISKS:          O Derivatives              o Derivatives              NON-PRINCIPAL RISKS:       NON-PRINCIPAL RISKS:
o Technology companies        o Hedging                  o Hedging                  o Foreign exposure         o Foreign exposure
o Foreign exposure            o Small and mid market     o Small and mid market     o Derivatives              o Derivatives
o Derivatives                   capitalization             capitalization           o Hedging                  o Hedging
o Hedging                                                                                                      o Small and mid
                                                                                                                 market
                                                                                                                 capitalization

------------------------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE PORTFOLIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                     FOCUSED                                                       FOCUSED
                                                  INTERNATIONAL                     FOCUSED                       DIVIDEND
                                                     EQUITY                       TECHNOLOGY                      STRATEGY
                                                    PORTFOLIO                      PORTFOLIO                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?    Long-term growth of            Long-term growth               Total return (including)
                                            capital                        of capital                     capital appreciation and
                                                                                                          current income)

------------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies does   international and focus        growth and focus               value
the Portfolio use to implement its
investment goal?

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal          active trading of foreign      active trading of equity       employ a "buy and hold"
investment techniques?                      securities that offer the      securities of companies        strategy with thirty high
                                            potential for long-term        that offer potential for       dividend yielding equity
                                            growth of capital,             long-term growth of            securities selected
                                            without regard to              capital and that the           annually from the Dow
                                            market capitalization.         Advisers believe will          Jones Industrial Average
                                            Under normal market            benefit significantly from     and the broader market
                                            conditions, at least 80%       technological advances or
                                            of the Portfolio's net assets  improvements, without
                                            plus any borrowing for         Benchmark Index regard to
                                            investment purposes will       market capitalization. Under
                                            be invested inequity           normal market conditions,
                                            securities.                    at least 80% of the
                                                                           Portfolio's net assets plus
                                                                           any borrowing for investment
                                                                           purposes will be invested in
                                                                           such securities

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant  o  None                        o  Foreign securities          o  None
(non-principal) investments?

------------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the      o  Short-term investments      o  Short-term investments      o  Annual rebalancing
Portfolio normally invest in as part of     o  Defensive instruments       o  Defensive instruments       o  Cash flow management
efficient portfolio management and which    o  Options and futures         o  Special situations          o  Short-term investments
may produce some income?                    o  Special situations
                                            o  Currency transactions

------------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?        PRINCIPAL RISKS:               PRINCIPAL RISKS:               PRINCIPAL RISKS:
                                            o  Stock market volatility     o  Stock market volatility     o  Market volatility
                                            o  Securities selection        o  Securities selection        o  Disciplined strategy
                                            o  Non-diversification         o  Non-diversification         o  Non-diversification
                                            o  Foreign exposure            o  Small and mid
                                            o  Currency volatility            market capitalization
                                            o  Emerging markets            o  Technology companies
                                            o  Small and mid               NON-PRINCIPAL RISKS:
                                               market capitalization       o  Foreign exposure
                                            NON-PRINCIPAL RISKS:           o  Derivatives
                                            o  Derivatives                 o  Hedging
                                            o  Hedging                     o  Emerging markets

                                    GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

CAPITAL APPRECIATION is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.6 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.5 billion and $8.6 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.5 billion or less.

LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INSTRUMENTS include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


ANNUAL REBALANCING No later than January 15 of each year, SunAmerica will rebalance the Focused Dividend Strategy Portfolio's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding December 31st. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.


CASH FLOW MANAGEMENT Because the Focused Dividend Strategy Portfolio will be at all times fully invested in the stocks selected using the criteria described above, the Portfolio will use the following policies to manage cash that it receives from the sale of its shares. As the Portfolio's shares are sold during the year, new cash received by the Portfolio will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio. The Portfolio will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in its portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in its portfolio and without any intention to rebalance its holdings on an interim basis.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


DISCIPLINED STRATEGY: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding thirty stocks selected through objective selection criteria (except if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------


MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica") selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio.
SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2003, each Portfolio paid SunAmerica an annual fee equal to a percentage of average daily net assets as follows:

        PORTFOLIO                                                       FEE RATE
        ---------                                                       --------
        Focused Large-Cap Growth Portfolio                                .85%
        Focused 2000 Growth Portfolio                                    1.00%
        Focused Multi-Cap Growth Portfolio                               1.00%
        Focused Large-Cap Value Portfolio                                1.00%
        Focused Multi-Cap Value Portfolio                                1.00%
        Focused 2000 Value Portfolio                                     1.00%
        Focused Growth and Income Portfolio                              1.00%
        Focused International Equity Portfolio                           1.25%
        Focused Technology Portfolio                                     1.25%


Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.



Prior to February 20, 2004, the Focused Dividend Strategy Portfolio was operated as the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds. For the fiscal year ended September 30, 2003, the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds paid SunAmerica a fee equal to 0.35% of average daily net assets. Francis D. Gannon has supervisory responsibility over the Focused Dividend Strategy Portfolio. Mr. Gannon, a Senior Vice President, has been with the Adviser since 1993. Focused Dividend Strategy Portfolio will be paid an annual fee at 0.35% of average daily net assets.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $37 billion as of September 30, 2003. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.


ADDITIONAL INFORMATION ABOUT THE ADVISERS


SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio of SunAmerica Focused Series, Inc. equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio of SunAmerica Focused Series, Inc., SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.



DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, an AIG SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. For Class X and Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class X and Class Z Shares. SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Advisers and Portfolio Managers for each Portfolio are described below:


PORTFOLIO                             PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
---------                             -----------------------------------------------------------
FOCUSED LARGE-CAP                     Fred Alger Management, Inc. ("Alger")
  GROWTH PORTFOLIO                    Salomon Brothers Asset Management Company Inc.
                                      ("Salomon Brothers")
                                      Marsico Capital Management, LLC ("Marsico")

FOCUSED MULTI-CAP GROWTH              Credit Suisse Asset Management, LLC ("CSAM")
  PORTFOLIO                           Janus Capital Management LLC ("Janus")
                                      AIG SunAmerica Asset Management Corp. ("SunAmerica")

FOCUSED 2000 GROWTH                   BAMCO, Inc. ("BAMCO")
  PORTFOLIO                           Deutsche Asset Management Inc. ("DAMI")
                                      Oberweis Asset Management, Inc. ("Oberweis")

FOCUSED LARGE-CAP VALUE               Dreman Value Management L.L.C. ("Dreman")
  PORTFOLIO                           Harris Associates L.P. ("Harris")
                                      Wellington Management Company, LLP ("Wellington Management")

FOCUSED MULTI-CAP                     American Century Investment Management, Inc.
  VALUE PORTFOLIO                     ("American Century")
                                      Third Avenue Management LLC ("Third Avenue")
                                      J.P. Morgan Investment Management Inc. ("J.P. Morgan")

FOCUSED 2000 VALUE                    Janus (subcontracted to
  PORTFOLIO                           Perkins, Wolf, McDonnell and Company LLC ("PWM"))
                                      Boston Partners Asset Management L.P. ("Boston Partners")
                                      Hotchkis and Wiley Capital Management, LLC ("HWCM")

FOCUSED GROWTH AND                    Thornburg Investment Management, Inc. ("Thornburg")
INCOME PORTFOLIO                      Marsico
                                      Harris

FOCUSED INTERNATIONAL                 Massachusetts Financial Services Company ("MFS")
EQUITY PORTFOLIO                      Harris
                                      The Boston Company Asset Management, LLC ("TBCAM")

FOCUSED TECHNOLOGY                    BAMCO
  PORTFOLIO                           RCM Capital Management LLC ("RCM")
                                      SunAmerica

FOCUSED DIVIDEND                      SunAmerica
  STRATEGY PORTFOLIO

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2003, American Century had approximately $87.4 billion in total assets under management.

BAMCO,  INC. BAMCO is a New York corporation  located at 767
5th Avenue, 49th Floor, New York, New York 10153. As of December 31, 2003, BAMCO had approximately $6.5 billion in assets under management.

BOSTON PARTNERS ASSET MANAGEMENT LLC. BOSTON PARTNERS is located at 28 State Street, Boston, Massachusetts and is a Delaware limited liability company. Boston Partners is a wholly-owned subsidiary of Robeco USA, Inc. Robeco USA, Inc. is a subsidiary of Robeco Groep N.V. ("Robeco"), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to investment funds. As of December 31, 2003, Boston Partners had approximately $10 billion in assets under management.

CREDIT SUISSE ASSET MANAGEMENT, LLC. CSAM is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients. As of September 30, 2003, Credit Suisse Asset Management managed approximately $49 billion in the U.S. and $312.7 billion globally.

DEUTSCHE ASSET MANAGEMENT, INC. DAMI has principal offices at 280 Park Avenue, New York, New York 10017. DAMI conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 3, 2003, DAMI managed approximately $40.5 billion in assets globally.

DREMAN VALUE MANAGEMENT L.L.C. DREMAN is located at Ten Exchange Place, Jersey City, New Jersey and is an employee controlled limited liability company. Dreman manages over 130 client accounts, including six registered investment companies, three of which are separate accounts offered by variable annuity products, and as of December 31, 2003, had approximately $8.9 billion in assets under management.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 111 Fifth Avenue, New York, NY 10003. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of October 31, 2003, Alger had approximately $10.9 billion in assets under management.

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDCIXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2003, Harris had approximately $46.2 billion in assets under management.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC. HWCM is a Delaware limited liability company located at 725 S. Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. As of December 31, 2003, HWCM had assets under management of approximately $9.6 billion.

JANUS CAPITAL MANAGEMENT LLC. JANUS is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206-4805, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2003, Janus Capital Group, Inc., parent of Janus had assets under management of approximately $151.5 billion.

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. MORGAN is a Delaware corporation and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2003, J.P. Morgan, together with its affiliated companies, had approximately $559 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company and a wholly owned indirect subsidiary of Bank of America Corp. located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2003, Marsico had approximately $30.2 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. MFS is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116, and as of December 31, 2003, MFS had approximately $140.3 billion in assets under management.

OBERWEIS ASSET MANAGEMENT, INC. OBERWEIS, an Illinois corporation, is located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. As of December 31, 2003, Oberweis had approximately $658 million in assets under management.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC. PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, is a Delaware limited liability company. As of December 31, 2003, PWM had assets under management of approximately $7.1 billion.

RCM CAPITAL MANAGEMENT LLC. RCM is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization, and is located at Four Embarcadero Center, San Francisco, California 94111. As of December 31, 2003, Dresdner and its affiliates had approximately $48.1 billion in total assets under management and advice. This includes approximately $31.7 billion under management and advice in San Francisco and $16.4 billion under management and advice by affiliates in London, Hong Kong and San Diego.


SALOMON BROTHERS ASSET MANAGEMENT INC. SALOMON BROTHERS is located at 399 Park Avenue, New York, New York, and is a subsidiary of Citigroup Inc. Salomon Brothers, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2003, Salomon Brothers had approximately $55.1 billion in assets under management.


AIG SUNAMERICA ASSET MANAGEMENT CORP. See page 48.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (TBCAM). TBCAM, located at One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2003 were $34 billion. Certain of the assets managed by TBCAM are managed as dual officers of affiliated entities.


THIRD AVENUE MANAGEMENT LLC. (Third Avenue) THIRD AVENUE is located at 622 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2003, Third Avenue had approximately $7.4 billion in assets under management.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2003, Thornburg had approximately $8.3 billion in assets under management.


WELLINGTON MANAGEMENT COMPANY, LLP. WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                           NAME, TITLE AND AFFILIATION
PORTFOLIO                  OF PORTFOLIO MANAGER                                  EXPERIENCE
---------                  ---------------------------                           ----------
FOCUSED LARGE-CAP GROWTH   Fred Alger                                            Mr. Alger founded Alger in 1964. He served
  PORTFOLIO                Chairman and Chief Market Strategist                  as President and Portfolio Manager until
                           (Alger)                                               1995. Mr. Alger resumed these responsibilities
                                                                                 in 2001.

                           Dan Chung                                             Mr. Chung joined Alger in 1994 and
                           President, Chief Investment Officer                   advanced through ranks from Research
                           and Portfolio Manager                                 Associate to Associate Analyst, Analyst, Senior
                           (Alger)                                               Technology Analyst and Portfolio Manager.
                                                                                 He currently serves as Alger's President and
                                                                                 Chief Investment Officer.

                           Alan Blake                                            Mr. Blake is a Managing Director, Portfolio
                           Managing Director (Salomon Brothers)                  Manager and member of Salomon Brothers
                                                                                 Investment Strategy Committee. He has been
                                                                                 with Salomon Brothers since 1991.

                           Thomas E. Marsico                                     Thomas F. Marsico is the Chief Investment Officer
                           Portfolio Manager (Marsico)                           of Marsico Capital Management, and co-manages the
                                                                                 investment program of the SunAmerica Focused Large
                                                                                 Cap Growth Portfolio and the SunAmerica Focused
                                                                                 Growth and Income Portfolio. Mr. Marsico has over
                                                                                 20 years of experience as a securities analyst and
                                                                                 a portfolio manager. Prior to forming Marsico
                                                                                 Capital, Mr. Marsico served as the portfolio
                                                                                 manager of the Janus Twenty Fund from January 31,
                                                                                 1988 through August 11, 1997 and served in the same
                                                                                 capacity for the Janus Growth and Income Fund from
                                                                                 May 31, 1991 (the Fund's inception date) through
                                                                                 August 11, 1997.

                           James A. Hillary                                      James A. Hillary co-manages the SunAmerica Focused
                           Portfolio Manager (Marsico)                           Large Cap Growth Portfolio and the SunAmerica
                                                                                 Focused Growth and Income Portfolio with Mr.
                                                                                 Marsico. Mr. Hillary has 15 years of experience as
                                                                                 a securities analyst and portfolio manager and was
                                                                                 a founding member of Marsico Capital Management.
                                                                                 Prior to joining Marsico Capital in 1997, Mr.
                                                                                 Hillary was a portfolio manager at W.H. Reaves, a
                                                                                 New Jersey-based money management firm. He holds a
                                                                                 bachelor's degree from Rutgers University and a law
                                                                                 degree from Fordham University.

FOCUSED MULTI-CAP GROWTH   Roger M. Harris                                       Mr. Harris, Managing Director, has been with
  PORTFOLIO                Managing Director (CSAM)                              CSAM since 1999, and with its predecessor,
                                                                                 Warburg Pincus Asset Management, Inc. ("Warburg"),
                                                                                 since 1996.

                           Robert S. Janis                                       Mr. Janis, Managing Director, has been with CSAM
                           Managing Director (CSAM)                              since 1999, and with its predecessor, Warburg,
                                                                                 since 1994.

                           Sammy Oh                                              Mr. Oh, Managing Director, has been with CSAM
                           Managing Director (CSAM)                              since 1999, and with its predecessor, Warburg,
                                                                                 since 1997.

                           John P. Rhodes                                        Mr. Rhodes, CFA, Director, ia a portfolio manager
                           Director (CSAM)                                       and analyst specializing in post-venture capital,
                                                                                 distribution management and small-capitalization
                                                                                 U.S. equity portfolios. Mr. Rhodes has been with
                                                                                 CSAM since 1999 and with its predecessor, Warburg,
                                                                                 since 1966.

                           Scott W. Schoelzel                                    Mr. Schoelzel joined Janus Capital as a
                           Vice President and Portfolio                          Portfolio Manager in January 1994. He has
                           Manager (Janus)                                       managed the Janus Twenty Fund since August
                                                                                 1997 as well as both the Janus Aspen Capital
                                                                                 Appreciation Portfolio and the Janus Adviser
                                                                                 Capital Appreciation Fund since inception.

                           Donna Calder                                          Ms. Calder joined SunAmerica as a Portfolio
                           (Domestic Equity Investment Team)                     Manager in February 1998. Ms. Calder served
                           Portfolio Manager (SunAmerica)                        as a General Partner of Manhattan Capital
                                                                                 Partners, L.P. from November 1991 through
                                                                                 August 1995. She also has served as a
                                                                                 Portfolio Manager with Oppenheimer
                                                                                 Management and E.F. Hutton & Company.

                           NAME, TITLE AND AFFILIATION
PORTFOLIO                  OF PORTFOLIO MANAGER                                  EXPERIENCE
---------                  ---------------------------                           ----------
FOCUSED 2000 GROWTH        Ronald Baron                                          Mr. Baron is the founder, Chief Executive
  PORTFOLIO                Chairman, Chief Executive Officer,                    Officer and Chairman of Baron Capital Group, Inc.
                           Chief Investment Officer                              and its subsidiaries. BAMCO, Inc., established in
                           (BAMCO)                                               1987, is one its subsidiaries. He began to manage
                                                                                 money for others on a discretionary basis in 1975.
                                                                                 In 1982 he established Baron Capital Inc. He has
                                                                                 been Portfolio Manager of the Baron Funds flagship
                                                                                 fund, Baron Asset Fund and of Baron Growth Fund
                                                                                 since their inception.

                           Audrey M.T. Jones                                     Ms. Jones is head of the US Micro-, Small- and
                           CFA, Managing Director (DAMI)                         Mid-Cap portfolio selection team. She joined the
                                                                                 precursor DAMI in 1986 after 16 years of
                                                                                 experience, including Vice President and/small cap
                                                                                 Portfolio Manager at Chase Investors Management
                                                                                 Corp. and as a large cap research analyst at Chase
                                                                                 Manhattan Bank.

                           James W. Oberweis, CFA                                Mr. Oberweis has been President since 2001
                           President                                             and a Portfolio Manager since 1995.
                           Portfolio Manager (Oberweis)                          Mr. Oberweis was Vice President from
                                                                                 1995 to 2001.

                           James D. Oberweis                                     Mr. Oberweis has been Chairman since 2001
                           Chairman                                              and a Portfolio Manager since 1989.
                           Portfolio Manager (Oberweis)                          Mr. Oberweis was President from 1989 to
                                                                                 2001. Mr. Oberweis founded the Oberweis
                                                                                 Emerging Growth Portfolio in 1987 and has
                                                                                 over thirty years of investment experience.

FOCUSED LARGE-CAP VALUE    David N. Dreman                                       Mr. Dreman has been the chairman of Dreman
  PORTFOLIO                Chairman, Chief Investment Officer                    (and its predecessors) since 1977.
                           and Founder
                           (Dreman)

                           Nelson Woodward                                       Mr. Woodward re-joined Dreman in November
                           Managing Director                                     2001 as a Managing Director and a member of
                           (Dreman)                                              the Investment Policy Committee. From July
                                                                                 2000 to November 2001 he was Vice
                                                                                 President of Asset Allocation and Quantitative
                                                                                 Analysis at Prudential Investments. Prior
                                                                                 thereto, Mr. Woodward was a Managing
                                                                                 Director of Dreman (and its predecessors) from
                                                                                 January 1997 to July 2000. Mr. Woodward
                                                                                 has over 17 years of investment management
                                                                                 experience.

                           Steven T. Irons                                       Mr. Irons joined Wellington Management in
                           Vice President and                                    1993 as a research analyst on the firm's Value
                           Assistant Portfolio Manager                           Yield Team.
                           (Wellington Management)

                           Edward S. Loeb, CFA                                   Mr. Loeb is a Partner of and Portfolio Manager
                           Partner and Portfolio Manager                         for Harris, as well as its Director of
                           (Harris)                                              Institutional Portfolios. Mr. Loeb has been
                                                                                 with Harrissince 1989 and has over 15 years
                                                                                 of investment experience.

                           Michael J. Mangan, CFA, CPA                           Mr. Mangan is a Portfolio Manager for Harris
                           Partner and Portfolio Manager                         and has been with Harris since 1997.
                           (Harris)                                              Prior to that, Mr. Mangan was a Portfolio
                                                                                 Manager with Stein Roe & Farnham. Mr.
                                                                                 Mangan has over 15 years of investment
                                                                                 experience.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                           NAME, TITLE AND AFFILIATION
PORTFOLIO                  OF PORTFOLIO MANAGER                                  EXPERIENCE
---------                  ---------------------------                           ----------
FOCUSED MULTI-CAP VALUE    Phil Davidson                                         Mr. Davidson has been a member of the team
  PORTFOLIO                Senior Vice President and                             that manages Value and Equity Income since
                           Senior Portfolio Manager                              joining American Century in September of
                           (American Century)                                    1993. Prior to joining American Century, he
                                                                                 spent 11 years at Boatmen's Trust Company
                                                                                 in St. Louis and served as Vice President and
                                                                                 Portfolio Manager responsible for
                                                                                 institutional value equity clients. He is a
                                                                                 CFA charterholder.

                           Scott Moore                                           Mr. Moore, Vice President and Portfolio Manager,
                           Vice President and Portfolio Manager                  has been a member of the team that manages the Fund
                           (American Century)                                    since 1996 and Portfolio Manager since 1999. He
                                                                                 joined American Century in 1993 as an Investment
                                                                                 Analyst.

                           Martin J. Whitman                                     Mr. Whitman has been Chief Investment
                           Chairman, CEO and Portfolio Manager                   Officer of Third Avenue since 1991 and
                           (Third Avenue)                                        Chairman and CEO since 1986.
                                                                                 Mr. Whitman also has been Chairman and
                                                                                 CEO of Third Avenue Trust (and its
                                                                                 predecessors) since 1990 and was President
                                                                                 from 1991 to 1998.

                           Ian Lapey                                             Mr. Lapey is a portfolio manager for Third Avenue
                           Portfolio Manager                                     Management's sub-advised portfolios. Ian Lapey is
                           (Third Avenue)                                        also a senior research analyst for the Third
                                                                                 Avenue Funds. Prior to joining Third Avenue
                                                                                 Management, Mr. Lapey was an equity research
                                                                                 analyst with Credit Suisse First Boston.
                                                                                 Previously, he held various research positions
                                                                                 with Salomon Brothers, Hampshire Securities and
                                                                                 Lord Abbett & Co. Mr. Lapey received a B.A. in
                                                                                 Economics from Williams College, a M.S. in
                                                                                 Accounting from Northeastern University Graduate
                                                                                 School of Professional Accounting, and a M.B.A.
                                                                                 from New York University Stern School of Business.
                                                                                 Mr. Lapey is a Certified Public Accountant.

                           Jonathan K. L. Simon                                  Mr. Simon is a portfolio manager in the
                           Managing Director/Portfolio                           U.S. Equity Group. An employee since 1980,
                           Manager (J.P. Morgan)                                 Mr. Simon manages the J.P. Morgan Mid Cap Value
                                                                                 Fund and J.P. Morgan Fleming Strategic Value Fund.
                                                                                 Mr. Simon is also co-portfolio manager of the
                                                                                 J.P. Morgan Fleming America Equity Fund and
                                                                                 J.P. Morgan Growth & Income Fund

FOCUSED 2000 VALUE         Steven L. Pollack                                     Mr. Pollack is an Equity Portfolio Manager
  PORTFOLIO                Senior Portfolio Manager                              for Boston Partners Asset Management, LLC
                           (Boston Partners)                                     and is also a member of Boston Partners'
                                                                                 Equity Strategy Committee. Prior to joining
                                                                                 Boston Partners, Mr. Pollack spent sixteen
                                                                                 years at Hughes Investment, the last 12 years
                                                                                 as an Equity Portfolio Manager, managing a
                                                                                 portion of their pension plan. Prior to that,
                                                                                 he was a Computer Programmer with
                                                                                 Remington, Inc. and a Systems Consultant
                                                                                 with Arthur Andersen & Co. Mr. Pollack has
                                                                                 a total of seventeen years of investment
                                                                                 experience.

                           Robert H. Perkins                                     Mr. Perkins has been an investment manager
                           President, Lead Investment Manager                    since 1970. Mr. Perkins serves as President
                           and Director (PWM)                                    and as a director of PWM.

                           Thomas H. Perkins                                     Mr. Perkins has also served as investment
                           Portfolio Manager (PWM)                               manager of the Portfolio since January 1999.
                                                                                 He has been an investment manager
                                                                                 since 1974 and joined PWM as a Portfolio
                                                                                 Manager in 1998.

                           NAME, TITLE AND AFFILIATION
PORTFOLIO                  OF PORTFOLIO MANAGER                                  EXPERIENCE
---------                  ---------------------------                           ----------
                           Stanley Majcher                                       Mr. Majcher joined Hotchkis and Wiley Capital
                           Principal and Portfolio Manager                       Management in 1996 as a domestic equity analyst.
                           (HWCM)                                                Prior to joining the firm, Mr. Majcher was an
                                                                                 analyst in corporate finance at Merrill Lynch &
                                                                                 Co., Inc. Mr. Majcher has a total of 10 years of
                                                                                 investment experience.

FOCUSED GROWTH AND         William C. Nygren, CFA                                Mr. Nygren is a Partner of Harris Associates
  INCOME PORTFOLIO         Partner and Portfolio Manager                         and is also a Portfolio Manager. Mr. Nygren
                           (Harris)                                              has been with Harris Associates since 1983
                                                                                 and has over 22 years of investment experience.
                                                                                 From 1990 to 1998, Mr. Nygren was the
                                                                                 Director of Research of Harris Associates.

                           Thomas E. Marsico                                     See the Focused Large-Cap Growth Portfolio.
                           Portfolio Manager (Marsico)

                           James Hillary                                         See the Focused Large-Cap Growth Portfolio.
                           Portfolio Manager (Marsico)

                           William V. Fries, CFA                                 Mr. Fries has been a Managing Director and
                           Managing Director and                                 Portfolio Manager at Thornburg since 1995.
                           Portfolio Manager                                     Previously he had been affiliated with USAA
                           (Thornburg)                                           Investment Management Company for over
                                                                                 20 years.

FOCUSED INTERNATIONAL      David A. Antonelli                                    Mr. Antonelli is a Senior Vice President and
  EQUITY PORTFOLIO         Senior Vice President                                 Director of International Equity Research of
                           (MFS)                                                 MFS. He is responsible for the hiring, train-
                                                                                 ing, and industry assignments of the team of
                                                                                 international equity research analysts and
                                                                                 coordinates coverage of global industries with
                                                                                 the U.S. director of research. In his director
                                                                                 role, Mr. Antonelli also oversees the process
                                                                                 of portfolio management of the international
                                                                                 research and emerging market portfolios of
                                                                                 MFS' mutual funds, variable annuities,
                                                                                 institutional accounts, and offshore funds. He
                                                                                 also manages MFS' international small-cap
                                                                                 portfolios and the international portions of
                                                                                 the global growth portfolios. Mr. Antonelli
                                                                                 joined MFS in 1991 as a research analyst
                                                                                 following foreign stocks, with a concentration
                                                                                 in continental Europe. He was named Vice
                                                                                 President in 1995, portfolio manager in
                                                                                 1997, and Senior Vice President and Director
                                                                                 of International Equity Research in 1999.

                           David G. Herro, CFA                                   Mr. Herro is a Director of International
                           Partner, Managing Director-                           Equities and Portfolio Manager for Harris.
                           International Equities and                            Mr. Herro joined Harris in 1992 and
                           Portfolio Manager                                     has been managing international porfolios
                           (Harris)                                              since 1986.

                           Remi J. Browne, CFA                                   Mr. Browne is the Chief Investment Officer
                           Portfolio Manager and                                 of International Equities. He is the lead
                           Senior Vice President                                 manager for global and international core
                           (TBCAM)                                               equity portfolios. He has worked in the
                                                                                 industry for 17 years. Mr. Browne previously
                                                                                 worked at Ark Asset Management as a director.
                                                                                 Prior to that, Mr. Browne was at State Street
                                                                                 Bank for six years where he headed the global
                                                                                 active equities division.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                           NAME, TITLE AND AFFILIATION
PORTFOLIO                  OF PORTFOLIO MANAGER                                  EXPERIENCE
---------                  ---------------------------                           ----------
FOCUSED TECHNOLOGY         Mitchell Rubin, CFA, JD                               Mr. Rubin is a Vice President, portfolio manager
  PORTFOLIO                Vice President and Portfolio                          and senior research analyst. He is the portfolio
                           Manager (BAMCO)                                       manager for the Baron iOpportunity Fund
                                                                                 and is responsible for the internet and
                                                                                 information technology industries as well as,
                                                                                 among others, the consumer, real estate,
                                                                                 gaming, lodging and retail industries. He
                                                                                 received a BA in Economics from the
                                                                                 University of Michigan in 1988, a JD from
                                                                                 Harvard Law School in 1991 and was designated
                                                                                 a chartered financial analyst in 1997. From
                                                                                 1991 to 1994, Mr. Rubin was an associate with
                                                                                 the New York office of Latham & Watkins
                                                                                 specializing in corporate finance
                                                                                 transactions. From 1994 until joining BAMCO
                                                                                 in November 1995, Mr. Rubin was an equity
                                                                                 research analyst for Smith Barney in emerging
                                                                                 growth stocks.

                           Walter C. Price, Jr.                                  Mr. Price joined RCM in 1974 as a Senior
                           Portfolio Manager (RCM)                               Portfolio Analyst and became a principal in
                                                                                 1978. He has been a Managing Director and
                                                                                 Portfolio Manager with the firm since 1985.
                                                                                 Mr. Price has analytical responsibility for
                                                                                 much of Dresdner's technology area.

                           Huachen Chen                                          Mr. Chen joined RCM in 1985 as a
                           Portfolio Manager (RCM)                               Securities Analyst. He became a principal in
                                                                                 1994 and currently has research and money
                                                                                 management responsibilities for the
                                                                                 technology area.

                           Donna Calder                                          Ms. Calder joined SunAmerica as a Portfolio
                           Portfolio Manager (SunAmerica)                        Manager in February 1998. Ms. Calder
                                                                                 served as a General Partner of Manhattan
                                                                                 Capital Partners, L.P. from November 1991
                                                                                 through August 1995. She also has served as
                                                                                 a Portfolio Manager with Oppenheimer
                                                                                 Management and E.F. Hutton & Company.

                           Soohwan Kim, CFA                                      Soohwan Kim joined SunAmerica as a
                           Senior Technology Analyst                             Senior Research Analyst in July of 1999.
                           (SunAmerica)                                          Previously, he was Vice President and Analyst
                                                                                 at Citibank Global Asset Management. From
                                                                                 1992 to 1993, he served as an Economist
                                                                                 with the Union Bank of Switzerland.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information, except for the Focused Dividend Strategy Portfolio, has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request. The information for the Focused Dividend Strategy Portfolio, except for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request. The information for the Focused Dividend Strategy Portfolio for the fiscal year ended September 30, 1999 has been audited by PricewaterhouseCoopers, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request. The information for the Focused Dividend Strategy Portfolio for the fiscal year ended September 30, 1999 has been audited by PricewaterhouseCoopers, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request.


FOCUSED 2000 GROWTH PORTFOLIO(1)


                                        NET        NET GAIN         TOTAL       DIVIDENDS   DISTRI-
                      NET ASSET       INVEST-  (LOSS) ON INVEST-    FROM        FROM NET    BUTIONS
                       VALUE,          MENT       MENTS (BOTH      INVEST-       INVEST-     FROM         TOTAL
PERIOD                BEGINNING       INCOME     REALIZED AND       MENT          MENT      CAPITAL      DISTRI-
ENDED                 OF PERIOD      (LOSS)(5)    UNREALIZED)    OPERATIONS      INCOME      GAINS       BUTIONS
-----                 ---------      ---------    -----------    ----------      ------      -----       -------
                                                                   CLASS A
                                                                   -------
10/31/99 ...........   $ 8.88         $(0.15)       $ 4.08         $ 3.93         $ --      $   --       $   --
10/31/00 ...........    12.81          (0.12)         5.66           5.54           --       (1.08)       (1.08)
10/31/01 ...........    17.27          (0.14)        (5.65)         (5.79)          --       (0.01)       (0.01)
10/31/02 ...........    11.47          (0.15)        (1.11)         (1.26)          --          --           --
10/31/03 ...........    10.21          (0.18)         4.91           4.73           --          --           --
                                                                   CLASS B
                                                                   -------
10/31/99 ...........     8.83          (0.21)         3.95           3.74           --          --           --
10/31/00 ...........    12.57          (0.24)         5.55           5.31           --       (1.08)       (1.08)
10/31/01 ...........    16.80          (0.22)        (5.46)         (5.68)          --       (0.01)       (0.01)
10/31/02 ...........    11.11          (0.23)        (1.05)         (1.28)          --          --           --
10/31/03 ...........     9.83          (0.25)         4.72           4.47           --          --           --
                                                                  CLASS C(6)
                                                                  ----------
10/31/99 ...........     8.84          (0.21)         3.94           3.73           --          --           --
10/31/00 ...........    12.57          (0.29)         5.59           5.30           --       (1.08)       (1.08)
10/31/01 ...........    16.79          (0.22)        (5.45)         (5.67)          --       (0.01)       (0.01)
10/31/02 ...........    11.11          (0.20)        (1.10)         (1.30)          --          --           --
10/31/03 ...........     9.81          (0.25)         4.70           4.45           --          --           --
                                                                   CLASS I
                                                                   -------
7/10/00-10/31/00(8)     19.82          (0.07)        (1.42)         (1.49)          --       (1.00)       (1.00)
10/31/01 ...........    17.33          (0.13)        (5.64)         (5.77)          --       (0.01)       (0.01)
10/31/02 ...........    11.55          (0.16)        (1.09)         (1.25)          --          --           --
10/31/03 ...........    10.30          (0.17)         4.96           4.79           --          --           --

                                                                            RATIO OF NET
                      NET ASSET                NET ASSETS   RATIO OF         INVESTMENT
                        VALUE,                   END OF     EXPENSES        INCOME (LOSS)
PERIOD                  END OF        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE    PORTFOLIO
ENDED                   PERIOD      RETURN(3)    (000'S)   NET ASSETS        NET ASSETS    TURNOVER
-----                   ------      ---------    -------   ----------        ----------    --------
                                                         CLASS A
                                                         -------
10/31/99 ...........    $12.81       44.26%     $   224     1.70%(4)        (1.43)%(4)       129%
10/31/00 ...........     17.27       43.62        6,795     1.35(4)         (0.66)(4)        222
10/31/01 ...........     11.47      (33.56)       4,512     1.47(4)         (1.04)(4)         91
10/31/02 ...........     10.21      (10.99)      10,856     1.74(4)(7)      (1.44)(4)(7)     150
10/31/03 ...........     14.94       46.33       89,176     1.72(4)(7)      (1.57)(4)(7)      68
                                                         CLASS B
                                                         -------
10/31/99 ...........     12.57       42.36          660     2.35(4)         (2.04)(4)        129
10/31/00 ...........     16.80       42.62       14,554     2.00(4)         (1.31)(4)        222
10/31/01 ...........     11.11      (33.84)      11,158     2.11(4)         (1.69)(4)         91
10/31/02 ...........      9.83      (11.52)      14,375     2.40(4)(7)      (2.10)(4)(7)     150
10/31/03 ...........     14.30       45.47       28,899     2.37(4)(7)      (2.21)(4)(7)      68
                                                        CLASS C(6)
                                                        ----------
10/31/99 ...........     12.57       42.19          440     2.35(4)         (2.03)(4)        129
10/31/00 ...........     16.79       42.54        3,337     2.21(4)         (1.56)(4)        222
10/31/01 ...........     11.11      (33.80)       2,119     2.11(4)         (1.67)(4)         91
10/31/02 ...........      9.81      (11.70)      22,029     2.39(4)(7)      (2.08)(4)(7)     150
10/31/03 ...........     14.26       45.36       51,886     2.37(4)(7)      (2.22)(4)(7)      68
                                                         CLASS I
                                                         -------
7/10/00-10/31/00(8)      17.33       (7.34)      14,154     1.11(4)         (0.37)           222
10/31/01 ...........     11.55      (33.33)      11,581     1.37(4)         (0.94)(4)         91
10/31/02 ...........     10.30      (10.82)       4,854     1.64(4)(7)      (1.35)(4)(7)     150
10/31/03 ...........     15.09       46.50        8,126     1.62(4)(7)      (1.46)(4)(7)      68


----------

(1) The financial information shown reflects the financial information for the Small Cap Growth Fund of North American Funds, which was reorganized (the "reorganization") into Focused 2000 Growth Portfolio (formerly Small-Cap Growth Portfolio) on November 16, 2001


(2)   Annualized

(3) Total return is not annualized and does not reflect sales load. It does include expense reimbursments and expense reductions.

(4) Net of the following expense reimbursements (based on average net assets)(annualized)

                                              10/31/99         10/31/00         10/31/01         10/31/02         10/31/03
                                              --------         --------         --------         --------         --------
      Focused 2000 Growth A ..............      5.26%            0.75%            1.34%            0.70%            0.18%
      Focused 2000 Growth B ..............      5.23%            0.75%            1.35%            0.72%            0.28%
      Focused 2000 Growth C ..............      5.25%            0.96%            1.34%            0.59%            0.30%
      Focused 2000 Growth I ..............        --             0.58%            1.34%            0.67%            0.17%

(5)   Calculated based upon average shares outstanding.

(6) Class C shares were renamed Class II shares upon the reorganization described above and then redesignated Class C shares on February 20, 2004.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                               10/31/02         10/31/03
                                               --------         --------
      Focused 2000 Growth A ..............       0.07%            0.02%
      Focused 2000 Growth B ..............       0.08             0.03
      Focused 2000 Growth C ..............       0.05             0.03
      Focused 2000 Growth I ..............       0.07             0.03

(8)   Inception date of Class.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED MULTI-CAP GROWTH PORTFOLIO


                                        NET         NET GAIN         TOTAL      DIVIDENDS     DISTRI-
                     NET ASSET        INVEST-   (LOSS) ON INVEST-    FROM       FROM NET      BUTIONS
                       VALUE,          MENT        MENTS (BOTH      INVEST-      INVEST-       FROM        TOTAL
PERIOD               BEGINNING        INCOME      REALIZED AND       MENT         MENT        CAPITAL     DISTRI-
ENDED                OF PERIOD       (LOSS)(1)     UNREALIZED)    OPERATIONS     INCOME        GAINS      BUTIONS
-----                ---------       ---------     -----------    ----------     ------        -----      -------
                                                                   CLASS A
                                                                   -------
10/31/99 .........     $16.50         $(0.23)       $ 9.86         $ 9.63         $ --        $   --       $   --
10/31/00 .........      26.13          (0.35)         8.65           8.30           --         (3.24)       (3.24)
10/31/01 .........      31.19          (0.15)       (11.07)        (11.22)          --         (5.04)       (5.04)
10/31/02 .........      14.93          (0.16)        (1.42)         (1.58)          --            --           --
10/31/03 .........      13.35          (0.18)         3.69           3.51           --            --           --
                                                                   CLASS B
                                                                   -------
10/31/99 .........      16.29          (0.37)         9.69           9.32           --            --           --
10/31/00 .........      25.61          (0.56)         8.50           7.94           --         (3.24)       (3.24)
10/31/01 .........      30.31          (0.27)       (10.67)        (10.94)          --         (5.04)       (5.04)
10/31/02 .........      14.33          (0.25)        (1.36)         (1.61)          --            --           --
10/31/03 .........      12.72          (0.26)         3.50           3.24           --            --           --
                                                                  CLASS C(7)
                                                                  ----------
10/31/99 .........      16.30          (0.37)         9.67           9.30           --            --           --
10/31/00 .........      25.60          (0.56)         8.51           7.95           --         (3.24)       (3.24)
10/31/01 .........      30.31          (0.27)       (10.68)        (10.95)          --         (5.04)       (5.04)
10/31/02 .........      14.32          (0.24)        (1.36)         (1.60)          --            --           --
10/31/03 .........      12.72          (0.26)         3.50           3.24           --            --           --
                                                                   CLASS X
                                                                   -------
08/01/02-10/31/02(8)    13.55          (0.10)        (0.10)         (0.20)          --            --           --
10/31/03 .........      13.35          (0.15)         3.70           3.55           --            --           --

                                                                          RATIO OF NET
                     NET ASSET              NET ASSETS     RATIO OF        INVESTMENT
                      VALUE,                  END OF       EXPENSES       INCOME (LOSS)
PERIOD                END OF       TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
ENDED                 PERIOD     RETURN(2)    (000'S)     NET ASSETS       NET ASSETS     TURNOVER
_____                 ------     ---------    -------     ----------       ----------     --------
                                                    CLASS A
                                                    -------
10/31/99 .........     $26.13      58.36%     $100,468     1.76%(4)(5)    (1.00)%(4)(5)      126%
10/31/00 .........      31.19      32.77       162,801     1.78(4)(5)     (1.07)(4)(5)       134
10/31/01 .........      14.93     (41.40)       77,975     1.78(4)(5)     (0.77)(4)(5)       176
10/31/02 .........      13.35     (10.58)       85,244     1.76(4)(6)     (1.08)(4)(6)       211
10/31/03 .........      16.86      26.29       127,425     1.72(4)(6)     (1.30)(4)(6)       100
                                                    CLASS B
                                                    -------
10/31/99 .........      25.61      57.21       140,508     2.39(4)(5)     (1.64)(4)(5)       126
10/31/00 .........      30.31      31.95       217,963     2.43(4)(5)     (1.72)(4)(5)       134
10/31/01 .........      14.33     (41.73)      114,228     2.43(4)(5)     (1.43)(4)(5)       176
10/31/02 .........      12.72     (11.24)      118,177     2.41(4)(6)     (1.74)(4)(6)       211
10/31/03 .........      15.96      25.47       130,904     2.37(4)(6)     (1.94)(4)(6)       100
                                                   CLASS C(7)
                                                   ----------
10/31/99 .........      25.60      57.06        25,331     2.41(4)(5)     (1.65)(4)(5)       126
10/31/00 .........      30.31      32.01        71,127     2.43(5)        (1.70)(5)          134
10/31/01 .........      14.32     (41.77)       34,567     2.43(4)(5)     (1.43)(4)(5)       176
10/31/02 .........      12.72     (11.17)       38,884     2.41(4)(6)     (1.74)(4)(6)       211
10/31/03 .........      15.96      25.47        45,985     2.37(4)(6)     (1.94)(4)(6)       100
                                                    CLASS X
                                                    -------
08/01/02-10/31/02(8)    13.35      (1.48)          169     1.47(3)(4)(6)  (0.80)(3)(4)(6)    211
10/31/03 .........      16.90      26.59           557     1.47(4)(6)     (1.08)(4)(6)       100


----------
(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                                    10/31/99        10/31/00          10/31/01      10/31/02        10/31/03
                                                    --------        --------          --------      --------        --------
      Focused Multi-Cap Growth A ................     0.08%            --               0.01%        0.05%           0.12%
      Focused Multi-Cap Growth B ................     0.06%            --                 --         0.01%           0.10%
      Focused Multi-Cap Growth C ................     0.10%            --               0.02%        0.05%           0.12%
      Focused Multi-Cap Growth X ................       --             --                 --         6.36%          (0.02)%


(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                        10/31/02        10/31/03
                                                        --------        --------
      Focused Multi-Cap Growth A ..................       0.03%            --%
      Focused Multi-Cap Growth B ..................       0.03%            --
      Focused Multi-Cap Growth C ..................       0.03%            --
      Focused Multi-Cap Growth X ..................         --             --

(7) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.

(8)   Inception date of Class.

FOCUSED LARGE-CAP VALUE PORTFOLIO


                                        NET        NET GAIN         TOTAL      DIVIDENDS      DISTRI-
                      NET ASSET       INVEST-  (LOSS) ON INVEST-    FROM       FROM NET       BUTIONS
                        VALUE,          MENT      MENTS (BOTH      INVEST-      INVEST-        FROM
PERIOD                BEGINNING       INCOME     REALIZED AND       MENT         MENT         CAPITAL
ENDED                 OF PERIOD      (LOSS)(1)    UNREALIZED)    OPERATIONS     INCOME         GAINS
-----                 ---------      ---------    -----------    ----------     ------         -----
                                                                   CLASS A
                                                                   -------
10/31/99 ..........    $12.59         $ 0.05        $ 1.49         $ 1.54       $   --        $(0.08)
10/31/00 ..........     14.05           0.11          1.86           1.97           --         (0.32)
10/31/01 ..........     15.70          (0.03)        (1.92)         (1.95)       (0.12)        (0.57)
10/31/02 ..........     13.06           0.04         (1.99)         (1.95)          --            --
10/31/03 ..........     11.11           0.04          2.87           2.91           --            --
                                                                   CLASS B
                                                                   -------
10/31/99 ..........     12.51          (0.05)         1.49           1.44           --         (0.08)
10/31/00 ..........     13.87           0.02          1.81           1.83           --         (0.32)
10/31/01 ..........     15.38          (0.12)        (1.87)         (1.99)       (0.01)        (0.57)
10/31/02 ..........     12.81          (0.04)        (1.94)         (1.98)          --            --
10/31/03 ..........     10.83          (0.04)         2.79           2.75           --            --
                                                                 CLASS C(7)
                                                                 ----------
10/31/99 ..........     12.51          (0.04)         1.48           1.44           --         (0.08)
10/31/00 ..........     13.87           0.02          1.82           1.84           --         (0.32)
10/31/01 ..........     15.39          (0.13)        (1.86)         (1.99)       (0.01)        (0.57)
10/31/02 ..........     12.82          (0.03)        (1.94)         (1.97)          --            --
10/31/03 ..........     10.85          (0.04)         2.79           2.75           --            --

                                                                                    RATIO OF NET
                                NET ASSET               NET ASSETS     RATIO OF       INVESTMENT
                       TOTAL      VALUE,                  END OF       EXPENSES      INCOME (LOSS)
PERIOD                DISTRI-     END OF       TOTAL      PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
ENDED                 BUTIONS     PERIOD     RETURN(2)    (000'S)     NET ASSETS      NET ASSETS     TURNOVER
-----                 -------     ------     ---------    -------     ----------      ----------     --------
                                                               CLASS A
                                                               -------
10/31/99 ..........   $(0.08)     $14.05      12.28%     $ 15,996     1.78%(3)(4)     0.34%(3)(4)        42%
10/31/00 ..........    (0.32)      15.70      14.36        19,500     1.78(3)(5)      0.76(3)(5)         96
10/31/01 ..........    (0.69)      13.06     (12.91)       23,418     1.78(3)(4)     (0.21)(3)(4)        63
10/31/02 ..........       --       11.11     (14.93)       26,269     1.76(3)(6)      0.12(3)(6)        161
10/31/03 ..........       --       14.02      26.19       168,245     1.72(3)(6)      0.30(3)(6)         69
                                                               CLASS B
                                                               -------
10/31/99 ..........    (0.08)      13.87      11.55        31,422     2.43(3)(4)     (0.33)(3)(4)        42
10/31/00 ..........    (0.32)      15.38      13.52        34,140     2.43(3)(5)      0.13(3)(5)         96
10/31/01 ..........    (0.58)      12.81     (13.42)       36,816     2.43(3)(4)     (0.86)(3)(4)        63
10/31/02 ..........       --       10.83     (15.46)       32,261     2.41(3)(6)     (0.57)(3)(6)       161
10/31/03 ..........       --       13.58      25.39        41,887     2.37(3)(6)     (0.35)(3)(6)        69
                                                              CLASS C(7)
                                                              ----------
10/31/99 ..........    (0.08)      13.87      11.55        10,664     2.43(3)(4)     (0.28)(3)(4)        42
10/31/00 ..........    (0.32)      15.39      13.59        19,717     2.43(3)(5)      0.12(3)(5)         96
10/31/01 ..........    (0.58)      12.82     (13.41)       24,958     2.43(3)(4)     (0.86)(3)(4)        63
10/31/02 ..........       --       10.85     (15.37)       33,297     2.40(3)(6)     (0.50)(3)(6)       161
10/31/03 ..........       --       13.60      25.35        56,935     2.37(3)(6)     (0.35)(3)(6)        69

----------
(1)   Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3)   Net of the following expense reimbursements (based on average net assets):

                                                      10/31/99       10/31/00         10/31/01         10/31/02           10/31/03
                                                      --------       --------         --------         --------           --------
      Focused Large-Cap Value A ...................      0.17%         0.20%            0.09%            0.16%              0.09%
      Focused Large-Cap Value B ...................      0.16%         0.17%            0.04%            0.15%              0.11%
      Focused Large-Cap Value C ...................      0.22%         0.25%            0.09%            0.15%              0.08%

(4) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                    10/31/02         10/31/03
                                                    --------         --------
      Focused Large-Cap Value A ................      0.22%            0.11%
      Focused Large-Cap Value B ................      0.23%            0.15%
      Focused Large-Cap Value C ................      0.21%            0.14%

(7) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED 2000 VALUE PORTFOLIO


                                        NET        NET GAIN         TOTAL       DIVIDENDS     DISTRI-
                     NET ASSET        INVEST-  (LOSS) ON INVEST-    FROM        FROM NET      BUTIONS
                       VALUE,           MENT      MENTS (BOTH      INVEST-       INVEST-       FROM        TOTAL
PERIOD               BEGINNING        INCOME     REALIZED AND       MENT          MENT        CAPITAL     DISTRI-
ENDED                OF PERIOD       (LOSS)(1)    UNREALIZED)    OPERATIONS      INCOME        GAINS      BUTIONS
-----                ---------       ---------    -----------    ----------      ------        -----      -------
                                                                   CLASS A
                                                                   -------
10/31/99 .........     $10.82         $ 0.05        $ 0.83         $ 0.88         $ --        $   --       $   --
10/31/00 .........      11.70           0.07          2.15           2.22           --            --           --
10/31/01 .........      13.92          (0.03)         1.66           1.63           --            --           --
10/31/02 .........      15.55          (0.06)        (1.16)         (1.22)          --         (1.12)       (1.12)
10/31/03 .........      13.21          (0.03)         5.15           5.12           --         (0.63)(7)    (0.63)
                                                                   CLASS B
                                                                   -------
10/31/99 .........      10.74          (0.03)         0.83           0.80           --            --           --
10/31/00 .........      11.54          (0.02)         2.13           2.11           --            --           --
10/31/01 .........      13.65          (0.13)         1.63           1.50           --            --           --
10/31/02 .........      15.15          (0.16)        (1.12)         (1.28)          --         (1.12)       (1.12)
10/31/03 .........      12.75          (0.12)         4.96           4.84           --         (0.63)(7)    (0.63)
                                                                 CLASS C(6)
                                                                 ----------
10/31/99 .........      10.74          (0.03)         0.84           0.81           --            --           --
10/31/00 .........      11.55          (0.02)         2.13           2.11           --            --           --
10/31/01 .........      13.66          (0.13)         1.63           1.50           --            --           --
10/31/02 .........      15.16          (0.14)        (1.14)         (1.28)          --         (1.12)       (1.12)
10/31/03 .........      12.76          (0.12)         4.98           4.86           --         (0.63)(7)    (0.63)

                                                                         RATIO OF NET
                     NET ASSET              NET ASSETS     RATIO OF       INVESTMENT
                      VALUE,                  END OF       EXPENSES      INCOME (LOSS)
PERIOD                END OF       TOTAL      PERIOD      TO AVERAGE      TO AVERAGE     PORTFOLIO
ENDED                 PERIOD     RETURN(2)    (000'S)     NET ASSETS      NET ASSETS     TURNOVER
-----                 ------     ---------    -------     ----------      ----------     --------
                                                   CLASS A
                                                   -------
10/31/99 .........    $11.70        8.13%     $ 15,473    1.78%(3)(4)     0.39%(3)(4)       102%
10/31/00 .........     13.92       18.97        17,188    1.78(3)(4)      0.52(3)(4)         67
10/31/01 .........     15.55       11.71        29,772    1.78(3)(4)     (0.19)(3)(4)        66
10/31/02 .........     13.21       (9.13)       43,322    1.75(3)(5)     (0.49)(3)(5)       123
10/31/03 .........     17.70       40.24       140,181    1.72(3)(5)     (0.20)(3)(5)       101
                                                   CLASS B
                                                   -------
10/31/99 .........     11.54        7.45        22,601    2.43(3)(4)     (0.26)(3)(4)       102
10/31/00 .........     13.65       18.28        22,593    2.43(3)(4)     (0.12)(3)(4)        67
10/31/01 .........     15.15       10.99        37,205    2.43(3)(4)     (0.83)(3)(4)        66
10/31/02 .........     12.75       (9.80)       44,538    2.40(3)(5)     (1.15)(3)(5)       123
10/31/03 .........     16.96       39.46        60,293    2.37(3)(5)     (0.84)(3)(5)       101
                                                  CLASS C(6)
                                                  ----------
10/31/99 .........     11.55        7.54         7,230    2.43(3)(4)     (0.26)(3)(4)       102
10/31/00 .........     13.66       18.27        12,195    2.43(3)(4)     (0.16)(3)(4)        67
10/31/01 .........     15.16       10.98        25,676    2.43(3)(4)     (0.84)(3)(4)        66
10/31/02 .........     12.76       (9.79)       50,881    2.40(3)(5)     (1.09)(3)(5)       123
10/31/03 .........     16.99       39.59        76,993    2.37           (0.84)(3)(5)       101

----------
(1)   Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does reflect expense reimbursements and expense reductions.

(3)   Net of the following expense reimbursements (based on average net assets):


                                           10/31/99         10/31/00            10/31/01       10/31/02           10/31/03
                                           --------         --------            --------       --------           --------
      Focused 2000 Value A ..............    0.29%            0.25%               0.11%          0.08%              0.09%
      Focused 2000 Value B ..............    0.31%            0.25%               0.07%          0.07%              0.09%
      Focused 2000 Value C ..............    0.36%            0.31%               0.15%          0.09%              0.07%


(4) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable


(5) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                   10/31/02         10/31/03
                                                   --------         --------
      Focused 2000 Value A ..............            0.08%            0.03%
      Focused 2000 Value B ..............            0.08             0.03
      Focused 2000 Value C ..............            0.08             0.03

(6) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.

(7)   Includes a tax return of capital of less than $0.01 per share.

FOCUSED LARGE-CAP GROWTH PORTFOLIO


                                      NET         NET GAIN         TOTAL      DIVIDENDS     DISTRI-
                     NET ASSET      INVEST-   (LOSS) ON INVEST-    FROM       FROM NET      BUTIONS
                       VALUE,        MENT        MENTS (BOTH      INVEST-      INVEST-       FROM         TOTAL
PERIOD               BEGINNING      INCOME      REALIZED AND       MENT         MENT        CAPITAL      DISTRI-
ENDED                OF PERIOD     (LOSS)(1)     UNREALIZED)    OPERATIONS     INCOME        GAINS       BUTIONS
-----                ---------     ---------     -----------    ----------     ------        -----       -------
                                                                 CLASS A
                                                                 -------
10/31/99 .........     $12.60      $(0.12)        $ 6.75         $ 6.63         $ --        $   --       $   --
10/31/00 .........      19.23       (0.19)          2.54           2.35           --         (0.09)       (0.09)
10/31/01 .........      21.49       (0.11)         (6.16)         (6.27)          --         (0.59)       (0.59)
10/31/02 .........      14.63       (0.11)         (1.71)         (1.82)          --            --           --
10/31/03 .........      12.81       (0.12)          3.97           3.85           --            --           --
                                                                 CLASS B
                                                                 -------
10/31/99 .........      12.56       (0.23)          6.72           6.49           --            --           --
10/31/00 .........      19.05       (0.34)          2.52           2.18           --         (0.09)       (0.09)
10/31/01 .........      21.14       (0.22)         (6.04)         (6.26)          --         (0.59)       (0.59)
10/31/02 .........      14.29       (0.20)         (1.65)         (1.85)          --            --           --
10/31/03 .........      12.44       (0.20)          3.83           3.63           --            --           --
                                                               CLASS C(5)
                                                               ----------
10/31/99 .........      12.56       (0.23)          6.72           6.49           --            --           --
10/31/00 .........      19.05       (0.35)          2.53           2.18           --         (0.09)       (0.09)
10/31/01 .........      21.14       (0.22)         (6.04)         (6.26)          --         (0.59)       (0.59)
10/31/02 .........      14.29       (0.20)         (1.65)         (1.85)          --            --           --
10/31/03 .........      12.44       (0.20)          3.83           3.63           --            --           --
                                                                CLASS Z
                                                                -------
7/7/99-10/31/99(8)      18.18           --          1.09           1.09           --            --           --
10/31/00 .........      19.27       (0.09)          2.53           2.44           --         (0.09)       (0.09)
10/31/01 .........      21.62       (0.07)         (6.20)         (6.27)          --         (0.59)       (0.59)
10/31/02 .........      14.76       (0.05)         (1.74)         (1.79)          --            --           --
10/31/03 .........      12.97       (0.03)          4.01           3.98           --            --           --

                                                                           RATIO OF NET
                     NET ASSET             NET ASSETS    RATIO OF           INVESTMENT
                      VALUE,                 END OF      EXPENSES         INCOME (LOSS)
PERIOD                END OF      TOTAL      PERIOD     TO AVERAGE          TO AVERAGE    PORTFOLIO
ENDED                 PERIOD    RETURN(2)    (000'S)    NET ASSETS          NET ASSETS    TURNOVER
-----                 ------    ---------    -------    ----------          ----------    --------
                                                   CLASS A
                                                   -------
10/31/99 .........    $19.23      52.62%    $169,734    1.45%(4)(6)        (0.70)%(4)(6)    161%
10/31/00 .........     21.49      12.23      401,754    1.54(4)(6)         (0.81)(4)(6)     228
10/31/01 .........     14.63     (29.87)     284,538    1.56(6)            (0.66)(6)        178
10/31/02 .........     12.81     (12.44)     273,034    1.57(7)            (0.81)(7)        166
10/31/03 .........     16.66      30.05      514,908    1.58(7)            (0.83)(7)         81
                                                   CLASS B
                                                   -------
10/31/99 .........     19.05      51.67      271,531    2.10(4)(6)         (1.34)(4)(6)     161
10/31/00 .........     21.14      11.45      641,205    2.19(4)(6)         (1.46)(4)(6)     228
10/31/01 .........     14.29     (30.33)     475,315    2.21(6)            (1.31)(6)        178
10/31/02 .........     12.44     (12.95)     414,904    2.21(7)            (1.45)(7)        166
10/31/03 .........     16.07      29.18      502,311    2.22(7)            (1.47)(7)         81
                                                  CLASS C(5)
                                                  ----------
10/31/99 .........     19.05      51.67      261,536    2.10(4)(6)         (1.34)(4)(6)     161
10/31/00 .........     21.14      11.45      793,146    2.20(4)(6)         (1.46)(4)(6)     228
10/31/01 .........     14.29     (30.33)     544,620    2.21(6)            (1.30)(6)        178
10/31/02 .........     12.44     (12.95)     458,335    2.21(7)            (1.45)(7)        166
10/31/03 .........     16.07      29.18      539,786    2.21(7)            (1.45)(7)         81
                                                   CLASS Z
                                                   -------
7/7/99-10/31/99(8)     19.27       6.00        2,522    0.93               (0.09)           161
10/31/00 .........     21.62      12.67       12,523    1.12(4)(6)         (0.38)(4)(6)     228
10/31/01 .........     14.76     (29.68)       9,321    1.27(6)            (0.38)(6)        178
10/31/02 .........     12.97     (12.13)       8,785    1.21(7)            (0.45)(7)        166
10/31/03 .........     16.95      30.69       72,196    0.98(7)            (0.22)(6)         81


----------
(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                               10/31/99         10/31/00
                                               --------         --------
      Focused Large-Cap Growth A ..........      0.18%            0.05%
      Focused Large-Cap Growth B ..........      0.16%            0.04%
      Focused Large-Cap Growth C ..........      0.17%            0.04%
      Focused Large-Cap Growth Z ..........      2.23%            0.13%

(5) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.


(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                  10/31/02         10/31/03
                                                  --------         --------
      Focused Large-Cap Growth A ............       0.09%            0.03%
      Focused Large-Cap Growth B ............       0.09             0.03
      Focused Large-Cap Growth C ............       0.09             0.03
      Focused Large-Cap Growth Z ............       0.09             0.03

(8)   Inception date of Class.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED TECHNOLOGY PORTFOLIO


                                     NET         NET GAIN         TOTAL       DIVIDENDS     DISTRI-
                     NET ASSET     INVEST-   (LOSS) ON INVEST-    FROM        FROM NET      BUTIONS
                      VALUE,        MENT        MENTS (BOTH      INVEST-       INVEST-       FROM         TOTAL
PERIOD               BEGINNING     INCOME      REALIZED AND       MENT          MENT        CAPITAL      DISTRI-
ENDED               OF PERIOD     (LOSS)(1)     UNREALIZED)    OPERATIONS      INCOME        GAINS       BUTIONS
-----               ---------     ---------     -----------    ----------      ------        -----       -------
                                                                 CLASS A
                                                                 -------
05/22/00-
10/31/00(9) ......     $12.50      $(0.11)        $ 3.13          $3.02         $ --          $ --         $ --
10/31/01 .........      15.52       (0.08)        (11.49)        (11.57)          --            --           --
10/31/02 .........       3.95       (0.07)         (1.09)         (1.16)          --            --           --
10/31/03 .........       2.79       (0.07)          2.19           2.12           --            --           --
                                                                 CLASS B
                                                                 -------
05/22/00-
10/31/00(9) ......      12.50       (0.17)          3.14           2.97           --            --           --
10/31/01 .........      15.47       (0.13)        (11.41)        (11.54)          --            --           --
10/31/02 .........       3.93       (0.09)         (1.09)         (1.18)          --            --           --
10/31/03 .........       2.75       (0.09)          2.15           2.06           --            --           --
                                                                CLASS C(6)
                                                                ----------
05/22/00-
10/31/00(9) ......      12.50       (0.17)          3.14           2.97           --            --           --
10/31/01 .........      15.47       (0.13)        (11.42)        (11.55)          --            --           --
10/31/02 .........       3.92       (0.09)         (1.08)         (1.17)          --            --           --
10/31/03 .........       2.75       (0.09)          2.15           2.06           --            --           --

                                                                            RATIO OF NET
                    NET ASSET               NET ASSETS     RATIO OF          INVESTMENT
                     VALUE,                   END OF       EXPENSES         INCOME (LOSS)
PERIOD               END OF       TOTAL       PERIOD      TO AVERAGE         TO AVERAGE       PORTFOLIO
ENDED                PERIOD     RETURN(2)     (000'S)     NET ASSETS         NET ASSETS       TURNOVER
-----                ------     ---------     -------     ----------         ----------       --------
                                                   CLASS A
                                                   -------
05/22/00-
10/31/00(9) ......   $15.52       24.16%      $89,371   1.97%(3)(4)(5)    (1.30)%(3)(4)(5)(7)   176%
10/31/01 .........     3.95      (74.55)       28,327   1.97(4)(7)        (1.12)(4)(7)          449
10/31/02 .........     2.79      (29.37)       18,034   1.97(4)(8)        (1.77)(4)(8)          262
10/31/03 .........     4.91       75.99        34,846   1.97(4)(8)        (1.83)(4)(8)          157
                                                   CLASS B
                                                   -------
05/22/00-
10/31/00(9) ......    15.47       23.76        70,073   2.62(3)(4)(5)     (1.97)(3)(4)(5)(7)    176
10/31/01 .........     3.93      (74.60)       20,658   2.62(4)(7)        (1.77)(4)(7)          449
10/31/02 .........     2.75      (30.03)       13,368   2.62(4)(8)        (2.42)(4)(8)          262
10/31/03 .........     4.81       74.91        22,851   2.62(4)(8)        (2.48)(4)(8)          157
                                                  CLASS C(6)
                                                  ----------
05/22/00-
10/31/00(9) ......    15.47       23.76        86,105   2.62(3)(4)(5)(7)  (1.97)(3)(4)(5)(7)    176
10/31/01 .........     3.92      (74.66)       26,869   2.62(4)(7)        (1.77)(4)(7)          449
10/31/02 .........     2.75      (29.85)       17,137   2.62(4)(8)        (2.42)(4)(8)          262
10/31/03 .........     4.81       74.91        28,490   2.62(4)(8)        (2.48)(4)(8)          157

----------
(1)   Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                               10/31/00         10/31/01         10/31/02         10/31/03
                                               --------         --------         --------         --------
      Focused Technology A .................      0.30%           0.18%            0.39%            0.48%
      Focused Technology B .................      0.31%           0.16%            0.43%            0.52%
      Focused Technology C .................      0.31%           0.13%            0.40%            0.47%


(5) The ratio reflects an expense cap which is net of custody credits (0.02%) or waivers/reimbursements if applicable.


(6) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.


(7) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursement if applicable.


(8) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                     10/31/02          10/31/03
                                                     --------          --------
      Focused Technology A .................             --%              0.08%
      Focused Technology B .................             --               0.08
      Focused Technology C .................             --               0.08

(9)   Commencement of Operations.

FOCUSED GROWTH AND INCOME PORTFOLIO


                                          NET        NET GAIN         TOTAL      DIVIDENDS    DISTRI-
                     NET ASSET          INVEST-  (LOSS) ON INVEST-    FROM       FROM NET     BUTIONS
                       VALUE,            MENT       MENTS (BOTH      INVEST-      INVEST-      FROM         TOTAL
PERIOD               BEGINNING         INCOME      REALIZED AND       MENT         MENT       CAPITAL      DISTRI-
ENDED                OF PERIOD        (LOSS)(1)     UNREALIZED)    OPERATIONS     INCOME       GAINS       BUTIONS
-----                ---------        ---------     -----------    ----------     ------       -----       -------
                                                                     CLASS A
                                                                     -------
10/31/99 .........     $13.04          $(0.04)        $ 4.30         $ 4.26         $ --      $(0.18)      $(0.18)
10/31/00 .........      17.12           (0.13)          3.51           3.38           --       (0.98)       (0.98)
10/31/01 .........      19.52           (0.05)         (6.18)         (6.23)          --       (0.44)       (0.44)
10/31/02 .........      12.85           (0.07)         (0.74)         (0.81)          --          --           --
10/31/03 .........      12.04           (0.08)          2.97           2.89           --          --           --
                                                                     CLASS B
                                                                     -------
10/31/99 .........      12.96           (0.13)          4.25           4.12           --       (0.18)       (0.18)
10/31/00 .........      16.90           (0.26)          3.46           3.20           --       (0.98)       (0.98)
10/31/01 .........      19.12           (0.15)         (6.03)         (6.18)          --       (0.44)       (0.44)
10/31/02 .........      12.50           (0.16)         (0.70)         (0.86)          --          --           --
10/31/03 .........      11.64           (0.16)          2.85           2.69           --          --           --
                                                                   CLASS C(8)
                                                                   ----------
10/31/99 .........      12.95           (0.14)          4.26           4.12           --       (0.18)       (0.18)
10/31/00 .........      16.89           (0.26)          3.46           3.20           --       (0.98)       (0.98)
10/31/01 .........      19.11           (0.15)         (6.03)         (6.18)          --       (0.44)       (0.44)
10/31/02 .........      12.49           (0.15)         (0.71)         (0.86)          --          --           --
10/31/03 .........      11.63           (0.15)          2.84           2.69           --          --           --
                                                                    CLASS X
                                                                    -------
03/19/02-
10/31/02(9) ......      14.55           (0.03)         (2.46)         (2.49)          --          --           --
10/31/03 .........      12.06           (0.03)          2.96           2.93           --          --           --

                                                                         RATIO OF NET
                     NET ASSET              NET ASSETS    RATIO OF        INVESTMENT
                      VALUE,                  END OF      EXPENSES       INCOME (LOSS)
PERIOD                END OF      TOTAL       PERIOD     TO AVERAGE       TO AVERAGE     PORTFOLIO
ENDED                 PERIOD    RETURN(2)     (000'S)    NET ASSETS       NET ASSETS     TURNOVER
-----                 ------    ---------     -------    ----------       ----------     --------
                                                   CLASS A
                                                   -------
10/31/99 .........    $17.12      33.10%     $ 29,281    1.54%(4)(5)     (0.26)%(4)(5)      165%
10/31/00 .........     19.52      19.88        62,164    1.45(4)(6)      (0.62)(4)(6)       121
10/31/01 .........     12.85     (32.51)       39,280    1.45(4)(6)      (0.33)(4)(6)       203
10/31/02 .........     12.04      (6.30)       59,186    1.57(4)(7)      (0.61)(4)(7)       170
10/31/03 .........     14.93      24.00       119,353    1.72(4)(7)      (0.58)(4)(7)       103
                                                   CLASS B
                                                   -------
10/31/99 .........     16.90      32.21        39,636    2.20(4)(5)      (0.87)(4)(5)       165
10/31/00 .........     19.12      19.03        83,480    2.10(4)(6)      (1.27)(4)(6)       121
10/31/01 .........     12.50     (32.94)       59,653    2.10(4)(6)      (0.99)(4)(6)       203
10/31/02 .........     11.64      (6.88)       65,825    2.21(4)(7)      (1.27)(4)(7)       170
10/31/03 .........     14.33      23.11        88,038    2.37(4)(7)      (1.24)(4)(7)       103
                                                  CLASS C(8)
                                                  ----------
10/31/99 .........     16.89      32.24        15,619    2.16(4)(5)      (0.97)(4)(5)       165
10/31/00 .........     19.11      19.04        69,826    2.10(4)(6)      (1.26)(4)(6)       121
10/31/01 .........     12.49     (32.96)       50,468    2.10(4)(6)      (0.98)(4)(6)       203
10/31/02 .........     11.63      (6.89)       85,094    2.23(4)(7)      (1.27)(4)(7)       170
10/31/03 .........     14.32      23.13       137,348    2.37(4)(7)      (1.24)(4)(7)       103
                                                   CLASS X
                                                   -------
03/19/02-
10/31/02(9) ......     12.06     (17.11)        7,782    1.44(3)(4)(7)   (0.29)(3)(4)(7)    170
10/31/03 .........     14.99      24.30        23,443    1.40(4)(7)      (0.23)(4)(7)       103


----------
(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                                     10/31/99         10/31/00         10/31/01       10/31/02           10/31/03
                                                     --------         --------         --------       --------           --------
      Focused Growth and Income A ...............      0.37%            0.34%            0.30%         0.23%               0.04%
      Focused Growth and Income B ...............      0.44%            0.32%            0.30%         0.22%               0.04%
      Focused Growth and Income C ...............      0.60%            0.35%            0.30%         0.20%               0.03%
      Focused Growth and Income X ...............        --               --               --          0.18%              (0.02)%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.


(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                      10/31/02         10/31/03
                                                      --------         --------
      Focused Growth and Income A ...............       0.04%            0.03%
      Focused Growth and Income B ...............       0.05             0.04
      Focused Growth and Income C ...............       0.04             0.03
      Focused Growth and Income X ...............       0.01             0.03

(8) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.

(9)   Inception date of Class.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED MULTI-CAP VALUE PORTFOLIO


                                        NET        NET GAIN         TOTAL      DIVIDENDS      DISTRI-
                     NET ASSET        INVEST-  (LOSS) ON INVEST-    FROM       FROM NET       BUTIONS
                       VALUE,           MENT       MENTS (BOTH      INVEST-     INVEST-        FROM        TOTAL
PERIOD               BEGINNING        INCOME     REALIZED AND       MENT         MENT         CAPITAL     DISTRI-
ENDED                OF PERIOD       (LOSS)(1)    UNREALIZED)    OPERATIONS     INCOME         GAINS      BUTIONS
-----                ---------       ---------    -----------    ----------     ------         -----      -------
                                                                  CLASS A
                                                                  -------
01/01/99-
10/31/00(8) .......    $12.50         $ 0.03         $3.73          $3.76         $ --        $   --       $   --
10/31/01 ..........     16.26           0.02          1.10           1.12           --         (0.71)       (0.71)
10/31/02 ..........     16.67          (0.01)        (2.73)         (2.74)          --         (0.50)       (0.50)
10/31/03 ..........     13.43           0.16          3.51           3.67           --            --           --
                                                                  CLASS B
                                                                  -------
01/01/99-
10/31/00(8) .......     12.50          (0.07)         3.73           3.66           --            --           --
10/31/01 ..........     16.16          (0.09)         1.11           1.02           --         (0.71)       (0.71)
10/31/02 ..........     16.47          (0.11)        (2.69)         (2.80)          --         (0.50)       (0.50)
10/31/03 ..........     13.17           0.05          3.45           3.50           --            --           --
                                                                 CLASS C(7)
                                                                 ----------
01/01/99-
10/31/00(8) .......     12.50          (0.08)         3.74           3.66           --            --           --
10/31/01 ..........     16.16          (0.09)         1.10           1.01           --         (0.71)       (0.71)
10/31/02 ..........     16.46          (0.11)        (2.69)         (2.80)          --         (0.50)       (0.50)
10/31/03 ..........     13.16           0.04          3.46           3.50           --            --           --
                                                                  CLASS I
                                                                  -------
11/21/01-
10/31/02(9) .......     17.70           0.01         (3.77)         (3.76)          --         (0.50)       (0.50)
10/31/03 ..........     13.44           0.17          3.52           3.69           --            --           --

                                                                          RATIO OF NET
                     NET ASSET              NET ASSETS     RATIO OF        INVESTMENT
                      VALUE,                  END OF       EXPENSES       INCOME (LOSS)
PERIOD                END OF      TOTAL       PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
ENDED                 PERIOD    RETURN(2)     (000'S)     NET ASSETS       NET ASSETS     TURNOVER
-----                 ------    ---------     -------     ----------       ----------     --------
                                                  CLASS A
                                                  -------
01/01/99-
10/31/00(8) .......   $16.26      30.08%     $ 40,755    1.55%(3)(4)(5)   0.19%(3)(4)(5)    220%
10/31/01 ..........    16.67       6.95       136,063    1.56(4)(6)       0.13(4)(6)        245
10/31/02 ..........    13.43     (17.09)      128,255    1.62(4)         (0.07)(4)          127
10/31/03 ..........    17.10      27.33       162,492    1.72(4)          1.08(4)           184
                                                  CLASS B
                                                  -------
01/01/99-
10/31/00(8) .......    16.16      29.28        33,418    2.20(3)(4)(5)   (0.52)(3)(4)(5)    220
10/31/01 ..........    16.47       6.35       190,304    2.20(4)(6)      (0.51)(4)(6)       245
10/31/02 ..........    13.17     (17.67)      169,875    2.26(4)         (0.72)(4)          127
10/31/03 ..........    16.67      26.58       189,432    2.37(4)          0.33(4)           184
                                                 CLASS C(7)
                                                 ----------
01/01/99-
10/31/00(8) .......    16.16      29.28        73,484    2.20(3)(4)(5)   (0.53)(3)(4)(5)    220
10/31/01 ..........    16.46       6.29       213,088    2.20(4)(6)      (0.52)(4)(6)       245
10/31/02 ..........    13.16     (17.68)      209,029    2.27(4)         (0.72)(4)          127
10/31/03 ..........    16.66      26.60       220,776    2.37(4)          0.31(4)           184
                                                  CLASS I
                                                  -------
11/21/01-
10/31/02(9) .......    13.44     (21.85)       12,801    1.52(3)(4)       0.05(3)(4)        127
10/31/03 ..........    17.13      27.46        16,953    1.62(4)          1.16(4)           184


----------
(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                             10/31/00         10/31/01         10/31/02         10/31/03
                                             --------         --------         --------         --------
      Focused Multi-Cap Value A .........      0.50%            0.19%            0.11%            0.03%
      Focused Multi-Cap Value B .........      0.59%            0.20%            0.11%            0.02%
      Focused Multi-Cap Value C .........      0.59%            0.18%            0.11%            0.01%
      Focused Multi-Cap Value I .........      0.50%              --             0.36%            0.11%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.


(7) Effective December 1, 2000 Class C shares were redesigned into Class II shares and then redesignated Class C shares on February 20, 2004.

(8)   Commencement of Operations.

(9)   Inception date of Class.

FOCUSED INTERNATIONAL EQUITY


                                        NET        NET GAIN         TOTAL      DIVIDENDS    DISTRI-
                     NET ASSET        INVEST-  (LOSS) ON INVEST-    FROM       FROM NET     BUTIONS
                       VALUE,           MENT       MENTS (BOTH     INVEST-      INVEST-      FROM       TOTAL
PERIOD               BEGINNING        INCOME     REALIZED AND       MENT         MENT       CAPITAL    DISTRI-
ENDED                OF PERIOD       (LOSS)(1)    UNREALIZED)    OPERATIONS     INCOME       GAINS     BUTIONS
-----                ---------       ---------    -----------    ----------     ------       -----     -------
                                                                   CLASS A
                                                                   -------
11/01/01-
10/31/02(8) ......     $12.50         $(0.02)       $(0.47)        $(0.49)        $ --        $ --       $ --
10/31/03 .........      12.01           0.01          2.80           2.81           --          --         --
                                                                   CLASS B
                                                                   -------
11/01/01-
10/31/02(8) ......      12.50          (0.10)        (0.46)         (0.56)          --          --         --
10/31/03 .........      11.94          (0.05)         2.75           2.70           --          --         --
                                                                  CLASS C(7)
                                                                  ----------
11/01/01-
10/31/02(8) ......      12.50          (0.11)        (0.46)         (0.57)          --          --         --
10/31/03 .........      11.93          (0.05)         2.75           2.70           --          --         --

                                                                              RATIO OF NET
                     NET ASSET              NET ASSETS       RATIO OF          INVESTMENT
                      VALUE,                  END OF         EXPENSES         INCOME (LOSS)
PERIOD                END OF      TOTAL       PERIOD        TO AVERAGE         TO AVERAGE       PORTFOLIO
ENDED                 PERIOD    RETURN(2)     (000'S)       NET ASSETS         NET ASSETS       TURNOVER
-----                 ------    ---------     -------       ----------         ----------       --------
                                                        CLASS A
                                                        -------
11/01/01-
10/31/02(8) ......    $12.01      (3.92)%     $17,225   1.95%(3)(4)(5)(6)  (0.13)%(3)(4)(5)(6)    117%
10/31/03 .........     14.82      23.40        63,803   1.95(4)(6)          0.10(4)(6)            103
                                                        CLASS B
                                                        -------
11/01/01-
10/31/02(8) ......     11.94      (4.48)        5,097   2.60(3)(4)(5)(6)   (0.79)(3)(4)(5)(6)     117
10/31/03 .........     14.64      22.61         7,682   2.60(4)(6)         (0.41)(4)(6)           103
                                                       CLASS C(7)
                                                       ----------
11/01/01-
10/31/02(8) ......     11.93      (4.56)       10,350   2.60(3)(4)(5)(6)   (0.91)(3)(4)(5)(6)     117
10/31/03 .........     14.63      22.63        17,141   2.60(4)(6)         (0.40)(4)(6)           103


----------
(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                                      10/31/02         10/31/03
                                                      --------         --------
      Focused International Equity A ............       0.62%            0.50%
      Focused International Equity B ............       1.19%            0.69%
      Focused International Equity C ............       0.83%            0.57%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:

                                                      10/31/02         10/31/03
                                                      --------         --------
      Focused International Equity A ............       0.01%            0.01%
      Focused International Equity B ............       0.01             0.01
      Focused International Equity C ............       0.01             0.01

(7) Class II shares were redesignated as Class C shares of the Portfolio on February 20, 2004.

(8)   Commencement of Operations.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED DIVIDEND STRATEGY PORTFOLIO


                                       NET         NET GAIN         TOTAL        DIVIDENDS    DISTRI-
                     NET ASSET       INVEST-   (LOSS) ON INVEST-    FROM         FROM NET     BUTIONS
                       VALUE,          MENT       MENTS (BOTH      INVEST-        INVEST-      FROM         TOTAL
PERIOD               BEGINNING       INCOME      REALIZED AND       MENT           MENT       CAPITAL      DISTRI-
ENDED                OF PERIOD       (LOSS)(1)    UNREALIZED)    OPERATIONS       INCOME       GAINS       BUTIONS
-----                ---------       ---------    -----------    ----------       ------       -----       -------
                                                                   CLASS A
                                                                   -------
09/30/99 ..........    $11.06          $0.21        $ 0.73         $ 0.94         $(0.13)     $   --        $(0.13)
09/30/00 ..........     11.87           0.23         (1.85)         (1.62)         (0.23)      (0.35)        (0.58)
09/30/01 ..........      9.67           0.23          0.73           0.96          (0.22)         --         (0.22)
09/30/02 ..........     10.41           0.22         (0.72)         (0.50)         (0.20)         --         (0.20)
09/30/03 ..........      9.71           0.24          1.17           1.41          (0.37)         --         (0.37)
                                                                   CLASS B
                                                                   -------
09/30/99 ..........     11.03           0.14          0.72           0.86          (0.08)         --         (0.08)
09/30/00 ..........     11.81           0.16         (1.84)         (1.68)         (0.16)      (0.35)        (0.51)
09/30/01 ..........      9.62           0.16          0.73           0.89          (0.16)         --         (0.16)
09/30/02 ..........     10.35           0.15         (0.74)         (0.59)         (0.13)         --         (0.13)
09/30/03 ..........      9.63           0.18          1.17           1.35          (0.26)         --         (0.26)
                                                                  CLASS C(4)
                                                                  ----------
09/30/99 ..........     11.03           0.14          0.72           0.86          (0.08)         --         (0.08)
09/30/00 ..........     11.81           0.16         (1.84)         (1.68)         (0.16)      (0.35)        (0.51)
09/30/01 ..........      9.62           0.15          0.74           0.89          (0.16)         --         (0.16)
09/30/02 ..........     10.35           0.15         (0.74)         (0.59)         (0.13)         --         (0.13)
09/30/03 ..........      9.63           0.18          1.16           1.34          (0.26)         --         (0.26)

                                                                        RATIO OF NET
                     NET ASSET               NET ASSETS    RATIO OF      INVESTMENT
                       VALUE,                  END OF      EXPENSES     INCOME (LOSS)
PERIOD                 END OF       TOTAL      PERIOD     TO AVERAGE      TO AVERAGE    PORTFOLIO
ENDED                  PERIOD     RETURN(2)    (000'S)   NET ASSETS(3)   NET ASSETS(3)  TURNOVER
-----                  ------     ---------    -------   -------------   ----------     --------
                                                    CLASS A
                                                    -------
09/30/99 ..........    $11.87       8.47%      $26,403     0.95%           1.69%            35%
09/30/00 ..........      9.67     (14.09)        8,732     0.95            2.20             57
09/30/01 ..........     10.41      10.04         7,983     0.95            2.10             59
09/30/02 ..........      9.71      (5.07)        9,372     0.95            1.96             37
09/30/03 ..........     10.75      14.69        45,639     0.95            2.41             20
                                                    CLASS B
                                                    -------
09/30/99 ..........     11.81       7.82        55,526     1.60            1.08             35
09/30/00 ..........      9.62     (14.62)       21,221     1.60            1.56             57
09/30/01 ..........     10.35       9.30        21,674     1.60            1.45             59
09/30/02 ..........      9.63      (5.86)       20,670     1.60            1.31             37
09/30/03 ..........     10.72      14.07        47,369     1.60            1.79             20
                                                   CLASS C(4)
                                                   ----------
09/30/99 ..........     11.81       7.82        94,065     1.60            1.11             35
09/30/00 ..........      9.62     (14.62)       24,110     1.60            1.50             57
09/30/01 ..........     10.35       9.30        21,793     1.60            1.45             59
09/30/02 ..........      9.63      (5.86)       19,568     1.60            1.30             37
09/30/03 ..........     10.71      13.96        69,059     1.60            1.77             20


----------
(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load.


(3)   Net of the following expense reimbursements (based on average net assets):

                                                      9/30/99          9/30/00          9/30/01          9/30/02          9/30/03
                                                      -------          -------          -------          -------          -------
      Focused Dividend Strategy Portfolio A .......    0.23%            0.34%            0.36%            0.29%            0.16%
      Focused Dividend Strategy Portfolio B .......    0.22%            0.30%            0.25%            0.24%            0.16%
      Focused Dividend Strategy Portfolio C .......    0.19%            0.27%            0.27%            0.23%            0.14%

(4) Class II shares were redesignated as Class C shares of the Portfolio on February 20, 2004.

    * Financial Highlights are those of the Focused Dividend Strategy Portfolio series of SunAmerica Equity Funds, which was reorganized into the Portfolio on February 20, 2004 (the "Focused Dividend Reorganization"). The Portfolio commenced operations upon consummation of the Focused Dividend Reorganization. The Portfolio is the successor to the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:


      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements.


      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios by contacting AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at WWW.SUNAMERICAFUNDS.COM, or by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797

                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS

DISTRIBUTED BY:

AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, Inc. including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

WWW.SUNAMERICAFUNDS.COM

                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS


FOCPR-2/04

FEBRUARY 20, 2004                                                     PROSPECTUS


SUNAMERICA FOCUSED STRATEGIES

FOCUSED EQUITY STRATEGY PORTFOLIO
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
FOCUSED BALANCED STRATEGY PORTFOLIO
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
FOCUSED FIXED INCOME STRATEGY PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS ....................................................      2


GRAPH COMMENTARIES.......................................................     18

SHAREHOLDER ACCOUNT INFORMATION .........................................     23

MORE INFORMATION ABOUT THE PORTFOLIOS ...................................     32

   INVESTMENT STRATEGIES ................................................     32

   INFORMATION ABOUT THE UNDERLYING FUNDS ...............................     34

   GLOSSARY .............................................................     36

      INVESTMENT TERMINOLOGY ............................................     36

      RISK TERMINOLOGY ..................................................     38

PORTFOLIO MANAGEMENT ....................................................     39

FINANCIAL HIGHLIGHTS ....................................................     40



                                                              ---
                                                              AIG   SUNAMERICA
                                                              ---   MUTUAL FUNDS

PORTFOLIO HIGHLIGHTS

Q&A
--------------------------------------------------------------------------------
A "FUND OF FUNDS" strategy is an investment strategy in which the assets of the portfolio are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.


"GROWTH OF CAPITAL" is growth of the value of an investment.

"CONSERVATION OF PRINCIPAL" is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

"CURRENT INCOME" is money that is received on an ongoing basis from investments.

--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of SunAmerica Focused Series, Inc. (the "Company"), and to provide you with information about the SunAmerica Focused Strategy Portfolios (the "Portfolios") offered by the Company and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. In addition, the Focused Equity Strategy, Focused Fixed Income and Equity Strategy and Focused Fixed Income Strategy Portfolios all have principal investment techniques which require 80% of each Portfolios' assets to be invested consistently with its name. The Company may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information isprovided in the chart under "More Information About the Portfolios," on pages 30 to 31 and the glossary that follows on pages 34 to 37.


Q: WHAT ARE THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:


                                                      PRINCIPAL
                             INVESTMENT               INVESTMENT              PRINCIPAL INVESTMENT
PORTFOLIO                       GOAL                   STRATEGY                    TECHNIQUES
---------                    ----------               ----------              --------------------
FOCUSED EQUITY          growth of capital         fund of funds         allocation of assets among a
STRATEGY PORTFOLIO                                                      combination of funds within
                                                                        SunAmerica Focused Series,
                                                                        Inc. and SunAmerica Income
                                                                        Funds, investing in equity and
                                                                        fixed income securities. At least
                                                                        80% of the Underlying Funds'
                                                                        combined net assets, plus any
                                                                        borrowing for investment
                                                                        purposes, will be invested in
                                                                        equity securities.

FOCUSED                 growth of                 fund of funds         allocation of assets among a
MULTI-ASSET             capital                                         combination of funds within
STRATEGY PORTFOLIO                                                      SunAmerica Focused Series,
                                                                        Inc. and SunAmerica Income
                                                                        Funds, investing in equity and
                                                                        fixed income securities.

FOCUSED BALANCED        growth of                 fund of funds         allocation of assets among a
STRATEGY PORTFOLIO      capital and                                     combination of funds within
                        conservation of                                 SunAmerica Focused Series,
                        principal                                       Inc. and SunAmerica Income
                                                                        Funds, investing in equity and
                                                                        fixed income securities.

FOCUSED FIXED           current income            fund of funds         allocation of assets among a
INCOME AND EQUITY       with growth of                                  combination of funds within
PORTFOLIO               capital as a                                    SunAmerica Focused Series,
                        secondary                                       Inc. and SunAmerica Income
                        objective                                       Funds, investing in equity and
                                                                        fixed income securities. At least
                                                                        80% of the Underlying Funds'
                                                                        combined net assets, plus any
                                                                        borrowing for investment
                                                                        purposes, will be invested in
                                                                        fixed income and equity
                                                                        securities.

                                                      PRINCIPAL
                             INVESTMENT               INVESTMENT                          PRINCIPAL INVESTMENT
PORTFOLIO                       GOAL                   STRATEGY                                TECHNIQUES
---------                    ----------               ----------                          --------------------
FOCUSED FIXED           current income              fund of funds        allocation of assets among a combination of funds within
INCOME STRATEGY                                                          SunAmerica Focused Series, Inc. and SunAmerica
PORTFOLIO                                                                Income Funds, investing in equity and fixed income
                                                                         securities. At least 80% of the Underlying Funds'
                                                                         combined net assets, plus any borrowing for investment
                                                                         purposes, will be invested in fixed income securities.


ADDITIONAL   INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT  TECHNIQUES  OF  THE
SUNAMERICA FOCUSED STRATEGY PORTFOLIOS


The Portfolios invest in a combination of funds within SunAmerica Focused Series, Inc. and SunAmerica Income Funds (the "Underlying Funds"). The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds).


                                          FOCUSED         FOCUSED           FOCUSED       FOCUSED FIXED       FOCUSED
                                          EQUITY         MULTI-ASSET       BALANCED        INCOME AND      FIXED INCOME
                                         STRATEGY         STRATEGY         STRATEGY      EQUITY STRATEGY     STRATEGY
                                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                         ---------        ---------        ---------        ---------        ---------
DOMESTIC EQUITY SECURITIES               80%-100%            70%            35%-75%          15%-50%          0%-20%
FOREIGN EQUITY SECURITIES                 0%-20%             10%             0%-15%           0%-10%           0%-5%
BONDS                                     0%-5%              20%            25%-50%          50%-80%         80%-100%


The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Portfolio. The Adviser has based the target investment percentages for each Portfolio on the degree to which the Adviser believes the Underlying Funds, in combination, to be appropriate for the Portfolio's investment objective. The table below lists the Underlying Funds in which each Portfolio currently intends to invest and each Portfolio's approximate asset allocation to each Underlying Fund. The Adviser may change these asset allocation ranges from time to time.

As of January 2, 2004, the Portfolios' assets were allocated as follows:

                                                     Focused          Focused          Focused       Focused Fixed        Focused
                                                      Equity        Multi-Asset        Balanced        Income and       Fixed Income
                                                     Strategy         Strategy         Strategy      Equity Strategy     Strategy
                                                    Portfolio        Portfolio        Portfolio        Portfolio         Portfolio
                                                      ______           ______           ______           ______           ______
Focused Large-Cap Growth Portfolio ...............      33%              10%               22%              16%              --
Focused Multi-Cap Value Portfolio ................      --               10%               --               --               --
Focused 2000 Growth Portfolio ....................      12%              10%                8%              --               --
Focused Large-Cap Value Portfolio ................      24%              10%               19%              14%              --
Focused Multi-Cap Growth Portfolio ...............      --               10%               --               --               --
Focused 2000 Value Portfolio .....................      16%              10%               11%              --               --
Focused Growth and Income Portfolio ..............      --               10%               --               --               10%
Focused International Equity Portfolio ...........      10%              10%                6%               4%              --
Core Bond Fund ...................................      --               10%               17%              16%              20%
U.S. Government Securities Fund ..................      --               --                --               16%              20%
GNMA Fund ........................................      --               10%               17%              27%              40%
High Yield Bond Fund .............................      --               --                --                7%              10%
                                                      ----             ----              ----             ----             ----
Total ............................................     100%             100%              100%             100%             100%
                                                      ====             ====              ====             ====             ====

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Adviser rebalances the Portfolios on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Focused Equity Strategy, Focused Fixed Income Strategy, Focused Fixed Income and Equity Strategy and Focused Balanced Strategy Portfolios quarterly through exchanges, if necessary. The Underlying Funds of the Focused Multi-Asset Strategy Portfolio are rebalanced through exchanges annually, if necessary. However, at any time when deemed appropriate, the Adviser may rebalance the SunAmerica Focused Strategy Portfolios through exchanges.


For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolios currently intend to invest, see the charts on pages 34 and 35. The Adviser may change the particular Underlying Funds from time to time.


Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS?


A: The following section describes the principal risks of the SunAmerica Focused Strategy Portfolios, while the chart on pages 32 and 33 describes various additional risks. Each Portfolio is also exposed to the risks of the Underlying Funds.


PRINCIPAL RISKS APPLICABLE TO ALL PORTFOLIOS

MANAGEMENT RISKS

Each Portfolio is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

RISKS OF INVESTING IN EQUITY SECURITIES

Each Portfolio may invest in Underlying Funds that invest in equity securities ("Underlying Equity Funds"), and the Focused Equity Strategy, Focused Multi-Asset Strategy and the Focused Balanced Strategy Portfolios invest primarily in Underlying Equity Funds. The Portfolios are subject to the risks of changing market conditions generally. Therefore, as with an investment in any equity fund, the value of your investment in a Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio's allocation to Underlying Equity Funds increases.

RISKS OF INVESTING IN BONDS AND OTHER FIXED INCOME SECURITIES


Each Portfolio may invest in Underlying Funds that invest in bonds and other fixed income securities ("Underlying Income Funds"), and the Focused Fixed Income and Equity Strategy and the Focused Fixed Income Strategy Portfolios invest primarily in Underlying Income Funds. The Portfolios are subject to the risks to which the Underlying Income Funds are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Income Funds in which it invests, the Focused Fixed Income and Equity Strategy and the Focused Fixed Income Strategy Portfolios' share price and, to a lesser extent, the Focused Equity Strategy, the Focused Multi-Asset Strategy and the Focused Balanced Strategy Portfolios' shareprice, can be negatively affected when interest rates rise. These risks are expected to increase as a Portfolio's allocation to Underlying Income Funds increases.


RISKS OF NON-DIVERSIFICATION


The Portfolios are non-diversified, which means that each Portfolio can invest a larger portion of its assets in the stock of a single company (one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, a Portfolio's risk is increased because the effect of each holding on the Portfolio's performance is greater. However, the Underlying Funds may consist of diversified mutual funds.


ADDITIONAL RISKS

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED EQUITY STRATEGY PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Equity Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Equity Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL   PRINCIPAL  RISKS  SPECIFIC  TO  THE  FOCUSED  MULTI-ASSET  STRATEGY
PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Multi-Asset Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Multi-Asset Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS

The Focused Multi-Asset Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED BALANCED STRATEGY PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Balanced Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Balanced Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS


The Focused Balanced Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.


ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

RISKS OF FOREIGN EXPOSURE

The Focused Fixed Income and Equity Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS

The Focused Fixed Income and Equity Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

CREDIT QUALITY


The Focused Fixed Income and Equity Strategy Portfolio may invest in Underlying Funds that invest in issuers with a lower credit rating. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.


ADDITIONAL  PRINCIPAL  RISKS  SPECIFIC  TO THE  FOCUSED  FIXED  INCOME  STRATEGY
PORTFOLIO

PREPAYMENT RISKS

The Focused Fixed Income Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

CREDIT QUALITY

The Focused Fixed Income Strategy Portfolio may invest in Underlying Funds that invest in issuers with a lower credit rating. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

                      [This Page Intentionally Left Blank]

Q:    HOW  HAVE   THE   SUNAMERICA   FOCUSED   STRATEGY   PORTFOLIOS   PERFORMED
      HISTORICALLY?


A: The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2003 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance information is not included for Class I shares because Class I has not been in existence for a full calendar year.


FOCUSED EQUITY STRATEGY PORTFOLIO (CLASS C)


                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]


                                      '03

                                     36.01%


During the 1-year period shown in the bar chart, the highest return for a quarter was 18.91% (quarter ended June 30, 2003) and the lowest return for a quarter was -2.92% (quarter ended March 31, 2003).

                                                              Average Annual Total Returns
                                                      (as of calendar year ended December 31, 2003)
                                                      ---------------------------------------------
                                                                                  Class A, B
                                                               Past One          and C Since
Focused Equity Strategy Portfolio(1)                             Year            Inception(3)
Class A                                                         29.19%              23.52%
Class B                                                         32.09%              25.77%
Return Before Taxes (Class C)                                   35.01%              29.07%
Return After Taxes on Distributions (Class C)                   35.00%              29.03%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                       22.76%              24.75%
Russell 3000 Index(4)                                           31.06%              25.63%
Blended Index(5)                                                35.22%              28.74%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Equity Strategy Portfolio consists of 32% Russell 1000 Growth Index, 32% Russell 1000 Value Index, 13% Russell 2000 Growth Index, 13% Russell 2000 Value Index and 10% MSCI EAFE Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED MULTI-ASSET STRATEGY PORTFOLIO (CLASS C)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

                                      '03

                                     28.01%

During the 1-year period shown in the bar chart, the highest return for a quarter was 14.90% (quarter ended June 30, 2003) and the lowest return for a quarter was -2.45% (quarter ended March 31, 2003).

                                                               Average Annual Total Returns
                                                       (as of calendar year ended December 31, 2003)
                                                       ---------------------------------------------
                                                                                  Class A, B
                                                               Past One          and C Since
Focused Multi-Asset Strategy Portfolio(1)                        Year            Inception(3)
Class A                                                         21.43%              16.62%
Class B                                                         24.01%              18.58%
Return Before Taxes (Class C)                                   27.01%              21.97%
Return After Taxes on Distributions (Class C)                   27.01%              21.92%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                       17.56%              18.68%
Russell 3000 Index(4)                                           31.06%              25.63%
Blended Index(5)                                                28.57%              23.78%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Multi-Asset Strategy Portfolio consists of 10% Russell 1000 Growth Index, 10% Russell 2000 Growth Index, 10% Russell 3000 Growth Index, 10% Russell 1000 Value Index, 10% Russell 2000 Value Index, 10% Russell 3000 Value Index, 10% S&P 500 Index, 10% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Bond Index and 10% Citigroup Mortgage GNMA Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2003 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance information is not included for Class I shares because Class I has not been in existence for a full calendar year.

FOCUSED BALANCED STRATEGY PORTFOLIO (CLASS C)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

                                      '03

                                     24.48%


During the 1-year period shown in the bar chart, the highest return for a quarter was 13.03% (quarter ended June 30, 2003) and the lowest return for a quarter was -1.21% (quarter ended March 31, 2003).

                                                               Average Annual Total Returns
                                                       (as of calendar year ended December 31, 2003)
                                                       ---------------------------------------------
                                                                                  Class A, B
                                                               Past One          and C Since
Focused Balanced Strategy Portfolio(1)                           Year            Inception(3)
Class A                                                         18.10%              15.30%
Class B                                                         20.50%              17.19%
Return Before Taxes (Class C)                                   23.48%              20.66%
Return After Taxes on Distributions (Class C)                   23.42%              20.52%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                       15.27%              17.51%
Russell 3000 Index(4)                                           31.06%              25.63%
Blended Index(5)                                                23.57%              19.92%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Balanced Strategy Portfolio consists of 22% Russell 1000 Growth Index, 8% Russell 2000 Growth Index, 22% Russell 1000 Value Index, 8% Russell 2000 Value Index, 6% MSCI EAFE Index, 17% Lehman Brothers U.S. Aggregate Bond Index and 17% Citigroup Mortgage GNMA Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO (CLASS A)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

                                      '03

                                     14.88%


During the 1-year period shown in the bar chart, the highest return for a quarter was 8.32% (quarter ended June 30, 2003) and the lowest return for a quarter was 0.24% (quarter ended March 31, 2003).

                                                               Average Annual Total Returns
                                                       (as of calendar year ended December 31, 2003)
                                                       ---------------------------------------------
                                                                                  Class A, B
Focused Fixed Income and                                       Past One          and C Since
  Equity Strategy Portfolio(1)                                   Year            Inception(3)
Class B                                                         10.09%               8.84%
Class C                                                         11.92%              10.41%
Return Before Taxes (Class A)                                    8.28%               7.37%
Return After Taxes on Distributions (Class A)                    7.58%               6.61%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class A)(2)                        5.37%               5.81%
Lehman Brothers U.S. Aggregate Bond Index(4)                     4.10%               4.88%
Blended Index(5)                                                13.98%              12.97%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

(5) The blended benchmark for the Focused Fixed Income and Equity Strategy Portfolio consists of 16% Lehman Brothers Government Index, 4% MSCI EAFE Index, 27% Citigroup Mortgage GNMA Index, 7% Citigroup High Yield Market Index, 15% Russell 1000 Growth Index, 15% Russell 1000 Value Index and 16% Lehman Brothers U.S. Aggregate Bond Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2003 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance information is not included for Class I shares because Class I has not been in existence for a full calendar year.

FOCUSED FIXED INCOME STRATEGY PORTFOLIO (CLASS C)

                                  [BAR CHART]

   [The following table was depicted as a bar chart in the printed material.]

                                       '03

                                      6.86%


During the 1-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended June 30, 2003) and the lowest return for a quarter was -0.28% (quarter ended September 30, 2003).

                                                               Average Annual Total Returns
                                                       (as of calendar year ended December 31, 2003)
                                                       ---------------------------------------------
                                                                                  Class A, B
                                                               Past One           and C Since
Focused Fixed Income Strategy Portfolio(1)                       Year             Inception(3)
Class A                                                          1.38%               1.98%
Class B                                                          2.84%               3.16%
Return Before Taxes (Class C)                                    5.86%               6.63%
Return After Taxes on Distributions (Class C)                    4.66%               5.38%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                        3.81%               4.91%
Lehman Brothers U.S. Aggregate Bond Index(4)                     4.10%               4.88%
Blended Index(5)                                                 8.08%               8.35%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

(5) The blended benchmark for the Focused Fixed Income Strategy Portfolio consists of 10% S&P 500 Index, 20% Lehman Brothers U.S. Aggregate Bond Index, 20% Lehman Brothers Government Index, 40% Citigroup Mortgage GNMA Index and 10% Citigroup High Yield Market Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

                      [This Page Intentionally Left Blank]

PORTFOLIO HIGHLIGHTS

Q:    WHAT ARE THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                               FOCUSED EQUITY STRATEGY                      FOCUSED MULTI-ASSET STRATEGY
                                                      PORTFOLIO                                       PORTFOLIO
                                    Class A     Class B      Class C   Class I(5)   Class A     Class B      Class C   Class I(5)
SHAREHOLDER FEES (FEES PAID
  DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load)           5.75%       4.00%       1.00%       None        5.75%       4.00%       1.00%        None
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)(1)    5.75%       None        None        None        5.75%       None        None         None
  Maximum Deferred Sales
    Charge (Load) (as a
    percentage of amount
    redeemed)(2)                      None        4.00%       1.00%       None        None        4.00%       1.00%        None
  Maximum Sales Charge
    (Load) Imposed on
    Reinvested Dividends              None        None        None        None        None        None        None         None
  Redemption Fee(3)                   None        None        None        None        None        None        None         None
  Exchange Fee                        None        None        None        None        None        None        None         None
Maximum Account Fee                   None        None        None        None        None        None        None         None
ANNUAL FUND OPERATING
  EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS):
Management Fees                       0.10%       0.10%       0.10%       0.10%       0.10%       0.10%       0.10%       0.10%
  Distribution and/or
    Service (12b-1) Fees(4)           None        0.65%       0.65%       None         None       0.65%       0.65%        None
  Other Expenses                      0.51%       0.57%       0.33%       0.41%       0.40%       0.42%       0.27%       0.30%
TOTAL ANNUAL FUND OPERATING
  EXPENSES(6)(7)(8)                   0.61%       1.32%       1.08%       0.51%       0.50%       1.17%       1.02%       0.40%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). See pages 21-22 for more information on the CDSCs.


(3)   A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) "Other Expenses" and "Total Annual Fund Operating Expenses" are estimated for the current fiscal year. Class I shares are offered exclusively to participants in certain retirement plans and other programs.


(6) Does not include Underlying Fund expenses that the Portfolios bear indirectly.

             FOCUSED BALANCED                        FOCUSED FIXED INCOME AND                    FOCUSED FIXED INCOME
            STRATEGY PORTFOLIO                       EQUITY STRATEGY PORTFOLIO                    STRATEGY PORTFOLIO
 Class A   Class B   Class C    Class I(5)  Class A   Class B   Class C    Class I(5)  Class A   Class B   Class C    Class I(5)


   5.75%     4.00%     1.00%       None       5.75%     4.00%     1.00%       None       5.75%     4.00%     1.00%       None


   5.75%     None      1.00%       None       5.75%     None      1.00%       None       5.75%     None      1.00%       None



   None      4.00%     1.00%       None       None      4.00%     1.00%       None       None      4.00%     1.00%       None


   None      None      None        None       None      None      None        None       None      None      None        None
   None      None      None        None       None      None      None        None       None      None      None        None
   None      None      None        None       None      None      None        None       None      None      None        None
   None      None      None        None       None      None      None        None       None      None      None        None



   0.10%     0.10%     0.10%       0.10%      0.10%     0.10%     0.10%       0.10%      0.10%     0.10%     0.10%       0.10%

   None      0.65%     0.65%       None       None      0.65%     0.65%       None       None      0.65%     0.65%       None
   0.36%     0.33%     0.24%       0.26%      0.68%     0.86%     0.67%       0.58%      1.05%     1.15%     0.75%       0.95%

   0.46%     1.08%     0.99%       0.36%      0.78%     1.61%     1.42%       0.68%      1.15%     1.90%     1.50%       1.05%

(7) Set forth below are the estimated aggregate expenses of the Portfolios, including expenses of the Underlying Funds that the Portfolios bear indirectly. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at October 31, 2003. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Portfolio's own expenses. The total annual combined operating expenses of each SunAmerica Focused Strategy Portfolio are as follows. Focused Equity Strategy Portfolio--Class A-1.94%, Class B and II-2.59%, Class I-1.85%; Focused Multi-Asset Strategy Portfolio--Class A-1.87%, Class B and II-2.52%, Class I-1.77%; Focused Balanced Strategy Portfolio--Class A-1.76%, Class B and II-2.41%, Class I-1.66%; Focused Fixed Income and Equity Strategy Portfolio--Class A-1.58%, Class B and II-2.23%, Class I-1.48%; and Focused Fixed Income Strategy Portfolio--Class A-1.44%, Class B and II-2.09%, Class I-1.34%.

(8) The Adviser is voluntarily waiving fees and/or reimbursing expenses for all Portfolios so that the total net expense ratios for Class A, Class B, Class C and Class I do not exceed 0.25%, 0.90%, 0.90% and 0.15%, respectively. These waivers and reimbursements will continue indefinitely but may be terminated at any time.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                                                             1 Year      3 Years      5 Years     10 Years
                                                                             ------      -------      -------     --------
            FOCUSED EQUITY STRATEGY PORTFOLIO+
            (Class A shares)                                                   796        1,255        1,739         3,069
            (Class B shares)*                                                  705        1,233        1,787         3,171
            (Class C shares)                                                   381          862        1,469         3,109
            (Class I shares)                                                   224          691        1,185         2,544
            FOCUSED MULTI-ASSET STRATEGY PORTFOLIO+
            (Class A shares)                                                   778        1,201        1,649         2,886
            (Class B shares)*                                                  682        1,165        1,674         2,959
            (Class C shares)                                                   367          820        1,400         2,973
            (Class I shares)                                                   205          634        1,088         2,348
            FOCUSED BALANCED STRATEGY PORTFOLIO+
            (Class A shares)                                                   763        1,158        1,576         2,739
            (Class B shares)*                                                  662        1,105        1,575         2,774
            (Class C shares)                                                   353          779        1,331         2,836
            (Class I shares)                                                   190          588        1,011         2,190
            FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO+
            (Class A shares)                                                   777        1,198        1,644         2,876
            (Class B shares)*                                                  697        1,210        1,748         3,068
            (Class C shares)                                                   378          853        1,454         3,080
            (Class I shares)                                                   204          630        1,083         2,338
            FOCUSED FIXED INCOME STRATEGY PORTFOLIO+
            (Class A shares)                                                   798        1,263        1,753         3,097
            (Class B shares)*                                                  712        1,254        1,820         3,228
            (Class C shares)                                                   372          835        1,425         3,022
            (Class I shares)                                                   227          700        1,200         2,575


If you did not redeem your shares:


                                                                             1 Year      3 Years      5 Years     10 Years
                                                                             ------      -------      -------     --------
            FOCUSED EQUITY STRATEGY PORTFOLIO+
            (Class A shares)                                                   796        1,255        1,739         3,069
            (Class B shares)*                                                  305          933        1,587         3,171
            (Class C shares)                                                   281          862        1,469         3,109
            (Class I shares)                                                   224          691        1,185         2,544
            FOCUSED MULTI-ASSET STRATEGY PORTFOLIO+
            (Class A shares)                                                   778        1,201        1,649         2,886
            (Class B shares)*                                                  282          865        1,474         2,959
            (Class C shares)                                                   267          820        1,400         2,973
            (Class I shares)                                                   205          634        1,088         2,348
            FOCUSED BALANCED STRATEGY PORTFOLIO+
            (Class A shares)                                                   763        1,158        1,576         2,739
            (Class B shares)*                                                  262          805        1,375         2,774
            (Class C shares)                                                   253          779        1,331         2,836
            (Class I shares)                                                   190          588        1,011         2,190
            FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO+
            (Class A shares)                                                   777        1,198        1,644         2,876
            (Class B shares)*                                                  297          910        1,548         3,066
            (Class C shares)                                                   278          853        1,454         3,080
            (Class I shares)                                                   204          630        1,083         2,338
            FOCUSED FIXED INCOME STRATEGY PORTFOLIO+
            (Class A shares)                                                   798        1,263        1,753         3,097
            (Class B shares)*                                                  312          954        1,620         3,228
            (Class C shares)                                                   272          835        1,425         3,022
            (Class I shares)                                                   227          700        1,200         2,575

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 21. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

+ The Advisor is voluntarily waiving fees and/or reimbursing expenses. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:

      If you redeemed your investment:


                                                                       1 Year        3 Years       5 Years      10 Years
                                                                       ------        -------       -------      --------
      Focused Equity Strategy Portfolio, Class A                       762            1,152        1,567         2,719
      Focused Equity Strategy Portfolio, Class B                       663            1,107        1,578         2,773
      Focused Equity Strategy Portfolio, Class C                       363              807        1,378         2,930
      Focused Equity Strategy Portfolio, Class I                       188              582        1,001         2,169
      Focused Multi-Asset Strategy Portfolio, Class A                  754            1,130        1,530         2,643
      Focused Multi-Asset Strategy Portfolio, Class B                  656            1,086        1,542         2,701
      Focused Multi-Asset Strategy Portfolio, Class C                  356              786        1,342         2,860
      Focused Multi-Asset Strategy Portfolio, Class I                  180              557          959         2,084
      Focused Balanced Strategy Portfolio, Class A                     743            1,096        1,472         2,525
      Focused Balanced Strategy Portfolio, Class B                     644            1,050        1,483         2,581
      Focused Balanced Strategy Portfolio, Class C                     344              750        1,283         2,742
      Focused Balanced Strategy Portfolio, Class I                     169              523          902         1,965
      Focused Fixed Income and Equity Strategy Portfolio, Class A      726            1,044        1,385         2,343
      Focused Fixed Income and Equity Strategy Portfolio, Class B      626              996        1,394         2,398
      Focused Fixed Income and Equity Strategy Portfolio, Class C      326              696        1,194         2,562
      Focused Fixed Income and Equity Strategy Portfolio, Class I      151              468          808         1,768
      Focused Fixed Income Strategy Portfolio, Class A                 714            1,005        1,319         2,204
      Focused Fixed Income Strategy Portfolio, Class B                 612              956        1,326         2,259
      Focused Fixed Income Strategy Portfolio, Class C                 312              656        1,126         2,425
      Focused Fixed Income Strategy Portfolio, Class I                 136              425          734         1,613


      If you did not redeem your shares:


                                                                       1 Year        3 Years       5 Years      10 Years
                                                                       ------        -------       -------      --------
      Focused Equity Strategy Portfolio, Class A                       762            1,152        1,567         2,719
      Focused Equity Strategy Portfolio, Class B                       263              807        1,378         2,773
      Focused Equity Strategy Portfolio, Class C                       263              807        1,378         2,993
      Focused Equity Strategy Portfolio, Class I                       188              582        1,001         2,169
      Focused Multi-Asset Strategy Portfolio, Class A                  754            1,130        1,530         2,643
      Focused Multi-Asset Strategy Portfolio, Class B                  256              786        1,342         2,701
      Focused Multi-Asset Strategy Portfolio, Class C                  256              786        1,342         2,860
      Focused Multi-Asset Strategy Portfolio, Class I                  180              557          959         2,084
      Focused Balanced Strategy Portfolio, Class A                     743            1,096        1,472         2,525
      Focused Balanced Strategy Portfolio, Class B                     244              750        1,283         2,581
      Focused Balanced Strategy Portfolio, Class C                     244              750        1,283         2,742
      Focused Balanced Strategy Portfolio, Class I                     169              523          902         1,965
      Focused Fixed Income and Equity Strategy Portfolio, Class A      726            1,044        1,385         2,343
      Focused Fixed Income and Equity Strategy Portfolio, Class B      226              696        1,194         2,398
      Focused Fixed Income and Equity Strategy Portfolio, Class C      226              696        1,194         2,562
      Focused Fixed Income and Equity Strategy Portfolio, Class I      151              468          808         1,768
      Focused Fixed Income Strategy Portfolio, Class A                 714            1,005        1,319         2,204
      Focused Fixed Income Strategy Portfolio, Class B                 212              656        1,126         2,259
      Focused Fixed Income Strategy Portfolio, Class C                 212              656        1,126         2,425
      Focused Fixed Income Strategy Portfolio, Class I                 136              425          734         1,613

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Focused Strategy Portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date on which a specific class of fund shares commenced operations. It is important to note that the SunAmerica Focused Strategy Portfolios are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of particular Portfolio shares which has been in existence the longest. The performance of other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class. The Portfolios have been in existence for less than one year, as of October 31, 2003, and therefore no average annual total returns are shown.

FOCUSED EQUITY STRATEGY PORTFOLIO

The Focused Equity Strategy Portfolio Class C shares returned 26.73% at NAV between the Portfolio's inception on 11/8/02 through the end of its annual fiscal reporting period on 10/31/03. The Portfolio outperformed its benchmark, the Russell 3000 Index, which returned 22.50% for the same time frame. The Portfolio outperformed its index largely on the strength of the Underlying Funds' stock selections. Particularly strong performance was recorded for the large cap value and large-cap growth equity classes.



                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

           Focused Equity Strategy Portfolio Class C       Russell 3000 Index
11/7/2002                  10000                               10000
11/30/2002                 10392                               10342.87
12/31/2002                 9855                                9930.88
1/31/2003                  9679                                9715.62
2/28/2003                  9519                                9576.3
3/31/2003                  9567                                9629.67
4/30/2003                  10399                               10309.83
5/31/2003                  11184                               10910.76
6/30/2003                  11376                               11049.53
7/31/2003                  11632                               11274.33
8/31/2003                  12040                               11536.55
9/30/2003                  11944                               11517.1
10/31/2003                 12573                               12,250

---------------------------------------------------------------------------------------------------------------
                                                                          Cumulative Return+
              Focused Equity                           --------------------------------------------------------
            Strategy Portfolio                         Class A                 Class B                  Class C
---------------------------------------------------------------------------------------------------------------
Since Inception*                                        20.40%                  22.81%                   25.73%
---------------------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/08/02. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

+Cumulative returns include sales load.

Past performance is no guarantee of future results. Principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns in the graph and table include sales charges, expenses and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

The Focused Multi-Asset Strategy Portfolio Class C shares returned 20.07% at NAV between the Portfolio's inception on 11/8/02 through the end of its annual fiscal reporting period on 10/31/03. The Fund underperformed its benchmark, the Russell 3000 Index, which returned 22.50% for the same time frame. The Portfolio underperformed because of its fixed-income position -- 20% of the Portfolio's assets are mandated to be in fixed-income positions. Strong returns for the underlying equity funds was insufficient to offset the Portfolio's overweight position in fixed-income funds, which significantly underperformed relative to stocks.

                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

              Focused Multi-Asset Strategy
                    Portfolio Class C                       Russell 3000 Index
11/7/2002                  10000                                10000
11/30/2002                 10168                                10342.87
12/31/2002                 9812                                 9930.88
1/31/2003                  9652                                 9715.62
2/28/2003                  9516                                 9576.3
3/31/2003                  9572                                 9629.67
4/30/2003                  10205                                10309.83
5/31/2003                  10854                                10910.76
6/30/2003                  10998                                11049.53
7/31/2003                  11142                                11274.33
8/31/2003                  11495                                11536.55
9/30/2003                  11463                                11517.1
10/31/2003                 11907                                12,250

---------------------------------------------------------------------------------------------------------------
                                                                         Cumulative Return+
            Focused Multi-Asset                        --------------------------------------------------------
            Strategy Portfolio                         Class A                 Class B                  Class C
---------------------------------------------------------------------------------------------------------------
Since Inception*                                        13.90%                  16.07%                   19.07%
---------------------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/08/02. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

+Cumulative returns include sales load.

Past performance is no guarantee of future results. Principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns in the graph and table include sales charges, expenses and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED BALANCED STRATEGY PORTFOLIO

The Focused Balanced Strategy Portfolio Class C shares returned 19.06% at NAV between the Portfolio's inception on 11/8/02 through the end of its annual fiscal reporting period on 10/31/03. The Portfolio underperformed its benchmark, the Russell 3000 Index, which returned 22.50% for the same time frame. The Portfolio underperformed its benchmark because of its mandated fixed-income position. Close to one-third of the portfolio resided in underlying fixed-income funds. These positions, which recorded positive absolute returns, significantly underperformed equities for the period.


                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                    Focused Balanced Strategy
                        Portfolio Class C                 Russell 3000 Index
11/7/2002                     10000                             10000
11/30/2002                    10248                             10342.87
12/31/2002                    9966                              9930.88
1/31/2003                     9894                              9715.62
2/28/2003                     9822                              9576.3
3/31/2003                     9846                              9629.67
4/30/2003                     10415                             10309.83
5/31/2003                     11000                             10910.76
6/30/2003                     11129                             11049.53
7/31/2003                     11137                             11274.33
8/31/2003                     11441                             11536.55
9/30/2003                     11465                             11517.1
10/31/2003                    11806                             12,250

---------------------------------------------------------------------------------------------------------------
                                                                         Cumulative Return+
             Focused Balanced                          --------------------------------------------------------
            Strategy Portfolio                         Class A                 Class B                  Class C
---------------------------------------------------------------------------------------------------------------
Since Inception*                                        12.89%                  14.98%                   18.06%
---------------------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/08/02. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

+Cumulative returns include sales load.

Past performance is no guarantee of future results. Principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns in the graph and table include sales charges, expenses and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

The Focused Fixed Income and Equity Strategy Portfolio Class A Shares returned 11.57% at NAV between the Portfolio's inception on 11/8/02 through the end of its annual fiscal reporting period on 10/31/03. The Portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.29% for the same time frame. Overweight and strong underlying equity fund performance contributed to the Portfolio's measurable outperformance of its index. This equity allocation balanced out lagging performance for the Portfolio's underlying fixed-income positions, with the exception of high yield bonds.


                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                         Focused Fixed Income and           Lehman Brothers U.S.
                     Equity Strategy Portfolio Class A      Aggregate Bond Index
11/8/2002                          9427                           10000
11/30/2002                         9517                           9938.8
12/31/2002                         9445                           10144.08
1/31/2003                          9445                           10152.75
2/28/2003                          9468                           10293.29
3/31/2003                          9468                           10285.34
4/30/2003                          9825                           10370.23
5/31/2003                          10190                          10563.59
6/30/2003                          10256                          10542.61
7/31/2003                          10012                          10188.16
8/31/2003                          10180                          10255.78
9/30/2003                          10357                          10527.24
10/31/2003                         10518                          10429.13


---------------------------------------------------------------------------------------------------------------
                                                                          Cumulative Return+
    Focused Fixed Income and Equity                     -------------------------------------------------------
            Strategy Portfolio                          Class A                 Class B                 Class C
---------------------------------------------------------------------------------------------------------------
Since Inception*                                         5.18%                   6.88%                    9.80%
---------------------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/08/02. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

+Cumulative returns include sales load.

Past performance is no guarantee of future results. Principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns in the graph and table include sales charges, expenses and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

GRAPH COMMENTARIES
--------------------------------------------------------------------------------

FOCUSED FIXED INCOME STRATEGY PORTFOLIO

The Focused Fixed Income Strategy Portfolio Class C shares returned 5.69% at NAV between the Portfolio's inception on 11/8/02 through the end of its annual fiscal reporting period on 10/31/03. The Portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.29% for the same time frame. The Portfolio's outperformance relative to its index is attributed to its underlying allocation to equity and high yield bond funds. The Portfolio's equity position, which benefited substantially from stock selection, was an especially strong factor.


                                  [LINE CHART]

   [The following table was depicted as a line chart in the printed material.]

                            Focused Fixed Income          Lehman Brothers U.S.
                          Strategy Portfolio Class C     Aggregate Bond Index
11/8/2002                          10000                       10000
11/30/2002                         9992                        9938.8
12/31/2002                         10074                       10144.08
1/31/2003                          10074                       10152.75
2/28/2003                          10146                       10293.29
3/31/2003                          10171                       10285.34
4/30/2003                          10360                       10370.23
5/31/2003                          10589                       10563.59
6/30/2003                          10616                       10542.61
7/31/2003                          10201                       10188.16
8/31/2003                          10304                       10255.78
9/30/2003                          10587                       10527.24
10/31/2003                         10469                       10429.13


---------------------------------------------------------------------------------------------------------------
                                                                          Cumulative Return+
           Focused Fixed Income                         -------------------------------------------------------
            Strategy Portfolio                          Class A                 Class B                 Class C
---------------------------------------------------------------------------------------------------------------
Since Inception*                                         0.25%                   1.69%                    4.69%
---------------------------------------------------------------------------------------------------------------

*Inception Date: Class A, Class B and Class C: 11/08/02. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

+Cumulative returns include sales load.

Past performance is no guarantee of future results. Principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns in the graph and table include sales charges, expenses and management fees; however the returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


Each Portfolio offers four classes of shares through this Prospectus: Class A, Class B, Class C and Class I.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.


                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.


o     Lower annual expenses than Class B or Class C shares.


                                     CLASS B

o     No front-end sales charge; all your money goes to work for you right away.

o     Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.


o Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

                                     CLASS C

o     No front-end sales charge; all your money goes to work for you right away.


o     Higher annual expenses than Class A shares.


o Deferred sales charge on shares you sell within twelve months of purchase, as described below.


o     No conversion to Class A.

                                     CLASS I

o     Offered exclusively to certain institutions.

o     No sales charges.


o     Lower annual expenses than Class A, B, or C Shares.


CALCULATION OF SALES CHARGES

CLASS A.  Sales Charges are as follows:


                                                         Sales Charge                    Concession to Dealers
                                              ----------------------------------------------------------------
                                                   % OF              % OF NET                    % OF
YOUR INVESTMENT                               OFFERING PRICE      AMOUNT INVESTED           OFFERING PRICE
                                              ----------------------------------------------------------------
Less than $50,000 ............................     5.75%               6.10%                     5.00%
$50,000 but less than $100,000 ...............     4.75%               4.99%                     4.00%
$100,000 but less than $250,000 ..............     3.75%               3.90%                     3.00%
$250,000 but less than $500,000 ..............     3.00%               3.09%                     2.50%
$500,000 but less than $1,000,000 ............     2.00%               2.04%                     1.75%
$1,000,000 or more ...........................     None                None                      1.00%


INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

            Years after purchase                 CDSC on shares being sold
            1st year ......................      4.00%
            2nd year ......................      4.00%
            3rd and 4th year ..............      3.00%
            5th year ......................      2.00%
            6th year ......................      1.00%
            7th year and thereafter .......      None

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


CLASS C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.


FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:


      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc.


      o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

      o Portfolio Directors and other individuals, and their families, who are affiliated with a Portfolio or any portfolio distributed by AIG SunAmerica Capital Services, Inc.

      o selling brokers and their employees and sales representatives and their families


We will generally waive the CDSC for CLASS B or CLASS C shares in the following cases:


      o within one year of the shareholder's death or becoming legally disabled

      o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (d/b/a SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

      o Portfolio Directors and other individuals, and their families, who are affiliated with a Portfolio or any portfolio distributed by AIG SunAmerica Capital Services, Inc.

      o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


The Net Asset Value Transfer Program is only available through firms that are affiliated with American International Group, Inc.


REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of funds distributed by AIG SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

If you maintain brokerage accounts with multiple financial advisors, you may be entitled to a lower front-end sales load by aggregating the investments in those brokerage accounts. Please provide your account information to your financial advisor(s) to see if you may be eligible for a sales charge reduction.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE (12b-1) FEES

Classes B and C of each Portfolio have their own Distribution and Service (12b-1) plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                      ACCOUNT MAINTENANCE AND
         CLASS             DISTRIBUTION FEE                 SERVICE FEE

          B                     0.65%                          None
          C                     0.65%                          None


Because Distribution and Service (12b-1) fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.


OPENING AN ACCOUNT (CLASSES A, B AND C)


1.    Read this prospectus carefully.


2. Determine how much you want to invest. The minimum initial investment for each class of each SunAmerica Focused Strategy is as follows:

      o     Non-Retirement Account: $500

      o     Retirement Account: $250

      o Dollar Cost Averaging by Wire or Systematic Exchange: $500 or $250 to open depending on your type of account; you must invest at least $25 a month

The minimum subsequent investment for a SunAmerica Focused Strategy is as follows:

      o     Non-Retirement Account: $100

      o     Retirement Account: $25


3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.


5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


HOW TO BUY SHARES (CLASSES A, B AND C)

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO


OPENING AN ACCOUNT


BY CHECK
--------------------------------------------------------------------------------

o Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

o Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

          (via regular mail)
          AIG SunAmerica Mutual Funds
          c/o BFDS
          PO Box 219186
          Kansas City, MO 64121-9186

          (via express, certified and registered mail)
          AIG SunAmerica Mutual Funds
          c/o BFDS
          330 W 9th St.
          Kansas City, MO 64105-1514

o All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

o Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.


BY WIRE
--------------------------------------------------------------------------------


o Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

o     Obtain your account number by calling Shareholder Services 1-800-858-8850.

o     Instruct your bank to wire the amount of your investment to:

          State Street Bank & Trust Company
          Boston, MA
          ABA #0110-00028
          DDA #99029712

      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.

ADDING TO AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------

o Make out a check for the investment amount, payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

o Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

o Indicate the Portfolio and account number in the memo section of your check.

o Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

          (via regular mail)
          AIG SunAmerica Mutual Funds
          c/o BFDS
          P.O. Box 219373
          Kansas City, MO 64121-9373

          (via express, certified and registered mail)
          AIG SunAmerica Mutual Funds
          c/o BFDS
          330 W 9th St.
          Kansas City, MO 64105-1514

BY WIRE
--------------------------------------------------------------------------------

o     Instruct your bank to wire the amount of your investment to:

          State Street Bank & Trust Company
          Boston, MA
          ABA #0110-00028
          DDA #99029712

      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.



TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

HOW TO SELL SHARES (CLASSES A, B AND C)

SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
--------------------------------------------------------------------------------

      Send your request to:

            Via Regular mail
            AIG SunAmerica Mutual Funds
            c/o BFDS
            PO Box 219186
            Kansas City, MO 64121-9186

            Via express, certified and registered mail
            AIG SunAmerica Mutual Funds
            c/o BFDS
            330 W 9th St.
            Kansas City, MO 64105-1514

      Your request should include:

            o     Your name,

            o     Portfolio name, share class and account number,

            o     The dollar amount or number of shares to be redeemed,

            o     Any special payment instructions,

            o The signature of all registered owners exactly as the account is registered, and

            o     Any special documents required to assure proper authorization.


BY PHONE
--------------------------------------------------------------------------------


      o Call Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days.

      o     Or,  for  automated   24-hour   account  access  call  FastFacts  at
            1-800-654-4760.


BY WIRE
--------------------------------------------------------------------------------


May  be  done  either  in  writing  or  by  calling   Shareholder   Services  at
1-800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern time) on most business days. You must provide the following information:

      o     The  portfolio  name,   share  class  and  account  number  you  are
            redeeming,

      o     Bank or financial institution name,

      o     ABA routing number,

      o     Account number, and

      o     Account registration.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

BY INTERNET
--------------------------------------------------------------------------------

Visit our website at WWW.SUNAMERICAFUNDS.COM, and select the "View Your Account" hyperlink (generally not available for retirement accounts).

Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.




TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE:

To protect you and the portfolio from fraud, the following redemption requests must be in writing and include a signature guarantee (although there may be other situations that also require a signature guarantee) if:

      o     Redemptions of $100,000 or more

      o The proceeds are to be payable other than as the account is registered

      o The redemption check is to be sent to an address other than the address of record

      o     Your address of record has changed within the previous 30 days

      o Shares are being transferred to an account with a different registration

      o     Someone   (such  as  an   Executor)   other   than  the   registered
            shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a signature guarantee from the following sources:

      o     A broker or securities dealer

      o     A federal savings, cooperative or other type of bank

      o     A savings and loan or other thrift institution

      o     A credit union

      o     A securities exchange or clearing agency.

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class' outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES When you buy Class A, B and C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. If the Portfolio or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Portfolio or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before the Portfolio's close of business. The Company and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Underlying Fund's shares, and consequently the value of the Portfolio's shares, may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded inorder to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Portfolio for shares of the same class of any other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the portfolio into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.


To protect the interests of other shareholders, we will cancel the exchange privileges of any investors that, in the opinion of a Portfolio, are using abusive market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.


CERTIFICATED SHARES. The Portfolios do not issue certificated shares.


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any Portfolio or portfolio of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same portfolio is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Portfolio periodically for the same class of shares of one or more other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. To use:

      o Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.


RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any SunAmerica Focused Strategy or portfolio within the SunAmerica Family of Funds. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st. These mailings apply to accounts opened through a Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through a Portfolio.)

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each SunAmerica Focused Strategy Portfolio. Dividends from the net investment income of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Focused Multi-Asset Strategy Portfolio and the Focused Equity Strategy Portfolio will normally be declared and paid annually. Dividends from the net investment income of the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. Each of the SunAmerica Focused Strategy Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850 to change dividend and distribution payment options. The per share dividends on Class A and Class I shares will generally be higher than the per share dividends on Class B and Class C shares of the same Portfolio as a result of the fact that Class A and Class I shares are not subject to any distribution fee.

TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.


However, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio's long-term capital gains are taxable as capital gains regardless of how long you held the Portfolio's shares; dividends from other sources are generally taxable as ordinary income.


Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax adviser.


As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Portfolios must withhold 28% of your distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Portfolio. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a SunAmerica Focused Strategy Portfolio under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges, or administrative fees (for retirement plans only).

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                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   INVESTMENT
                                   STRATEGIES

--------------------------------------------------------------------------------
Each SunAmerica Focused Strategy Portfolio has an investment goal and a strategy for pursuing it. The chart summarizes information about each SunAmerica Focused Strategy Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                   FOCUSED EQUITY                         FOCUSED MULTI-ASSET
                                                STRATEGY PORTFOLIO                        STRATEGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
What is the Portfolio's                Growth of capital                            Growth of capital
investment goal?
----------------------------------------------------------------------------------------------------------------------
What principal                         Fund of funds                                Fund of funds
investment strategy
does the Portfolio use
to implement its
investment goal?
----------------------------------------------------------------------------------------------------------------------
What are the Portfolio's               Allocation of assets among a                 Allocation of assets among
principal investment                   combination of the SunAmerica                a combination of the
techniques?                            Focused Series, Inc. and                     SunAmerica Focused Series,
                                       SunAmerica Income Funds,                     Inc. and SunAmerica Income
                                       investing in equity and fixed                Funds, investing in equity and
                                       income securities. At least 80% of           fixed income securities.
                                       the Underlying Funds' combined
                                       net assets, plus any borrowing for
                                       investment purposes, will be
                                       invested in equity securities.
----------------------------------------------------------------------------------------------------------------------
What are the Underlying                o Equity securities                          o Equity securities
Funds' principal                       o Foreign securities                         o Bonds/fixed income
investments?                                                                          securities
                                                                                    o Foreign securities
----------------------------------------------------------------------------------------------------------------------
What other types of                    o Bonds/fixed income securities              o Short-term investments
securities may the                     o Short-term investments                     o Defensive investments
Underlying Funds                       o Defensive investments                      o Options and futures
normally invest in                     o Options and futures                        o Special situations
as part of efficient                   o Special situations
portfolio management
and which may produce
some income?
----------------------------------------------------------------------------------------------------------------------
What risks may affect                  Principal risks:                             Principal risks:
the Portfolio (directly or             o Management risk                            o Management risk
by investing in the                    o Stock market volatility                    o Stock market volatility
Underlying Funds)?                     o Securities selection                       o Bond market volatility
                                       o Foreign exposure                           o Securities selection
                                       o Non-diversification                        o Foreign exposure
                                       o Small and mid market capitalization        o Non-diversification
                                                                                    o Prepayment
                                                                                    o Small and mid market
                                                                                      capitalization
                                       Non-principal risks:
                                       o Bond market volatility                     Non-principal risks:
                                       o Interest rate fluctuations                 o Interest rate fluctuations
                                       o Credit quality                             o Credit quality
                                       o Prepayment                                 o Emerging markets
                                       o Emerging markets                           o Illiquidity
                                       o Illiquidity                                o Hedging
                                       o Hedging                                    o Derivatives
                                       o Derivatives
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FOCUSED BALANCED                    FOCUSED FIXED INCOME                                      FOCUSED FIXED
      STRATEGY PORTFOLIO               AND EQUITY STRATEGY PORTFOLIO                          INCOME STRATEGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Growth of capital and                  Current income with growth of                          Current income
conservation of principal              capital as a secondary objective
---------------------------------------------------------------------------------------------------------------------------------
Fund of funds                          Fund of funds                                          Fund of funds




---------------------------------------------------------------------------------------------------------------------------------
Allocation of assets among             Allocation of assets among                             Allocation of assets among
a combination of the                   a combination of the                                   a combination of the
SunAmerica Focused                     SunAmerica Focused                                     SunAmerica Focused
Series, Inc. and SunAmerica            Series, Inc. and SunAmerica                            Series, Inc. and SunAmerica
Income Funds, investing in             Income Funds, investing in                             Income Funds, investing in
equity and fixed income                equity and fixed income                                equity and fixed income
securities.                            securities. At least 80% of the                        securities. At least 80% of the
                                       Underlying Funds' combined                             Underlying Funds' combined
                                       net assets, plus any borrowing                         net assets, plus borrowings,
                                       for investment purposes, will                          will be invested in fixed
                                       be invested in fixed income                            income securities.
                                       and equity securities.
---------------------------------------------------------------------------------------------------------------------------------
o Equity securities                    o Equity securities                                    o Equity securities
o Bonds/fixed income                   o Bonds/fixed income                                   o Bonds/fixed income
  securities                             securities                                             securities
o Foreign securities                   o Foreign securities
---------------------------------------------------------------------------------------------------------------------------------
o Short-term investments               o Short-term investments                               o Short-term investments
o Defensive investments                o Defensive investments                                o Defensive investments
o Options and futures                  o Options and futures                                  o Options and futures
o Special situations                   o Special situations                                   o Special situations


---------------------------------------------------------------------------------------------------------------------------------
Principal risks:                       Principal risks:                                       Principal risks:
o Management risk                      o Management risk                                      o Management risk
o Stock market volatility              o Stock market volatility                              o Stock market volatility
o Bond market volatility               o Bond market volatility                               o Bond market volatility
o Securities selection                 o Securities selection                                 o Securities selection
o Foreign exposure                     o Foreign exposure                                     o Non-diversification
o Non-diversification                  o Non-diversification                                  o Interest rate fluctuations
o Prepayment                           o Interest rate fluctuations                           o Credit quality
o Small and mid market                 o Credit quality                                       o Prepayment
  capitalization                       o Prepayment
                                                                                              Non-principal risks:
Non-principal risks:                   Non-principal risks:                                   o Small and mid market
o Interest rate fluctuations           o Small and mid market                                   capitalization
o Credit quality                         capitalization                                       o Foreign exposure
o Small and mid market                 o Illiquidity                                          o Illiquidity
  capitalization                       o Hedging                                              o Hedging
o Emerging markets                     o Derivatives                                          o Derivatives
o Illiquidity
o Hedging
o Derivatives
---------------------------------------------------------------------------------------------------------------------------------

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                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      When deemed appropriate by an Adviser, an Underlying Fund may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

      A "GROWTH" ORIENTED Philosophy--that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

      A "VALUE" ORIENTED Philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.
--------------------------------------------------------------------------------

                     INFORMATION ABOUT THE UNDERLYING FUNDS

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the SunAmerica Focused Strategy Portfolios currently intend to invest. The Adviser may change the particular Underlying Funds from time to time:


                                              PRINCIPAL
                                             INVESTMENT
PORTFOLIO                                     STRATEGY                     PRINCIPAL INVESTMENT TECHNIQUES
Focused Large-Cap Growth                growth and              active trading of equity securities selected on
 Portfolio                              focus                   the basis of growth criteria. At least 80% of
                                                                the Portfolio's net assets plus any borrowing for
                                                                investment purposes will be invested in
                                                                large-cap companies.

Focused Multi-Cap Value                 value and focus         active trading of equity securities selected on
 Portfolio                                                      the basis of value criteria, without regard to
                                                                market capitalization.

Focused 2000 Growth                     growth and              active trading of equity securities selected on
 Portfolio                              focus                   the basis of growth criteria, issued by
                                                                companies with characteristics similar to those
                                                                contained in the Russell 2000 Growth Index.

Focused Large-Cap Value                 value and focus         active trading of equity securities selected on
  Portfolio                                                     the basis of value criteria. At least 80% of the
                                                                Portfolio's net assets plus any borrowing for
                                                                investment purposes will be invested in large-
                                                                cap companies.

Focused Multi-Cap Growth                growth and              active trading of equity securities selected on
  Portfolio                             focus                   the basis of growth criteria, without regard to
                                                                market capitalization.

Focused 2000 Value                      value and focus         active trading of equity securities selected on
 Portfolio                                                      the basis of value criteria, issued by companies
                                                                with characteristics similar to those contained
                                                                in the Russell 2000 Value Index.

Focused Growth and                      growth, value           active trading of equity securities selected to
 Income Portfolio                       and focus               achieve a blend of growth companies, value
                                                                companies and companies that the advisers
                                                                believe have elements of growth and value,
                                                                issued by large-cap companies, including those
                                                                that offer the potential for a reasonable level of
                                                                current income. Each adviser may emphasize
                                                                either a growth orientation or a value
                                                                orientation at any particular time.

Focused International                   international           active trading of equity securities and other
 Equity Portfolio                       and focus               securities with equity characteristics of non-
                                                                U.S. issuers located in countries throughout
                                                                the world and selected without regard to
                                                                market capitalization at the time of purchase.
                                                                At least 80% of the Portfolio's net assets plus
                                                                any borrowing for investment purposes will be
                                                                invested in equity securities.

--------------------------------------------------------------------------------
      A FOCUS strategy is one in which an investment manager actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each adviser of an Underlying Fund that employs a Focused Strategy will invest in up to ten securities, and each "Focused" Underlying Fund will hold up to a total of 30 securities. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Strategy.

      MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

      The strategy of "INTERNATIONAL" INVESTING that the Focused Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.


--------------------------------------------------------------------------------


                                              PRINCIPAL
                                             INVESTMENT
PORTFOLIO                                     STRATEGY                     PRINCIPAL INVESTMENT TECHNIQUES
Core Bond Fund                          fixed income            active trading of investment-grade fixed-
                                        investing               income securities, or in securities issued or
                                                                guaranteed by the U.S. government and
                                                                mortgage-backed or asset-backed securities
                                                                without regard to the maturities of such
                                                                securities. At least 80% of the Fund's net
                                                                assets plus any borrowing for investment
                                                                purposes will be invested in bonds.

U.S. Government                         fixed income            active trading of securities of high credit
 Securities Fund                        investing               quality issued or guaranteed by the U.S.
                                                                government, or any agency or instrumentality
                                                                thereof without regard to the maturities of
                                                                such securities. At least 80% of the Fund's net
                                                                assets plus any borrowing for investment
                                                                purposes will be invested in such securities.

GNMA Fund                               fixed income            active trading of mortgage-backed securities of
                                        investing               high credit quality issued or guaranteed by the
                                                                Government National Mortgage Association
                                                                (GNMA) without regard to the maturities of
                                                                such securities. At least 80% of the Fund's net
                                                                assets plus any borrowing for investment
                                                                purposes will be invested in such securities.

High Yield Bond Fund                    fixed income            active trading of below-investment grade U.S.
                                        investing               and foreign junk bonds (rated below Baa by
                                                                Moody's and below BBB by S&P) without
                                                                regard to the maturities of such securities and
                                                                bank debt. At least 80% of the Fund's net
                                                                assets plus any  borrowing for investment
                                                                purposes will be invested in  such below-
                                                                investment grade bonds.

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------
      The two best-known DEBT RATING AGENCIES are Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "INVESTMENT GRADE" refers to any security rated "BBB" or above, by Standard & Poor's or "Baa" or above by Moody's, or determined to be of comparable quality by the adviser to the Underlying Fund.
--------------------------------------------------------------------------------


INVESTMENT TERMINOLOGY

A FUND OF FUNDS strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

GROWTH OF CAPITAL is growth of the value of an investment.

CONSERVATION OF PRINCIPAL is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

CURRENT INCOME is money that is received on an ongoing basis from investments.

A BALANCED PORTFOLIO is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

BONDS AND OTHER FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A high yield bond (commonly known as "junk bond") is a high risk bond that does not meet the credit quality standards of investment grade securities.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

The strategy of "FIXED INCOME INVESTING" includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant--particularly with respect to the issuers of high-yield, high-risk bonds--the strength of the underlying issuer.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRs") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the adviser to the Underlying Fund will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Portfolios or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Portfolios may only invest in U.S. government securities and commercial paper as short-term investment.

DEFENSIVE  INVESTMENTS  include high quality fixed income  securities  and money
market   instruments.   The  Underlying  Funds  will  make  temporary  defensive
investments in response to adverse market, economic, political or other conditions. Each Portfolio may also make temporary defensive investments, but only in securities qualifying as short-term investments. When the Portfolio or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the adviser to the Underlying Fund, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter.

SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

CAPITAL APPRECIATION is growth of the value of an investment.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

SHORT-TERM MONEY MARKET INSTRUMENTS include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Strategy with sufficient liquidity to meet redemptions and cover expenses.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Portfolio itself are not guaranteed or insured by the U.S. government or any government entity.


A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio and consequently the value of a Portfolio.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio and consequently the value of a Portfolio.

SECURITIES SELECTION: A strategy used by the Portfolios, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.


NON-DIVERSIFICATION: Each SunAmerica Focused Strategy Portfolio is non-diversified and will take concentrated positions on a small number of investments (e.g., investing in the Underlying Funds). As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the SunAmerica Focused Strategy were more diversified. However, the Underlying Funds are generally diversified mutual funds.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

MANAGEMENT RISK: Each Portfolio is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

PORTFOLIO MANAGEMENT


ADVISER. AIG SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, manages, advises and/or administers assets in excess of $37 billion as of September 30, 2003. SunAmerica manages each SunAmerica Focused Strategy Portfolio, supervises the daily business affairs of each SunAmerica Focused Strategy Portfolio and provides various administrative services to each SunAmerica Focused Strategy Portfolio. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust.


For each SunAmerica Focused Strategy Portfolio, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate SunAmerica Focused Strategy assets among the Underlying Funds.


For the period of November 8, 2002 (inception) to October 31, 2003, each Portfolio paid SunAmerica an annual fee of 0.10% as a percentage of average daily net assets.


The SunAmerica Focused Strategy Portfolios will be managed by a team of SunAmerica asset allocation professionals.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each SunAmerica Focused Strategy Portfolio's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.


The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Portfolios. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolio, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.



ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the SunAmerica Focused Strategy Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for the Portfolios is intended to help you understand the Portfolios' financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Financial highlight information is not included for Class I shares because Class I has not been in existence for a calendar year. The information for the Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request.

                                                      NET GAIN
                                                     (LOSS) ON
                                                       INVEST-
                                             NET        MENTS        TOTAL       DIVIDENDS     DISTRI-
                           NET ASSET       INVEST-      (BOTH        FROM        FROM NET      BUTIONS
                             VALUE,         MENT      REALIZED      INVEST-       INVEST-       FROM          TOTAL
PERIOD                     BEGINNING       INCOME        AND         MENT          MENT        CAPITAL       DISTRI-
ENDED                      OF PERIOD      (LOSS)(1)  UNREALIZED)  OPERATIONS      INCOME        GAINS        BUTIONS
-----                      ---------      ---------  -----------  ----------      ------        -----        -------
FOCUSED EQUITY STRATEGY PORTFOLIO

                                                                    CLASS A
                                                                    -------
11/08/02-10/31/03(5)         $12.50        $(0.03)      $3.49        $3.46        $(0.02)        $--         $(0.02)
                                                                    CLASS B
                                                                    -------
11/08/02-10/31/03(5)         $12.50        $(0.11)      $3.46        $3.35        $(0.01)        $--         $(0.01)
                                                                    CLASS C(7)
                                                                    ----------
11/08/02-10/31/03(5)         $12.50        $(0.11)      $3.45        $3.34        $(0.01)        $--         $(0.01)

--------------------------------------------------------------------------------------------------------------------
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

                                                                    CLASS A
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.02       $2.58        $2.60        $(0.03)        $--         $(0.03)
                                                                    CLASS B
                                                                    -------
11/08/02-10/31/03(5)         $12.50        $(0.06)      $2.57        $2.51        $(0.02)        $--         $(0.02)
                                                                    CLASS C(7)
                                                                    ----------
11/08/02-10/31/03(5)         $12.50        $(0.06)      $2.57        $2.51        $(0.02)        $--         $(0.02)

--------------------------------------------------------------------------------------------------------------------
FOCUSED BALANCED STRATEGY PORTFOLIO

                                                                    CLASS A
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.05       $2.41        $2.46        $(0.06)(6)     $--         $(0.06)
                                                                    CLASS B
                                                                    -------
11/08/02-10/31/03(5)         $12.50        $(0.02)      $2.39        $2.37        $(0.03)(6)     $--         $(0.03)
                                                                    CLASS C(7)
                                                                    ----------
11/08/02-10/31/03(5)         $12.50        $(0.02)      $2.40        $2.38        $(0.03)(6)     $--         $(0.03)

--------------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

                                                                    CLASS A
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.20       $1.23        $1.43        $(0.18)        $--         $(0.18)
                                                                    CLASS B
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.12       $1.23        $1.35        $(0.11)        $--         $(0.11)
                                                                    CLASS C(7)
                                                                    ----------
11/08/02-10/31/03(5)         $12.50         $0.13       $1.22        $1.35        $(0.11)        $--         $(0.11)

--------------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME STRATEGY PORTFOLIO

                                                                    CLASS A
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.30       $0.46        $0.76        $(0.30)        $--         $(0.30)
                                                                    CLASS B
                                                                    -------
11/08/02-10/31/03(5)         $12.50         $0.23       $0.46        $0.69        $(0.23)        $--         $(0.23)
                                                                    CLASS C(7)
                                                                    ----------
11/08/02-10/31/03(5)         $12.50         $0.22       $0.47        $0.69        $(0.23)        $--         $(0.23)

                                                                                  RATIO OF NET
                           NET ASSET             NET ASSETS      RATIO OF          INVESTMENT
                             VALUE,                END OF        EXPENSES         INCOME (LOSS)
PERIOD                       END OF     TOTAL      PERIOD       TO AVERAGE         TO AVERAGE       PORTFOLIO
ENDED                        PERIOD   RETURN(2)    (000'S)   NET ASSETS(3)(4)   NET ASSETS(3)(4)    TURNOVER
-----                        ------   ---------    -------   ----------------   ----------------    ---------
FOCUSED EQUITY STRATEGY PORTFOLIO

                                                          CLASS A
                                                          -------
11/08/02-10/31/03(5)         $15.94     27.72%     $50,347         0.25%             (0.25%)            7%
                                                          CLASS B
                                                          -------
11/08/02-10/31/03(5)         $15.84     26.81      $30,942         0.90              (0.90)             7
                                                          CLASS C(7)
                                                          ----------
11/08/02-10/31/03(5)         $15.83     26.73      $96,094         0.90              (0.90)             7

--------------------------------------------------------------------------------------------------------------
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

                                                          CLASS A
                                                          -------
11/08/02-10/31/03(5)         $15.07     20.82%     $57,362         0.25%              0.16%             0%
                                                          CLASS B
                                                          -------
11/08/02-10/31/03(5)         $14.99     20.07      $41,762         0.90              (0.50)             0
                                                          CLASS C(7)
                                                          ----------
11/08/02-10/31/03(5)         $14.99     20.07     $113,247         0.90              (0.48)             0

--------------------------------------------------------------------------------------------------------------
FOCUSED BALANCED STRATEGY PORTFOLIO

                                                          CLASS A
                                                          -------
11/08/02-10/31/03(5)         $14.90     19.75%     $54,459         0.25%              0.43%             2%
                                                          CLASS B
                                                          -------
11/08/02-10/31/03(5)         $14.84     18.98      $48,183         0.90              (0.20)             2
                                                          CLASS C(7)
                                                          ----------
11/08/02-10/31/03(5)         $14.85     19.06     $102,550         0.90              (0.19)             2

--------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

                                                          CLASS A
                                                          -------
11/08/02-10/31/03(5)         $13.75     11.57%     $26,426         0.25%              1.64%             6%
                                                          CLASS B
                                                          -------
11/08/02-10/31/03(5)         $13.74     10.88      $11,562         0.90               1.02              6
                                                          CLASS C(7)
                                                          ----------
11/08/02-10/31/03(5)         $13.74     10.88      $21,880         0.90               1.08              6

--------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME STRATEGY PORTFOLIO

                                                          CLASS A
                                                          -------
11/08/02-10/31/03(5)         $12.96      6.35%      $8,400         0.25%              2.52%            66%
                                                          CLASS B
                                                          -------
11/08/02-10/31/03(5)         $12.96      5.69       $6,033         0.90               1.94             66
                                                          CLASS C(7)
                                                          ----------
11/08/02-10/31/03(5)         $12.96      5.69      $10,537         0.90               1.89             66


(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursement and expense reductions.

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):



                                                                    10/31/03(3)
                                                                    -----------
Focused Equity Strategy A .......................................      0.36%
Focused Equity Strategy B .......................................      0.42
Focused Equity Strategy C .......................................      0.18
Focused Multi-Asset Strategy A ..................................      0.25
Focused Multi-Asset Strategy B ..................................      0.27
Focused Multi-Asset Strategy C ..................................      0.12
Focused Balanced Strategy A .....................................      0.21
Focused Balanced Strategy B .....................................      0.18
Focused Balanced Strategy C  ....................................      0.09
Focused Fixed Income and Equity Strategy A ......................      0.53
Focused Fixed Income and Equity Strategy B ......................      0.71
Focused Fixed Income and Equity Strategy C  .....................      0.52
Focused Fixed Income Strategy A .................................      0.90
Focused Fixed Income Strategy B .................................      1.00
Focused Fixed Income Strategy C .................................      0.60

(5)   Commencement of operations.

(6)   Includes a tax return of capital of less than $0.01 per share.

(7)   Class II shares were redesignated Class C shares on February 20, 2004.



See Notes to Financial Statements.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:


      ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements.


      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public

Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797

                                   [GRAPHIC]

DISTRIBUTED BY:


AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311
800-858-8850


FOR MORE COMPLETE INFORMATION ON ANY OF THE MUTUAL FUNDS DISTRIBUTED BY AIG SUNAMERICA CAPITAL SERVICES, INCLUDING CHARGES AND EXPENSES, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR FROM THE SUNAMERICA SALES DESK, 800-858-8850, EXT. 5660. READ IT CAREFULLY BEFORE YOU INVEST. THE FUNDS' DAILY NET ASSET VALUES ARE NOT GUARANTEED AND THEIR SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN YOUR ORIGINAL COST.

WWW.SUNAMERICAFUNDS.COM

---
AIG SUNAMERICA
--- MUTUAL FUNDS


AAPRO 02/04

                         SUNAMERICA FOCUSED SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 20, 2004



Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850



            SunAmerica Focused Series, Inc. (the "Fund") is a mutual fund consisting of fifteen different investment portfolios:

o Focused Large-Cap Growth Portfolio        o Focused 2000 Value Portfolio
o Focused 2000 Growth Portfolio             o Focused International Equity Portfolio
o Focused Multi-Cap Value Portfolio         o Focused Equity Strategy Portfolio
o Focused Growth and Income Portfolio       o Focused Multi-Asset Strategy Portfolio
o Focused Technology Portfolio              o Focused Balanced Strategy Portfolio
o Focused Large-Cap Value Portfolio         o Focused Fixed Income and Equity Strategy Portfolio
o Focused Multi-Cap Growth Portfolio        o Focused Fixed Income Strategy Portfolio
o Focused Dividend Strategy Portfolio


            Each Portfolio is managed by AIG SunAmerica  Asset  Management Corp.
("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio, except the Focused Dividend Strategy Portfolio, are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

            This statement of Additional  Information relates only to ten of the
Portfolios: Focused Large-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Growth Portfolio, Focused Dividend Strategy Portfolio, Focused 2000 Value Portfolio, and Focused International Equity Portfolio. Each Portfolio has distinct investment objectives and strategies.

            This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated February 20, 2004. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

THE FUND ....................................................................  3

INVESTMENT OBJECTIVES AND POLICIES ..........................................  4

INVESTMENT RESTRICTIONS ..................................................... 34

DIRECTORS AND OFFICERS ...................................................... 36

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ........ 43

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT ............................. 46

PROXY VOTING POLICIES AND PROCEDURES ........................................ 53

PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................ 55

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ......................... 59

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ....................... 68

EXCHANGE PRIVILEGE .......................................................... 68

DETERMINATION OF NET ASSET VALUE ............................................ 69

DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................... 70

RETIREMENT PLANS ............................................................ 74

DESCRIPTION OF SHARES ....................................................... 76

ADDITIONAL INFORMATION ...................................................... 77

FINANCIAL STATEMENTS ........................................................ 83

APPENDIX ....................................................................  1

            No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND


            The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of fifteen Portfolios; each offering different classes, including Class A, Class B, Class C, Class I, Class X and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

            On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

            On April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the
Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board of Directors approved the renaming of certain portfolios of the Fund as follows: The
Large-Cap Value Portfolio to the "Focused Large-Cap Value Portfolio," the Small-Cap Value Portfolio to the "Focused 2000 Value Portfolio", the Multi-Cap Value Portfolio to the "SunAmerica Value Fund," the Small-Cap Growth Portfolio to the "Focused 2000 Growth Portfolio," the Multi-Cap Growth Portfolio to the
"Focused Multi-Cap Growth Portfolio," the Focused Value Portfolio to the "Focused Multi-Cap Value Portfolio," the Focused International Portfolio to the "Focused International Equity Portfolio," and the Focused Growth Portfolio to the "Focused Large-Cap Growth Portfolio."

            On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), was consummated on February 20, 2004.

            At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.

            On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004.

                       INVESTMENT OBJECTIVES AND POLICIES

            The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

            The Focused Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

            Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused Technology Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

            A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

            Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

            As described in the Prospectuses, each Portfolio except for Focused Dividend Strategy Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

            Companies with market capitalization of $1.6 billion to $9.1 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

            Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund, except for Focused Dividend Strategy Portfolio, is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

            Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."


            Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.


            The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

            Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

INVESTMENT COMPANIES

            All of the Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

            Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

            Additionally, the Portfolios except Focused Dividend Strategy Portfolio may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

            The Portfolios, except Focused Dividend Strategy Portfolio, may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality.

            The Portfolios may also invest up to 20% of its total assets in debt securities rated below "BBB" or "Baa" or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

            Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

            The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

            The Focused Large-Cap Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

            "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

            Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

            As described  above,  debt  securities in which the  Portfolios  may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

            Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

            High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

            There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

            Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

            Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

            The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

            As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

            These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

            Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

            Such a Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

            Such a  Portfolio  may also  invest  in  securities  issued  by U.S.
government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

            Each Portfolio, except Focused Dividend Strategy Portfolio, may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

            The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

            Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

            The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

            GNMA CERTIFICATES

            GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

            GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

            The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

            FHLMC CERTIFICATES

            The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

            GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

            FNMA CERTIFICATES

            FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

            Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

            The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

            Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

            Another type of mortgage-backed security in which each Portfolio, with the exception of Focused Dividend Strategy Portfolio, may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

            Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

            Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

            Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

            A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

            STRIPPED MORTGAGE-BACKED SECURITIES

            All  Portfolios  but Focused  Dividend  Strategy  Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

            SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

            High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

            PAYMENT EXPECTATION

            High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

            LIQUIDITY AND VALUATION

            There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

            Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

            Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

            Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

            Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

            Fixed income securities in which all Portfolios except Focused Dividend Strategy Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

            Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

            The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

            In addition to its primary investments, each Portfolio, except as described below, may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). Focused Dividend Strategy Portfolio may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

            Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase
agreements,   commercial  paper,   bankers'   acceptances,   time  deposits
and certificates of deposit. In addition, Janus Capital Management LLC ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

            Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

            Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

            Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

            A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

            Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

            A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES OF FOCUSED DIVIDEND STRATEGY PORTFOLIO

            Focused Dividend Strategy Portfolio will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by Focused Dividend Strategy Portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Focused Dividend Strategy Portfolio's portfolio, the Portfolio generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Focused Dividend Strategy Portfolio's portfolio is automatically exchanged for a stock of another company, Focused Dividend Strategy Portfolio will hold the newly acquired stock until such time as Focused Dividend Strategy Portfolio's entire portfolio is rebalanced; however, Focused Dividend Strategy Portfolio would not add to this position when it invests new cash flow. In the event that Focused Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Focused Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

DIVERSIFICATION

            Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

            Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of Focused Dividend Strategy Portfolio's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

            In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

            Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that Focused Dividend Strategy Portfolio does not intend to write call options on securities traded on foreign securities exchanges. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

            In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

            The Portfolios, except Focused Dividend Strategy Portfolio, may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

            Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio, except as described below, may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons;
(iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or
(v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. Focused Dividend Strategy Portfolio does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

            For each Portfolio except Focused Dividend Strategy Portfolio, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. These Portfolios may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

            EURODOLLAR INSTRUMENTS

            If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

            A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Focused Dividend Strategy Portfolio does not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

            OPTIONS ON SECURITIES


As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities except that Focused Dividend Strategy Portfolio does not intend to engage in yield curve options or options on debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.


            When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

            To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

            When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

            A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

            A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

            When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

            Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

            When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

            Each Portfolio except Focused Dividend Strategy Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

            OPTIONS ON FOREIGN CURRENCIES

            Each Portfolio except Focused Dividend Strategy Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

            As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

            OPTIONS ON SECURITIES INDICES

            As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

            FUTURES

            Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            As noted above, each Portfolio except Focused Dividend Strategy Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            OPTIONS ON FUTURES

            As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

            The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

            Each Portfolio except Focused Dividend Strategy Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

            A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

            A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

            A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio, except for Focused Dividend Strategy Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

            The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price.
Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

            The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

            Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

            At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

            The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

            Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

            The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

            A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

            A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

            Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

            Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

            Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

            Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

            Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

            If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

            When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

            In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

            No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

            In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            For example,  restricted securities that the Board of Directors,  or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

            Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

            The Portfolios, except Focused Dividend Strategy Portfolio, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

            Each Portfolio, except Focused Dividend Strategy Portfolio, may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

            Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

            Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

            The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

            Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

            Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

            Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

            The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

            Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

            A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

            To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

            When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING AND LEVERAGE

            In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least

300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

            Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

            Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

            A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

            Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

            Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

            Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

            In order to  protect  the value of  portfolios  from  interest  rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

            A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

            The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

            Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

            The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

            A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

            Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

            Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

            Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

            The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

            1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that Focused Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

            2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Focused Dividend Strategy Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

            3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

            4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

            5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes,
(ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

            6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

            7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

            The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

            8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

            9. The Focused Dividend Strategy Portfolio may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

            10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by Focused Dividend Strategy Portfolio requires pledging of assets, that Portfolio may pledge assets in connection with such transactions.

            11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

            12. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

            The Focused Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."


      DISINTERESTED DIRECTORS

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                               Position(s)     Term of Office and                              Complex
                               Held with       Length of Time        Occupation during         Overseen by   Other Directorships
Name and Date of Birth         Fund            Served(1)             the last 5 years          Director(2)   Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum(4)            Director        2004 to Present       Founder and CEO of        37            None
DOB: February 27, 1963                                               National Housing
                                                                     Development
                                                                     Corporation.
------------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith(4)        Director        1996 to 2004          Retired.                  46            Director, BJ's
DOB: February 21, 1933                                                                                       Wholesale Club
                                                                                                             Director, Boston
                                                                                                             Stock Exchange
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven           Director        2001 to Present       Retired.                  75            Director, A.G. Belo
DOB: October 6, 1945                                                                                         Corporation (1992 to
                                                                                                             present); Director,
                                                                                                             Sysco Corporation
                                                                                                             (1996 to present);
                                                                                                             Director, Luby's,
                                                                                                             Inc. (1998 to present).
------------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages 39 and 40.


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), the Trust (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (19 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4) Effective on February 23, 2004, S. James Coppersmith and Sebastiano Sterpa will retire as Directors and Jeffrey S. Burum will begin serving as Director.

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                               Position(s)     Term of Office and                              Complex
                               Held with       Length of Time        Occupation during         Overseen by   Other Directorships
Name and Date of Birth         Fund            Served(1)             the last 5 years          Director(2)   Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
William F. Devin               Director        2001 to Present       Retired.                  75            Member of the Board
DOB: December 30, 1938                                                                                       of Governors, Boston
                                                                                                             Stock Exchange
                                                                                                             (1985-present).
------------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat            Chairman of the 1996 to Present       Attorney, sole            47            Director, North
DOB: March 7, 1940             Board                                 practitioner.                           European Oil
                                                                                                             Royal Trust
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman              Director        1996 to Present       Partner and Managing      47            None
DOB: May 10, 1943                                                    Member, B.B.
                                                                     Associates LLC
                                                                     (menswear specialty
                                                                     retailing and other
                                                                     activities) (June 1988
                                                                     to present).
------------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa(4)           Director        1996 to 2004          Founder and               37            Director, Real Estate
DOB: July 18, 1929                                                   Chairman of the                         Business Service and
                                                                     Board, Sterpa Group                     Countrywide Financial
                                                                     (real estate
                                                                     investment and
                                                                     management) (1962
                                                                     to present).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

                                                                                               Number of
                                                                                               Portfolios
                                               Term of                                         in Fund
                               Position(s)     Office and                                      Complex
                               Held with       Length of Time        Principal Occupations     Overseen by   Other Directorships
Name and Date of Birth         Fund            Served                During Past 5 years       Director(2)   Held by Director(3)

------------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(5)            Director        1996 to               President, CEO            84                   None
DOB: January 23, 1954                          Present               and Director, SAAMCo
                                                                     (August 1995 to
                                                                     present); Director,
                                                                     SACS (August 1993
                                                                     to present).
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                               Position(s)                                                     Complex
                               Held with       Length of Time        Principal Occupations     Overseen by   Other Directorships
Name and Date of Birth         Fund            Served                During Past 5 years       Director      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Donna M. Handel                Treasurer       2002 to Present       Vice President, SAAMCo    N/A           N/A
DOB:  June 25, 1966                                                  (August 1996 to
                                                                     present).
------------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz               Vice President  1996 to Present       Executive Vice            N/A           N/A
DOB: October 14, 1958                                                President, SAAMCo
                                                                     (April 1996 to present);
                                                                     Director and President,
                                                                     SACS (April 1996 to
                                                                     present).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem                President       2002 to present       Senior Vice President     N/A           N/A
DOB: January 26, 1958                                                and General Counsel,
                                                                     SAAMCo (April 1993 to
                                                                     present); Executive
                                                                     Vice President, General
                                                                     Counsel and Director,
                                                                     SACS (February 1993
                                                                     to present).
------------------------------------------------------------------------------------------------------------------------------------
Joseph Kelly                   Secretary       2004 to present       Associate Counsel,        N/A           N/A
DOB: February 4, 1975                                                SAAMCo (January 2004 to
                                                                     present); Staff Attorney,
                                                                     SAAMCo (August 2001
                                                                     to December 2003);
                                                                     Assistant Secretary,
                                                                     SAMF (January 2003 to
                                                                     December 2003)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------
(5) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

            The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

            The Fund pays each Director who is not an interested person of the Fund or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Funds.

            The Board of Directors has established three committees, i.e., Audit, Nominating and Ethics.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Fund, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. The Audit Committee met eight times during the fiscal year ended October 31, 2003.

            In addition, two Disinterested Directors also serve on the Nominating Committee. The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Disinterested members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting. There were 2 meetings of the Nominating Committee during the fiscal year ended October 31, 2003.

            The Ethics  Committee is responsible for applying the Code of Ethics
applicable  to  the  Portfolios'   Principal  Executive  Officer  and  Principal
Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. There were no meetings of the Ethics Committee.


         The Directors (and Trustees) of the SAMF, SASFR and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or who has at least 5 years of consecutive service after reaching age 65 but before 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.


DIRECTOR OWNERSHIP OF PORTFOLIO SHARES

  The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2003.

DISINTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                                            EQUITY SECURITIES IN ALL
                                                                                                             REGISTERED INVESTMENT
                                                                                                             COMPANIES OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY                              DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                  SECURITIES IN THE CORPORATION(1)                       INVESTMENT COMPANIES(2)
------------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                           Focused Large-Cap Growth - $10,001-50,000                        $50,001-$100,000
                                               Focused Growth and Income - $10,001-50,000
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                              None                                                None
------------------------------------------------------------------------------------------------------------------------------------
William F. Devin                               Focused Multi-Cap Growth - $10,001-50,000                            $100,000
                                                 Focused 2000 Growth - $10,001-50,000
                                               Focused Large-Cap Value - $10,001-50,000
                                                 Focused 2000 Value - $10,001-50,000
------------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                              Focused Large-Cap Growth - $1-10,000                            $10,001-$50,000
                                                Focused Growth and Income - $1-10,000
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                                 None                                             $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa                               Focused Large-Cap Growth - over $100,000                          Over $100,000
                                                 Focused Multi-Cap Value - over $100,000
                                                   Focused 2000 Value - over $100,000
                                                   Focused 2000 Growth - over $100,000
                                              Focused International Equity - $50,001-100,000
                                                 Focused Large Cap Value - $50,001-100,000
                                               Focused Growth and Income - $50,001-100,000
                                                   Focused Technology - $50,001-100,000
------------------------------------------------------------------------------------------------------------------------------------

  INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                                            EQUITY SECURITIES IN ALL
                                                                                                             REGISTERED INVESTMENT
                                                                                                             COMPANIES OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY                              DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                  SECURITIES IN THE CORPORATION(1)                       INVESTMENT COMPANIES(2)
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                            Focused Large-Cap Growth - over $100,000                           Over $100,000
                                                  Focused 2000 Value - over $100,000
                                               Focused Multi-Cap Growth - over $100,000
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.
(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (32 portfolios) and Seasons (19 portfolios).
(3)  Interested Director

         The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2003. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.


                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                              PENSION OR
                                                                              RETIREMENT
                                                            AGGREGATE         BENEFITS ACCURED                    TOTAL COMPENSATION
                                                            COMPENSATION      AS PART OF        ESTIMATED         FROM TRUST AND
                                                            FROM              CORPORATION'S     ANNUAL BENEFITS   FUND COMPLEX PAID
DIRECTOR                                                    REGISTRANT        EXPENSES*         ON RETIREMENT**   TO TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                                        $ 21,095          $ 66,868          $ 57,890          $ 77,500
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven ***                                    $ 20,197          $ 43,070          $123,238          $119,900
------------------------------------------------------------------------------------------------------------------------------------
William F. Devin ***                                        $ 22,150          $ 34,840          $ 96,660          $111,470
------------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                         $ 24,955          $112,634          $107,293          $ 89,700
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                           $ 22,126          $118,573          $134,982          $ 84,700
------------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa***                                        $ 20,620          $ 21,104          $ 22,359          $ 55,000
------------------------------------------------------------------------------------------------------------------------------------

* Information is as of October 31, 2003 for the five investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, AST, SASFR, VALIC Company I and VALIC Company II.
** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

***   Mssrs. Devin and Sterpa and Dr. Craven are not Trustees of AST.

            As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.


            A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of February 2, 2004:

         PORTFOLIO NAME AND CLASS                              HOLDER AND ADDRESS                         PERCENTAGE OWNED OF RECORD
         ------------------------                              ------------------                         --------------------------
Focused Large-Cap Growth Portfolio, Class A         SunAmerica Focused Equity Strategy Fund                     Owned of record 15%
                                                    Houston, TX 77019

                                                    SunAmerica Focused Balanced Strategy Fund                   Owned of record 9%
                                                    Houston, TX 77019

Focused Large-Cap Growth Portfolio, Class B         Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 7%
                                                    Jacksonville, FL 32246

Focused Large-Cap Growth Portfolio, Class C         Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 6%
                                                    Jacksonville, FL 32246

Focused Multi-Cap Value Portfolio, Class A          SunAmerica Focused Multi-Asset Strategy Fund                Owned of record 22%
                                                    Houston, TX 77019

Focused Multi-Cap Value Portfolio, Class C          Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 6%
                                                    Jacksonville, FL 32246

Focused 2000 Growth Portfolio,                      SunAmerica Focused Equity Strategy Fund                     Owned of record 28%
Class A                                             Houston, TX 77019

                                                    SunAmerica Focused Balanced Strategy Fund                   Owned of record 16%
                                                    Houston, TX 77019

Focused 2000 Growth Portfolio,                      VALIC Seed Account                                          Owned of record 32%
Class I                                             Houston, TX 77019

                                                    AIG Federal Savings Bank Custodian                          Owned of record 32%
                                                    FBO Hamot Health Foundation 403B
                                                    Houston, TX 77019

Focused Growth and Income Portfolio, Class A        SunAmerica Focused Multi-Asset Strategy Fund                Owned of record 22%
                                                    Houston, TX 77019

Focused Growth and Income Portfolio, Class C        Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 6%
                                                    Jacksonville, FL 32246

Focused Large Cap Value Portfolio, Class A          SunAmerica Focused Multi-Asset Strategy Fund                Owned of record 13%
                                                    Houston, TX 77019

Focused Large Cap Value Portfolio, Class C          Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 5%
                                                    Jacksonville, FL 32246

Focused Multi-Cap Value Portfolio, Class A          SunAmerica Focused Multi-Asset Strategy Fund                Owned of record 17%
                                                    Houston, TX 77019

Focused Multi-Cap Value Portfolio, Class B          Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 7%
                                                    Jacksonville, FL 32246

Focused Multi-Cap Value Portfolio, Class C          Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 8%
                                                    Jacksonville, FL 32246

Focused 2000 Value Portfolio, Class A               SunAmerica Focused Equity Strategy Fund                     Owned of record 24%
                                                    Houston, TX 77019

                                                    SunAmerica Focused Balanced Strategy Fund                   Owned of record 15%
                                                    Houston, TX 77019

Focused International Equity Portfolio, Class A     SunAmerica Focused Equity Strategy Fund                     Owned of record 30%
                                                    Houston, TX 77019

                                                    SunAmerica Focused Balanced Strategy Fund                   Owned of record 16%
                                                    Houston, TX 77019

Focused Dividend Strategy Portfolio, Class B        Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 20%
                                                    Jacksonville, FL 32246

Focused Dividend Strategy Portfolio, Class C        Merrill Lynch, Pierce, Fenner & Smith, Inc.                 Owned of record 23%
                                                    Jacksonville, FL 32246

                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.

            SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2003, SunAmerica managed and or administered in excess of $37 billion of assets.

            AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

            Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

            Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

            The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

            SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for each applicable Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      OPERATING EXPENSES AT OR BELOW ANNUAL RATE
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            CLASS A       CLASS B        CLASS C        CLASS I       CLASS Z       CLASS X
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                          1.97%         2.62%          2.62%           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio                1.95%         2.60%          2.60%           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth Portfolio                         1.72%         2.37%          2.37%          1.62%          --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                     1.72%         2.37%          2.37%          1.62%          --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                    1.72%         2.37%          2.37%           --            --           1.47%
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                   1.72%         2.37%          2.37%           --            --           1.47%
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                     1.72%         2.37%          2.37%           --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                          1.72%         2.37%          2.37%           --            --            --
------------------------------------------------------------------------------------------------------------------------------------

            SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

            The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

            Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS


         Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Adviser's fees. The Adviser are as follows:
Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), BAMCO, Inc. ("BAMCO"), Boston Partners Asset Management LLC ("Boston Partners"), L.P. Credit Suisse Asset Management, LLC ("CSAM"), Deutsche Asset Management, Inc. ("DAMI"), Dreman Value Management, L.L.C. ("Dreman"), Third Avenue Management LLC ("Third Avenue"), Harris Associates L.P. ("Harris"), Hotchkis and Wiley Capital

Management, LLC ("Hotchkis and Wiley"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), Janus Capital Management LLC ("Janus"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell and Company LLC ("PWM"), RCM Capital Management LLC ("RCM"), Salomon Brothers Asset Management Inc ("Salomon Brothers"), The Boston Company Asset Management, LLC ("TBCAM"), Thornburg Investment Management, Inc. ("Thornburg") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Focused Multi-Cap Growth and Focused Technology Portfolios and manages Focused Dividend Strategy Portfolio by itself.



                                                  PORTFOLIO MANAGEMENT ALLOCATED
           PORTFOLIO                              AMONG THE FOLLOWING ADVISERS
--------------------------------------------------------------------------------
Focused 2000 Growth Portfolio                     Baron
                                                  Oberweis
                                                  DAMI

Focused Multi-Cap Growth Portfolio                Janus
                                                  SunAmerica
                                                  CSAM

Focused Large-Cap Value Portfolio                 Dreman
                                                  Harris
                                                  Wellington Management

Focused 2000 Value Portfolio                      Janus* (subcontracted to PWM)
                                                  Boston Partners
                                                  Hotchkis and Wiley

Focused Dividend Strategy Portfolio               SunAmerica

Focused Large-Cap Growth Portfolio                Alger
                                                  Salomon Brothers
                                                  Marsico

Focused Technology Portfolio                      Dresdner
                                                  SunAmerica
                                                  BAMCO

Focused Growth and Income Portfolio               Thornburg
                                                  Marsico
                                                  Harris

Focused Multi-Cap Value Portfolio                 American Century
                                                  Third Avenue
                                                  J.P. Morgan

Focused International Equity Portfolio            MFS
                                                  Harris
                                                  TBCAM


--------------------
* Pursuant to an agreement between Janus and PWM, PWM manages Janus' portion of the Focused 2000 Value Portfolio.

            As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio, except for Focused Strategy Dividend Portfolio, equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

            Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focused 2000 Growth and Focused Technology Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2003, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio: Focused 2000 Growth Portfolio, 0.57%; Focused Multi-Cap Growth Portfolio, 0.37%; Focused Large-Cap Value Portfolio, 0.50%; Focused 2000 Value Portfolio, 0.50%; Focused Large-Cap Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.47%; Focused Multi-Cap Value Portfolio, 0.48%; Focused Technology Portfolio, 0.40%; Focused International Equity Portfolio, 0.54% [UPDATE].

                 ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

             The Board of Directors of the Fund, including the Disinterested Directors, approved the existing Advisory Agreement with SunAmerica with respect to each Portfolio for an additional period (or for an initial period for new Portfolios). In approving the existing Advisory Agreement, the Board, including the Disinterested Directors, considered the following factors: (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by SunAmerica or its affiliates in connection with providing services to the Portfolio, (2) the Portfolio's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (3) the nature, quality, cost and extent of administrative and shareholder services performed by SunAmerica and affiliated companies, (4) the Portfolio's expense ratio, and expense ratios of similar funds, (5) economics of scale, (6) the terms of the agreement, and (7) the overall organization of SunAmerica, as well as SunAmerica's profitability and financial condition. The Board's analysis of these factors is set forth below.

             THE REASONABLENESS OF THE ADVISORY FEE IN LIGHT OF THE NATURE AND QUALITY OF SUNAMERICA'S SERVICES AND ANY ADDITIONAL BENEFITS RECEIVED BY SUNAMERICA OR ITS AFFILIATES IN CONNECTION WITH PROVIDING SERVICES TO THE PORTFOLIO The Directors considered the expertise and experience of the portfolio managers and research staff, SunAmerica's investment style and process, and the level and process of monitoring the managers and Subadvisers conducted by
SunAmerica's research teams. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Directors. The Board also reviewed during the past year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Portfolio, as well as on the types of research and services obtained by SunAmerica in connection with soft dollar commissions.

             INVESTMENT PERFORMANCE The Directors particularly reviewed the relative rankings of each Portfolio, manager, and Subadviser, and with respect to those Portfolios with rankings below the second quartile in its category, the measures taken to achieve better performance in the future.

             ADMINISTRATIVE AND OTHER SERVICES The Directors considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios.

             EXPENSE RATIOS The Directors analyzed the expense reimbursements and net expense ratio caps contractually and voluntarily agreed upon by
SunAmerica. The Board also considered that the Focused Portfolios are multi-managed and the effect that multi-managed funds have on expenses related to administration, research and management. The Directors also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other, fully diversified strategies.

             ECONOMIES OF SCALE The Directors considered whether there is a potential for realization of economies of scale and concluded that any potential economies of scale are being shared between shareholders and SunAmerica in an appropriate manner. The Directors considered the relative advantages and disadvantages of an advisory fee with breakpoints versus a flat advisory fee that includes advisory fee waivers and expense reimbursements and concluded that the existing arrangement of a flat fee was advantageous to shareholders and suitable for the Portfolios given the size and structure of the Portfolios.

             TERMS OF THE ADVISORY AGREEMENT The Directors reviewed the terms of the Advisory Agreement. The Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of each Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Portfolio's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

             Under the terms of the Advisory Agreement, SunAmerica is not liable to a Portfolio or its shareholders for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

             SUNAMERICA'S ORGANIZATION AND PROFITABILITY The Directors considered SunAmerica's historical relationship with the Portfolios and the benefit to shareholders of investing in a Portfolio that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Directors also considered SunAmerica's record of compliance with each Portfolio's objective, strategies and restrictions and its positive regulatory and compliance history. The Directors also considered SunAmerica's relationships with its affiliates and the resources available to them. The Board reviewed confidential financial statements relating to SunAmerica's profitability and financial condition and considered the reputational value to SunAmerica from serving as investment adviser and considered how profit margins could affect SunAmerica's ability to recruit and retain qualified investment personnel. In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Portfolio.

             CONCLUSION The Directors considered whether the Portfolios should employ alternative arrangements which might be in the best interests of shareholders, including to continue to employ SunAmerica but on different terms. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the existing advisory fee structures are fair and reasonable and that each Portfolio was paying a competitive fee for the services provided and that SunAmerica was fulfilling its contractual and fiduciary duties. Therefore the Directors concluded that the existing Advisory Agreement should be continued. The Disinterested Directors were advised by separate independent legal counsel throughout the process.

                                  ADVISORY FEES

         The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2003, 2002 and 2001.



------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                                        ADVISORY FEES*                      ADVISORY FEES WAIVED
------------------------------------------------------------------------------------------------------------------------------------
                                                       2003           2002        2001           2003         2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                 $ 2,467,912   $   271,489   $ 3,198,944          --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                  $ 1,490,003   $   898,155   $   899,384   $    31,412   $    66,779          --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                       $ 1,826,626   $ 1,375,815   $   789,310   $     9,767   $    43,218        93,850
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                 $10,852,433   $11,422,496   $13,183,277          --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                $ 2,733,108   $ 1,933,426   $ 1,827,293          --     $   295,420       495,167
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                  $ 5,286,750   $ 6,366,378   $ 3,658,600          --            --         170,749
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                                        ADVISORY FEES*                      ADVISORY FEES WAIVED
------------------------------------------------------------------------------------------------------------------------------------
                                                       2003           2002        2001           2003         2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                       $   756,154   $   904,018   $ 1,744,629   $   151,404   $   185,544   $   189,296
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                $   934,632   $   386,631          --     $     6,396   $    70,796          --
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio             $   572,278   $   475,961          --     $   127,534   $    97,240          --
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio                $   352,539   $   205,740   $   191,885          --            --            --
------------------------------------------------------------------------------------------------------------------------------------


----------------------
*     Without giving effect to fee waivers.
**    From date of inception of May 22, 2000.

+ The Prior Focused Dividend Strategy Portfolio paid advisory fees of $205,740 for the fiscal year ended September 30, 2002, $191,885 for the fiscal year ended September 30, 2001, and $349,698 for the fiscal year ended September 30, 2000. The Prior Focused Dividend Strategy Portfolio had fee waivers and expense reimbursements of $30,132 for Class A, $56,890 for Class B and $55,.126 for Class II in 2002, $31,680 for Class A, $56,777 for Class B and $64,634 for Class II in 2001.




             The following table sets forth the fee waivers and expense reimbursements other than advisory fees made to the Funds by SunAmerica for the fiscal year ended October 31, 2003. No information is shown for the Focused Dividend Strategy Portfolio, since it commences operations after the date of this SAI.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                      2003*

------------------------------------------------------------------------------------------------------------------------------------
             FUND+                                    CLASS A        CLASS B      CLASS I       CLASS C*      CLASS Z       CLASS X
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                    $115,877      $110,799          --        $ 46,773      $ 19,246      $    473
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                     $ 54,910      $ 29,400          --        $ 22,924      $ 18,024          --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                          $ 62,490      $ 41,725          --        $ 38,908      $ 18,716          --
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                   $ 29,439      $ 29,118          --        $ 29,089      $ 18,621          --
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                     $ 38,351      $ 42,952      $ 16,171      $ 35,208          --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                          $ 53,328      $ 44,717          --        $ 45,244      $ 19,157          --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth Portfolio                         $ 63,769      $ 54,559      $ 18,270      $ 53,318          --            --
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio                $ 62,360      $ 23,435          --        $ 35,393          --            --
------------------------------------------------------------------------------------------------------------------------------------

-------------------
* The Fee Waivers and Expense Reimbursements for Class C shares for all Portfolios reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.



Certain of the fee waivers and expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

                  BOARD APPROVAL OF THE SUBADVISORY AGREEMENTS

             The Board of Directors of the Fund, including all of the Disinterested Directors, approved the existing Subadvisory Agreements with respect to each Portfolio for an additional period (or for an initial period for new Portfolios). In approving the existing Subadvisory Agreements, the Board, including the Disinterested Directors, considered the following factors: (1) the nature and quality of the services provided or reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadvisers, (2) the amount and structure of SunAmerica and the Subadvisers' fees generally and the fees payable under the Subadvisory Agreement, (3) comparative fee information of the Portfolio and representative peer groups, (4) the Portfolio's investment performance compared to selected peer groups, and to an appropriate combination of indices, (5) the terms of the Agreements, and (6) the management personnel and operations of the Subadvisers. The Board's analysis of these factors is set forth below along with special considerations related to the approval of new Subadvisory Agreements.

             THE NATURE AND QUALITY OF THE SUBADVISERS' SERVICES AND RESULTS ACHIEVED The Directors considered the expertise and experience of the portfolio managers and research staff, and each firm's investment style and process. The Directors also considered the level of assistance and diligence provided or expected to be provided by each Subadviser with respect to marketing support, compliance and other matters. As noted above, the Directors also received reports prepared independently by Lipper showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Directors.

             THE AMOUNT AND STRUCTURE OF SUNAMERICA AND THE SUBADVISERS' FEES GENERALLY AND THE FEES PAYABLE UNDER THE SUBADVISORY AGREEMENT The Directors considered that each Portfolio pays a fee to SunAmerica and that, in turn, SunAmerica rather than the Portfolio, pays a fee to the Subadvisers. Therefore, the Board considered the amount retained by SunAmerica and the fee paid to the Subadviser with respect to the different services provided by SunAmerica and the Subadvisers.

             COMPARATIVE FEE AND PERFORMANCE INFORMATION OF THE PORTFOLIOS AND REPRESENTATIVE PEER GROUPS As noted above, the Directors received reports prepared independently by Lipper showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories. However, the Directors noted that SunAmerica, rather than the Portfolio, pays the Subadvisers. As noted above, the Directors particularly reviewed the investment performance with respect to those Portfolios with rankings below the second quartile in its category, and the measures taken to achieve better performance in the future.

             THE TERMS OF THE AGREEMENTS The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolio with Subadvisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.

             THE MANAGEMENT PERSONNEL AND OPERATIONS OF THE SUBADVISERS The Directors considered each Subadviser's record of compliance with each Portfolio's objective, strategies and restrictions and its regulatory and compliance history. The Directors also considered the extent of a Subadviser's relationships with its affiliates and the resources available to them. In addition, the Board reviewed the Code of Ethics of each Subadviser and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Portfolio.

             CONSIDERATIONS FOR NEW SUBADVISORY AGREEMENTS During the course of the most recent fiscal year, the Board approved contracts for new Subadvisers for the Focused 2000 Value Portfolio, Focused Multi-Cap Value Portfolio, Focused Technology Portfolio and the Focused International Equity Portfolio. For the Subadvisers that were proposed to be replaced, in addition to the factors listed above, the Board considered the existing Subadviser's investment performance and style drift. For the proposed new Subadvisers, the Board considered its historical performance, especially of any similarly managed accounts; investment strategies used; organizational structure; investment process and discipline; and the proposed portfolio manager(s) or team. The Board's considerations of the proposed Subadviser included comparisons to other investment managers and also included, where applicable, the Board's experience with the Subadviser for any other funds in the SAMF complex. For multi-managed Portfolios, the Board also considered how the proposed Subadviser's style would fit with and complement the other Subadvisers to the Portfolio.

             For the Focused 2000 Value Portfolio, the Board also approved new Subadvisory Agreements with respect to Janus and PWM following transactions involving the corporate parent or affiliate of each of those Subadvisers that resulted in an assignment and a termination of the existing Subadvisory Agreement. In those instances, the Board considered that the transaction would not result in personnel changes affecting the management or administration of the Portfolio and that the quality and extent of services provided by the Subadviser would remain the same as prior to the assignment.

             CONCLUSION After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval or continuation of the Subadvisory Agreements were in the best interests of each Portfolio and its shareholders. The Disinterested Directors were advised by separate independent legal counsel throughout the process.

             The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2003, 2002, and 2001. No information is shown for the Focused Dividend Strategy Portfolio, since it commenced operations on February 20, 2004.


                                SUBADVISORY FEES


--------------------------------------------------------------------------------
PORTFOLIO                                              SUBADVISORY FEES
--------------------------------------------------------------------------------
                                                2003         2002        2001
--------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio          $  900,723      831,372    1,107,818
--------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio           $  749,873      416,174      387,797
--------------------------------------------------------------------------------
Focused 2000 Value Portfolio                $  910,594      720,163      424,259
--------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio          $5,107,028    5,295,649    6,204,098
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio         $1,273,663      830,868      440,066
--------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio           $2,537,902    3,035,351    1,800,688
--------------------------------------------------------------------------------
Focused Technology Portfolio                $  241,100      267,082      621,767
--------------------------------------------------------------------------------
Focused 2000 Growth                         $  530,191      231,660         --
--------------------------------------------------------------------------------
Focused International Equity Portfolio      $  246,231      210,341         --
--------------------------------------------------------------------------------


PERSONAL SECURITIES TRADING

            The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements,  (iv) blackout periods,
(v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

            The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the

Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

            The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

            SACS serves as Distributor of Class I, Class X and Class Z shares and incurs the expenses of distributing the Class I, Class X and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

            The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

            The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

            The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders.
Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

            As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

            The  following  table  sets  forth  the   distribution  and  account
maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2003, 2002 and 2001. No information is shown for the Focused Dividend Strategy Portfolio, since it will commence operations after the date of this SAI.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

PORTFOLIO+                                  2003++                                2002
-------------------------------------------------------------------------------------------------------
                              CLASS A      CLASS B     CLASS  C*      CLASS A    CLASS B     CLASS  C*
-------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                   $  328,311   $1,142,033   $  380,821   $  273,753   $1,121,564   $  351,852
-------------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                   $  249,756   $  355,559   $  417,535   $   88,709   $  347,732   $  287,319
-------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                   $  250,773   $  501,573   $  603,472   $  155,714   $  489,895   $  420,888
-------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                   $1,181,441   $4,287,849   $4,614,693   $1,057,446   $4,848,648   $5,471,599
-------------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                   $  278,996   $  735,523   $1,038,761   $  177,015   $  697,060   $  701,213
-------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                   $  469,947   $1,729,997   $2,046,245   $  556,017   $2,139,084   $2,509,952
-------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                   $   81,976   $  165,464   $  203,412   $   92,605   $  198,117   $  253,703
-------------------------------------------------------------------------------------------------------
Focused 2000 Growth         $  127,614   $  193,522   $  316,571   $   27,943   $  136,325   $  104,614
-------------------------------------------------------------------------------------------------------
Focused International
Equity Portfolio            $   94,436   $   59,413   $  128,592   $   99,803   $   34,780   $   60,835
-------------------------------------------------------------------------------------------------------

PORTFOLIO+                                  2001
----------------------------------------------------------------
                              CLASS A      CLASS B     CLASS  C*
Focused Multi-Cap Growth
Portfolio                   $  388,647   $1,570,748   $  494,288
----------------------------------------------------------------
Focused Large-Cap Value
Portfolio                   $   84,822   $  388,883   $  257,311
----------------------------------------------------------------
Focused 2000 Value
Portfolio                   $   94,635   $  309,332   $  199,737
----------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                   $1,174,738   $5,488,463   $6,561,179
----------------------------------------------------------------
Focused Growth and Income
Portfolio                   $  178,048   $  710,167   $  602,941
----------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                   $  332,995   $1,167,373   $1,539,811
----------------------------------------------------------------
Focused Technology
Portfolio                   $  180,436   $  385,874   $  487,860
----------------------------------------------------------------
Focused 2000 Growth               --           --           --
----------------------------------------------------------------
Focused International
Equity Portfolio                  --           --           --
----------------------------------------------------------------

------------------
* Class II shares of all Portfolios were designated as Class C shares on February 20, 2004.
+ The Prior Small Cap Growth Fund paid distribution and account maintenance and service fees of $19,946, $126,447 and $26,752, for Class A, Class B and Class C respectively for the fiscal year ended October 31, 2001. Class C has been redesignated as Class II. The Prior Focused Dividend Strategy Portfolio paid distribution and account maintenance and service fees of $89,551, $341,411 and $409,985 for Class A, Class B and Class II respectively for the fiscal year ended September 30, 2003, $36,489, $241,775 and $241,795 for Class A, Class B, and Class II respectively for the fiscal year ended September 30, 2002, and $31,182, $223,817 and $235,333 for Class A, Class B, and Class II respectively for the fiscal year ended September 30, 2001.

            Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent

Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

            The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

            The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

            Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). No portion of such fee is paid or reimbursed by Class X or Class Z shares. Class X and Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. For the fiscal year ending October 31, 2003, the total amount paid to the Administrator by the Fund was $6,167,894. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PROXY VOTING POLICIES AND PROCEDURES

            PROXY VOTING RESPONSIBILITY. The Corporation have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Corporation and the Corporation's investment adviser. The policies and procedures enable the Corporation to vote proxies in a manner consistent with the best interests of the Corporation's shareholders.

            The Corporation has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Corporation according to the Corporation's policies and procedures, and to assist the Corporation with recordkeeping of proxy votes.

            Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

            COMPANY  MANAGEMENT  RECOMMENDATIONS.  When  determining  whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Corporation is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Corporation's policies and procedures therefore provide that the Corporation will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Corporation typically will sell the holding.

            CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Corporation may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Corporation's shareholders.

            EXAMPLES  OF  THE   CORPORATION'S   POSITIONS  ON  VOTING   MATTERS.
Consistent with the approaches described above, the following are examples of the Corporation's voting positions on specific matters:

         o  Vote with management recommendations on most corporate matters;

         o Vote with management recommendations on proposals to increase or decrease authorized common stock;


         o  Vote  against  the   authorization   of   preferred   stock  if  the
            Corporation's board has unlimited rights to set the terms and conditions of the shares;


         o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

         o  Vote  on  a  case-by-case  basis  regarding   finance,   merger  and
            acquisition matters;

         o  Vote against most shareholder proposals;

         o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(6)

         o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(7) and

         o May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

            CONFLICTS OF INTEREST. Senior management of the Corporation and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Corporation's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies

-------------------
(6) In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

(7) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

            However, if a situation arises where a vote presents a conflict between the interests of the Corporation's shareholders and the interests of SunAmerica, the Corporation's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Corporation, senior management of the Corporation and SunAmerica, including the proxy voting committee, will be consulted. Any Individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Corporation selects the vote that is in the best interests of the Corporation's shareholders.

            PROXY VOTING RECORDS. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Corporation. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

            As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

            Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

            In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

            An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

            A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/services arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield.

            Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

            Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.


            The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2003, 2002, and 2001. The information shown for the Focused Dividend Strategy
Portfolio reflects the commissions paid by the Prior Focused Divided Strategy Portfolio for its fiscal year ended September 30, 2003, 2002 and 2001.

                              BROKERAGE COMMISSIONS

                                      2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE OF
                                                                                                                      AMOUNT OF
                                                                                                                     TRANSACTION
                                                                                                PERCENTAGE OF     INVOLVING PAYMENT
                                                      AGGREGATE           AMOUNT PAID TO       COMMISSION PAID    OF COMMISSIONS TO
                                                      BROKERAGE          AFFILIATED BROKER-     TO AFFILIATED     AFFILIATED BROKER-
PORTFOLIO                                            COMMISSIONS             DEALERS           BROKERS-DEALERS         DEALERS
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                    $1,032,282            $   18,600               1.80%              0.33%
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                     $  502,061            $   41,041               8.17%              0.78%
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                          $  833,137                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                    $3,708,693            $  812,462              21.91%              5.02%
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                   $  932,808            $   43,941               4.71%              0.61%
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                     $2,508,148            $  458,971              18.30%              1.07%
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                          $  572,611            $      581               0.10%              0.05%
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                   $  373,320            $   11,515               3.08%              0.51%
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio                   $  157,333                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio                $  252,383                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------


                                      2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE OF
                                                                                                                      AMOUNT OF
                                                                                                                     TRANSACTION
                                                                                                PERCENTAGE OF     INVOLVING PAYMENT
                                                      AGGREGATE           AMOUNT PAID TO       COMMISSION PAID    OF COMMISSIONS TO
                                                      BROKERAGE          AFFILIATED BROKER-     TO AFFILIATED     AFFILIATED BROKER-
PORTFOLIO**                                          COMMISSIONS             DEALERS           BROKERS-DEALERS         DEALERS
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                    $1,193,982                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                     $  469,333            $   36,550               7.79%              4.38%
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                          $  831,743            $  120,328              14.47%             20.94%
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                    $5,259,508            $1,237,184              23.52%             20.03%
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                   $1,035,316            $  153,761              15.94%             10.48%
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                     $1,845,624            $  140,198               7.60%              3.04%
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                          $  509,794                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio                   $  391,752                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE OF
                                                                                                                      AMOUNT OF
                                                                                                                     TRANSACTION
                                                                                                PERCENTAGE OF     INVOLVING PAYMENT
                                                      AGGREGATE           AMOUNT PAID TO       COMMISSION PAID    OF COMMISSIONS TO
                                                      BROKERAGE          AFFILIATED BROKER-     TO AFFILIATED     AFFILIATED BROKER-
PORTFOLIO**                                          COMMISSIONS             DEALERS           BROKERS-DEALERS         DEALERS
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                   $  238,832            $    8,091               3.39%              1.58%
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio                $  223,147                    --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------




                                      2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE OF
                                                                                                                      AMOUNT OF
                                                                                                                     TRANSACTION
                                                                                                PERCENTAGE OF     INVOLVING PAYMENT
                                                      AGGREGATE           AMOUNT PAID TO       COMMISSION PAID    OF COMMISSIONS TO
                                                      BROKERAGE          AFFILIATED BROKER-     TO AFFILIATED     AFFILIATED BROKER-
PORTFOLIO**                                          COMMISSIONS             DEALERS           BROKERS-DEALERS         DEALERS
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                             --                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                      $  143,526                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                           $  203,916            $ 53,189               26.08%            2.76%
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                     $4,587,191            $948,977               20.69%            3.95%
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                    $  669,454            $ 35,714                5.33%            6.47%
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                      $9,932,639            $463,027                4.66%           13.04%
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                           $  925,722                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                            --                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio+                   $  107,052                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio                         --                  --                  --               --
------------------------------------------------------------------------------------------------------------------------------------

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

            Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

            Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

            Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I, Class X and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

            The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2003, 2002, and 2001.

                                      2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AMOUNT             AMOUNT        CONTINGENT        CONTINGENT
                                                                    REALLOWED         REALLOWED TO      DEFERRED          DEFERRED
                                                FRONT-END SALES   TO AFFILIATED      NON-AFFILIATED   SALES CHARGE      SALES CHARGE
                                                  CONCESSIONS     BROKER-DEALERS     BROKER DEALERS     CLASS A            CLASS B
           PORTFOLIO+                           CLASS A SHARES    CLASS A SHARES     CLASS A SHARES      SHARES            SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                $  400,761          $209,449          $138,186          $ 95          $  242,190
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                 $  257,731          $ 93,822          $124,904          $ 40          $   91,527
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                      $  251,097          $108,565          $106,577           --           $  134,959
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                $1,450,605          $520,929          $712,836           --           $1,449,374
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio               $  777,146          $162,585          $503,699          $ 45          $  236,788
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                 $  550,472          $198,823          $269,826          $160          $  702,687
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                      $  169,654          $ 69,927          $ 77,913           --           $   57,211
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                               $  286,393          $ 78,184          $162,867           --           $   40,096
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity                      $   86,892          $ 32,132          $ 42,687           --           $   12,024
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AMOUNT             AMOUNT
                                                                                 REALLOWED          REALLOWED          CONTINGENT
                                                             FRONT-END SALES   TO AFFILIATED     TO NON-AFFILIATED      DEFERRED
                                                              CONCESSIONS-     BROKER-DEALERS     BROKER-DEALERS      SALES CHARGE
                                                             CLASS C SHARES*   CLASS C SHARES*    CLASS C-SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                              $ 64,030           $19,154           $ 44,876           $ 12,485
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                               $144,199           $27,090           $117,109           $ 19,567
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AMOUNT             AMOUNT
                                                                                 REALLOWED          REALLOWED          CONTINGENT
                                                             FRONT-END SALES   TO AFFILIATED     TO NON-AFFILIATED      DEFERRED
                                                              CONCESSIONS-     BROKER-DEALERS     BROKER-DEALERS      SALES CHARGE
                                                             CLASS C SHARES*   CLASS C SHARES*    CLASS C-SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                                    $118,645           $23,927           $ 94,718           $ 36,356
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                              $461,968           $96,139           $365,829           $117,375
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                             $312,391           $50,840           $261,551           $ 58,274
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                               $155,243           $27,091           $128,152           $ 91,628
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                                    $ 30,899           $10,074           $ 20,825           $  8,558
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                             $120,320           $25,896           $ 94,424           $ 21,963
------------------------------------------------------------------------------------------------------------------------------------
Focused International Equity                                    $ 50,097           $ 7,259           $ 42,838           $ 18,421
------------------------------------------------------------------------------------------------------------------------------------

----------------------
* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.
+ For the Prior Focused Dividend Strategy Portfolio, for the fiscal year ended September 30, 2003, for Class A shares, front end sales concessions were $1,249,495; the amount reallowed to affiliated broker-dealers was
     $46,972; the amount reallowed to Non-affiliated Broker-Dealers was $1,025,640. For Class C shares, front end sales concessions were $318,945; the amount reallowed to affiliated broker-dealers was $8,632; the amount reallowed to non-affiliated broker-dealers was $310,313; the CDSC was $13,972. For Class B shares, the CDSC was $101,133.

                                      2002

                                                                 TO          TO        TO NON-     TO NON-   CONTINGENT   CONTINTENT
                                    FRONT-END    FRONT-END    AFFILIATED  AFFILIATED  AFFILIATED  AFFILIATED  DEFERRED     DEFERRED
                                      SALES        SALES       BROKER-     BROKER-     BROKER-     BROKER      SALES        SALES
                                   CONCESSIONS  CONCESSIONS    DEALERS     DEALERS     DEALERS     DEALERS     CHARGE      CHARGE-
                                     CLASS A      CLASS C      CLASS A     CLASS C     CLASS A     CLASS C     CLASS B     CLASS C
     PORTFOLIO                       SHARES       SHARES*      SHARES      SHARES      SHARES      SHARES*     SHARES      SHARES*
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                            408,836       27,157      238,153     11,861      118,119     15,296    2,004,773      9,617
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                            248,603       68,707      108,424     24,753      102,218     43,954      180,736     20,608
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                            654,383      158,480      262,965     64,733      316,005     93,747      154,617     24,622
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                          2,109,930      915,205      576,444    141,493    1,227,365    773,712      301,454    190,282
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                            953,580      136,321      173,312     53,503      656,828     82,818      294,826     34,791
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                          1,937,638      818,579      667,463    151,281    1,014,524    667,298    1,225,082    175,714
------------------------------------------------------------------------------------------------------------------------------------

                                                               AMOUNT      AMOUNT      AMOUNT      AMOUNT
                                                              REALLOWED   REALLOWED   REALLOWED   REALLOWED
                                                                 TO          TO        TO NON-     TO NON-   CONTINGENT   CONTINTENT
                                    FRONT-END    FRONT-END    AFFILIATED  AFFILIATED  AFFILIATED  AFFILIATED  DEFERRED     DEFERRED
                                      SALES        SALES       BROKER-     BROKER-     BROKER-     BROKER      SALES        SALES
                                   CONCESSIONS  CONCESSIONS    DEALERS     DEALERS     DEALERS     DEALERS     CHARGE      CHARGE-
                                     CLASS A      CLASS C      CLASS A     CLASS C     CLASS A     CLASS C     CLASS B     CLASS C
     PORTFOLIO                       SHARES       SHARES*      SHARES      SHARES      SHARES      SHARES*     SHARES      SHARES*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                            214,197       47,812       59,674     12,697      124,838     35,115      114,639     20,270
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                  197,353       62,100       79,711     27,269       92,114     34,831       34,039      6,191
------------------------------------------------------------------------------------------------------------------------------------
Focused International
Equity                               147,437       33,308       47,991     14,523       78,894     18,785       37,868     12,922
------------------------------------------------------------------------------------------------------------------------------------

-------------------
* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load.

+ For the Prior Focused Dividend Strategy Portfolio, for the fiscal year ended September 30, 2002, for Class A shares, front end sales concessions were $96,551; the amount reallowed to affiliated broker-dealers was $34,335; the amount reallowed to non-affiliated broker-dealers was $47,615. For Class C shares, front end sales concessions were $14,475; the amount reallowed to affiliated broker-dealers was $1,668; the amount reallowed to non-affiliated broker-dealers was $12,807; the CDSC was $4,814. For Class B shares, the CDSC was $115,180.

                                      2001

                                                            FRONT-END        AMOUNT REALLOWED     AMOUNT REALLOWED     CONTINGENT
                                                              SALES          TO AFFILIATED       TO NON-AFFILIATED       DEFERRED
                                                           CONCESSIONS -     BROKER-DEALERS        BROKER-DEALERS      SALES CHARGE-
                                                          CLASS A SHARES     CLASS A SHARES        CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                          $1,530,781          $  853,222          $  451,536          $  254,562
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                           $  147,823          $   66,987          $   57,311          $  115,689
------------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                                $  111,286          $   45,514          $   39,073          $   99,822
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                          $8,469,185          $2,379,036          $5,054,322          $1,017,230
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                         $1,174,057          $  541,224          $  487,288          $  120,069
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                           $  743,264          $  274,175          $  359,867          $   32,526
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                                $3,596,404          $  891,882          $2,430,800          $   57,569
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       AMOUNT
                                                          CONTINGENT                            AMOUNT REALLOWED      REALLOWED
                                                           DEFERRED        FRONT-END SALES       TO AFFILIATED     TO NON-AFFILIATED
                                                         SALES CHARGE-      CONCESSIONS-         BROKER-DEALERS     BROKER-DEALERS
                                                        CLASS C SHARES*    CLASS C SHARES*       CLASS C SHARES*    CLASS C SHARES*
----------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio                         $ 31,193          $  121,470             $ 60,242          $   61,228
----------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio                          $  7,233          $   73,656             $ 29,484          $   44,172
----------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                               $  5,690          $   37,989             $ 17,089          $   20,900
----------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio                         $319,233          $2,363,391             $413,746          $1,949,645
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio                        $ 24,016          $  133,119             $104,107          $   29,012
----------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                          $ 25,873                --                   --                  --
----------------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                               $ 17,778                --                   --                  --
----------------------------------------------------------------------------------------------------------------------------------

---------------------
* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load.

+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 2001, for Class A shares, front end sales concessions were $47,869; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $40,869. For Class B shares, the CDSC was $34,865. For Class C shares, the CDSC was $1,347; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares were redesignated as Class II shares but have since reverted to Class C shares. For the Prior Focused Dividend Strategy Portfolio, for the fiscal year ended September 30, 2002, for Class A shares, front end sales concessions were $57,206; the amount reallowed to affiliated broker-dealers was $34,335. For Class C shares, front end sales concessions were $13,768; the amount reallowed to affiliated broker-dealers was $13,031; the CDSC was $6,358. For Class B shares, the CDSC was $113,797.


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

            Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

         YEARS AFTER PURCHASE                   CDSC ON SHARES BEING SOLD

         1st or 2nd year                                 4.00%
         3rd or 4th year                                 3.00%
         5th year                                        2.00%
         6th year                                        1.00%
         7th year and thereafter                         None


            Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

            Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:

         YEARS AFTER PURCHASE                   CDSC ON SHARES BEING SOLD
         1st                                             5.00%
         2nd                                             4.00%
         3rd and 4th year                                3.00%
         5th year                                        2.00%
         6th year and thereafter                         1.00%
         7th year and thereafter                         None


            Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.

            Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

            For Class B and Class C shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

            CLASS B

         YEARS AFTER PURCHASE                    CDSC ON SHARES BEING SOLD
         Up to 2 years                                   5.00%
         2 years or more but less than 3 years           4.00%
         3 years or more but less than 4 years           3.00%
         4 years or more but less than 5 years           2.00%
         5 years or more but less than 6 years           1.00%
         6 or more years                                 None

                                     CLASS C

         YEARS AFTER PURCHASE                    CDSC ON SHARES BEING SOLD
         Up to 1 year                                    1.00%
         1 year or more                                  None


            As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

            CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

DISABILITY

            A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

            CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN


            CDSCs  may  be  waived  when   routine   bill  payment  or  periodic
withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.


PURCHASES THROUGH THE DISTRIBUTOR

            An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

           Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE BY FEDERAL FUNDS WIRE

            An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

            1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

            2. Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

            3.   Instruct the bank to wire the specified  amount to the Transfer
                 Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

            To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

            As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

            The following persons may qualify for the sales charge reductions or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

            1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

            2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

            3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

            4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

            5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

            6. group purchases as described below.

            A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

            A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

            The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

            A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

            The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

            Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

            To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

            Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

            Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

            Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

NET  ASSET  VALUE  TRANSFER  PROGRAM.  Investors  may  purchase  shares  of  any
SunAmerica Focused Series, Inc. portfolio without being subject to a front-end sales load or contingent deferred sales charge, with the redemption proceeds of shares of other mutual funds (other than funds managed by the Adviser or its affiliates) redeemed within 30 days prior to that purchase. With respect to shares purchased using the redemption proceeds of Class A and Class B shares of other mutual funds, investors will receive Class A shares. With respect to shares purchased using the redemption proceeds of Class C and Class II shares of other mutual funds, investors will receive Class C shares. To qualify for this privilege, the investor's financial advisor must be affiliated with a member company of American International Group, Inc. If requested, the advisor's broker-dealer must supply proof of entitlement to this privilege.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

            Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

            If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio, Focused International Equity Portfolio and Focused Dividend Strategy Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

            The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

            Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

            If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

             A shareholder who acquires Class B or Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change from the CDSC schedule that was applicable at the time of purchase.

            Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

            In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, an pattern of abusive exchanges that coincide with a "market timing" strategy willl be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

            The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

            Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

         Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued as of the close of the exchange on which they are traded. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Fund's Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

            A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

            Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio and the Focused Dividend Strategy Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

            Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

            If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

            Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

            As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

            Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

            Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

            Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

            Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

            Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

            Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

            Under the Code,  gains or losses  attributable  to  fluctuations  in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

            The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

            A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

            Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

            Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


            A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

            The Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio and Focused International Equity Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

            Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

            The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

            Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

            Sections 401(a) and 401(k) of the Code permit  employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(K)

            The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

            The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

TAX-SHELTERED CUSTODIAL ACCOUNTS

            Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

            Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

            A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

            This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

            Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

            Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

            Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

            Currently, fifteen Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Focused 2000 Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the Focused 2000 Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, the Focused International Equity Portfolio, the Focused Dividend Strategy Portfolio, SunAmerica Focused Equity Strategy, SunAmerica Focused Multi-Asset Strategy, SunAmerica Focused Balanced Strategy, SunAmerica Focused Fixed Income and Equity Strategy and SunAmerica Focused Fixed Income Strategy. The Focused 2000 Portfolio and Focused Multi-Cap Value Portfolio is divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Technology Portfolio and Focused Multi-Cap Value Portfolio are divided into three classes of shares, designated as Class A, Class B and Class C. The Focused Large-Cap Growth Portfolio is divided in four classes of shares, designated as Class A, Class B, Class C and Class Z. The Focused Growth and Income Portfolio is divided into five Classes of shares, designated as Class A, Class B, Class C, Class X and Class Z. The Focused Dividend Strategy Portfolio has been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

            Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

            The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class X shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

            The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


            The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2003. There are no sales charges for Class I or Class X shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Focused Dividend Strategy Portfolio is as of the date of the commencement of its offering.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      FOCUSED MULTI-CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A          Class B**         Class C+          Class X
------------------------------------------------------------------------------------------------------------------------------------
Net Assets .....................................................    $127,425,325      $130,904,498      $45,984,531         $557,150
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ....................................................       7,556,242         8,199,934        2,880,988           32,967
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets  divided by number
of shares) .....................................................          $16.86            $15.96           $15.96           $16.90
------------------------------------------------------------------------------------------------------------------------------------
Sales  charge  for  Class A  Shares:  5.75% of  offering
price (6.10% of net asset value per share)* ....................            1.03              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Sales  charge  for  Class C  Shares:  1.00% of  offering
price (1.01% of net asset value per share)* ....................            --                --               0.16             --
------------------------------------------------------------------------------------------------------------------------------------
Offering Price .................................................          $17.89              --             $16.12             --
------------------------------------------------------------------------------------------------------------------------------------

--------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      FOCUSED LARGE-CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A            Class B**               Class C+
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ......................................................         $168,245,267         $41,887,457            $56,935,455
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding .....................................................           11,999,871           3,083,910              4,186,557
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ..................               $14.02              $13.58                 $13.60
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of offering
price (6.10% of net asset value per share)* .....................                 0.86                --                     --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of offering
price (1.01% of net asset value per share)* .....................                 --                  --                     0.14
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ..................................................               $14.88                --                   $13.74
------------------------------------------------------------------------------------------------------------------------------------

----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    FOCUSED DIVIDEND STRATEGY PORTFOLIO++
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A            Class B**              Class C+
------------------------------------------------------------------------------------------------------------------------------------
Net Assets .............................................................   $45,638,595         $47,368,504            $69,058,965
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ...........................................     4,246,478           4,420,634              6,445,434
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets  divided by number of
shares) ................................................................        $10.75              $10.72                 $10.71
------------------------------------------------------------------------------------------------------------------------------------
Sales charge ...........................................................                                --                     --
            for Class A Shares: 5.75% of offering price ................          0.66
            (6.10% of net asset value per share)*

            for Class C Shares: 1.00% of offering price
            (1.01% of net asset value per share)* ......................            --                  --                   0.11
------------------------------------------------------------------------------------------------------------------------------------
Offering Price .........................................................        $11.41                  --                 $10.82
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

++ Offering Price calculations for Focused Dividend Strategy Portfolio are as of September 30, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      FOCUSED 2000 VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A             Class B**           Class C+
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ......................................................         $140,180,942         $60,292,901         $76,992,842
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding .....................................................            7,918,880           3,555,692           4,530,985
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ..................               $17.70              $16.96              $16.99
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .........................................................                 1.08                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of
offering price (1.01% of net asset value per
share)* .........................................................                 --                  --                  0.17
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ..................................................               $18.78                --                $17.16
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        FOCUSED 2000 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A             CLASS B**          CLASS C+         CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ................................................      $   89,175,860      $28,898,619         $51,885,559      $8,126,429
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ...............................................           5,968,861        2,020,751           3,638,728         538,567
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ............              $14.94           $14.30              $14.26          $15.09
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* ...................................................                0.91             --                  --              --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of
offering price (1.01% of net asset value per
share)* ...................................................                --               --                  0.14            --
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ............................................              $15.85             --                $14.40            --
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       FOCUSED LARGE-CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A          CLASS B**          CLASS C+           CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ................................................     $514,908,231      $502,310,957      $539,789,036       $72,196,113
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ...............................................       30,914,375        31,260,993        33,585,906         4,259,756
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ............           $16.66            $16.07            $16.07            $16.95
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* ...................................................             1.02               --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of
offering price (1.01% of net asset value per
share)* ...................................................               --               --               0.16               --
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ............................................           $17.68               --             $16.23               --
------------------------------------------------------------------------------------------------------------------------------------

--------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         FOCUSED TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A            CLASS B**                CLASS C+
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets ...................................................         $34,846,073         $22,850,649            $28,489,814
------------------------------------------------------------------------------------------------------------------------------------
    Number of Shares
    Outstanding ..................................................           7,099,401           4,750,424              5,922,845
------------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value Per
    Share (net assets divided by number of shares) ...............               $4.91               $4.81                  $4.81
------------------------------------------------------------------------------------------------------------------------------------
    Sales charge for Class A Shares: 5.75% of
    offering price (6.10% of net asset value per
    share)* ......................................................                0.30                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
    Sales charge for Class C Shares: 1.00% of
    offering price (1.01% of net asset value per
    share)* ......................................................                  --                  --                   0.05
------------------------------------------------------------------------------------------------------------------------------------
    Offering Price ...............................................               $5.21                  --                  $4.86
------------------------------------------------------------------------------------------------------------------------------------

--------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   FOCUSED GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A         Class B**          Class C+          Class X
------------------------------------------------------------------------------------------------------------------------------------
Net Assets .................................................        $119,353,013     $88,038,446     $   137,347,776     $23,443,420
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ................................................           7,995,625       6,143,611           9,592,068       1,563,522
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) .............              $14.93          $14.33              $14.32          $14.99
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of offering
price (6.10% of net asset value per share)* ................                0.91              --                  --              --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of offering
price (1.01% of net asset value per share)*  ...............                  --              --                0.14              --
------------------------------------------------------------------------------------------------------------------------------------
Offering Price .............................................              $15.84              --              $14.46              --
------------------------------------------------------------------------------------------------------------------------------------

------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOCUSED MULTI-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class A         Class B**            Class C+        Class I
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ................................................        $162,491,669     $189,432,180        $220,776,169     $16,952,594
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ...............................................           9,499,727       11,365,975          13,253,316         989,355
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ............              $17.10           $16.67              $16.66          $17.13
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* ...................................................                1.04               --                  --              --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of
offering price (1.01% of net asset value per
share)* ...................................................                  --               --                0.17              --
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ............................................              $18.14               --              $16.83              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     FOCUSED INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Class A            Class B**           Class C+
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ........................................................         $63,803,088         $7,681,590         $17,140,780
------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding .......................................................           4,304,236            524,757           1,171,876
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of shares) ....................              $14.82              14.64              $14.63
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* ...........................................................                0.90                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class C Shares: 1.00% of
offering price (1.01% of net asset value per
share)* ...........................................................                  --                 --                0.15
------------------------------------------------------------------------------------------------------------------------------------
Offering Price ....................................................              $15.72                 --              $14.78
------------------------------------------------------------------------------------------------------------------------------------

------------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


REPORTS TO SHAREHOLDERS

            The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

            State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

            PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the independent accountants for all Portfolios except for Focused Dividend Strategy Portfolio, and in that capacity examines the annual financial statements of the Portfolios except for Focused Dividend Strategy Portfolio. Ernst & Young LLP, 1401 McKinney, Houston, TX 77010, serves as the Focused Dividend Strategy Portfolio's independent accountants and in that capacity examines the annual financial statements of the Portfolio The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

            The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2003 annual report or semi-annual report to shareholders. The audited financial statements of the Prior Focused Dividend Strategy Portfolio are incorporated by reference to SunAmerica Equity Funds's 2003 annual report to shareholders. You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B      Bonds  rated  B  generally   lack   characteristics   of   desirable
            investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.


                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

            The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

            --  Leading market positions in well established industries
            --  High rates of return on funds employed
            -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
            -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
            -- Well established access to a range of financial markets and assured sources of alternate liquidity.

            Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Issuers rated PRIME-3 (or related  supporting  institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

            Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

            If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

            Among the factors considered by Moody's in assigning ratings are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.


                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

            A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

            The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

            The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

            The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

            A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                 Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

            BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

            B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


                                   Appendix-3

            CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

            CI The rating CI is reserved for income bonds on which no interest is being paid.

            D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.


            Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

            L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

            * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

            NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

            Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

            Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

            A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

            A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

            A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

            A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

            B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

            C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

            D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

            The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                   Appendix-5

                         SUNAMERICA FOCUSED SERIES, INC.


                            FOCUSED EQUITY STRATEGY PORTFOLIO
                            FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
                            FOCUSED BALANCED STRATEGY PORTFOLIO
                            FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO FOCUSED FIXED INCOME STRATEGY PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 20, 2004



The Harborside Financial Center                          General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ 07311                                    (800) 858-8850



        SunAmerica Focused Series, Inc. (the "Corporation") consists of fifteen different portfolios: Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused
Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. This Statement of Additional
Information relates only to five of the portfolios: Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio (each, a "Portfolio" and collectively the "Portfolios" or the "Focused Strategies"). Each Portfolio has distinct investment objectives and strategies.

        This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Portfolios' Prospectus dated February 20, 2004. To obtain a Prospectus free of charge, please call (800) 858-8850. The
Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2003 annual report to shareholders. You may request a copy of the annual report and semiannual report at no charge by calling (800) 858-8850 or writing the Corporation at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE


THE CORPORATION................................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................10
DIRECTORS AND OFFICERS........................................................13
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR...........20
ADVISORY FEES.................................................................22
PROXY VOTING POLICIES AND PROCEDURES..........................................26
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................28
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................29
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................36
EXCHANGE PRIVILEGE............................................................37
DETERMINATION OF NET ASSET VALUE..............................................38
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................39
RETIREMENT PLANS..............................................................43
DESCRIPTION OF SHARES.........................................................45
ADDITIONAL INFORMATION........................................................47
FINANCIAL STATEMENTS..........................................................49
APPENDIX.......................................................................1


        No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, AIG SunAmerica Asset Management Corp. or AIG SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE CORPORATION

        The Corporation, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation currently consists of fifteen series: Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. Each of the Portfolios is a non-diversified investment company within the meaning of the 1940 Act.


        The Board of Directors of the Corporation approved the creation of the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio at its August 28th-29th, 2002 Board meeting. On October 30, 2003, the Board of Directors of the Corporation authorized the offering of Class I shares for all Focused Strategy Portfolios. Class I shares commenced offering on February 20, 2004. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio, to become effective February 20, 2004, offering Classes A, B and II. The Focused Dividend Strategy Portfolio will be the survivor of a reorganization with Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), which is expected to be consummated on February 20, 2004. This Statement of Additional Information relates only to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") serves as investment adviser for each Portfolio.

        At a meeting of the Board of Directors of the Corporation held on October 30, 2003, the Board approved a name change for the Corporation. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.

        On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004.




                       INVESTMENT OBJECTIVES AND POLICIES


        The investment objective and policies of the Portfolios are described in the Portfolios' Prospectus. Each of the Portfolios follows a fund of funds investment strategy in which the assets of the Portfolios are invested in shares of funds within the SunAmerica Focused Series, Inc. and SunAmerica Income Funds ("Underlying Funds"). The SunAmerica Mutual Funds ("SAMF") consist of investment funds of the following SunAmerica companies: SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Series, Inc., SunAmerica Strategic Investment Series, Inc. and other SunAmerica mutual funds companies that may be established in the future. Certain types of securities in which the Underlying Funds may invest and certain investment practices the Portfolios or the Underlying Funds may employ, which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectus, are discussed more fully below. The Portfolios will purchase and hold Class A shares of the Underlying Funds, which are subject to sales charges. SunAmerica will waive the front-end sales charge on purchases of Class A shares of the Underlying Fund by the Portfolios.

        FUND OF FUNDS INVESTMENTS. A fund of funds investment strategy generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, and bonds and other fixed income securities). A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Portfolio will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Portfolio assets among the Underlying Funds, and (ii) investors in a Portfolio can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Portfolio.

        Unless otherwise specified, the Underlying Funds may invest in the following securities.

        EQUITY SECURITIES. Each of the Portfolios may invest in Underlying Funds that invest significantly in equity securities. The Focused Equity Strategy Portfolio expects to invest 80% to 100% of Portfolio assets in such Underlying Funds; the Focused Balanced Strategy Portfolio expects to invest 35% to 75% of Portfolio assets in such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to invest 70% of Portfolio assets in such Underlying Funds; the Focused Fixed Income Strategy Portfolio expects to invest 0% to 20% of Portfolio assets in such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to invest 15% to 50% of Portfolio assets in such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to equity-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Equity Strategy Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio.

        The Underlying Funds' investment strategies may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility, especially in the information technology and Internet sectors.

        The adviser to certain Underlying Funds does not restrict their investments in equity securities with respect to market capitalization, and the Underlying Funds may invest in smaller capitalization companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

        FOREIGN  SECURITIES.  Each of the  Portfolios  may invest in  Underlying
Funds that invest in foreign securities. The Focused Equity Strategy Portfolio expects to allocate 0% to 20% of Portfolio assets to such Underlying Funds; the Focused Balanced Strategy Portfolio expects to allocate 0% to 15% of Portfolio assets to such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to allocate 10% of Portfolio assets to such Underlying Funds; Focused Fixed Income Strategy Portfolio expects to allocate 0% to 5% of Portfolio assets to such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to allocate 0% to 10% of Portfolio assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to international-focused Underlying Funds increases.

        Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in Portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

        The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

        Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

        The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds' non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds' non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

        BONDS AND OTHER FIXED INCOME SECURITIES. Each of the Portfolios may invest in Underlying Funds that invest significantly in bonds and other fixed income securities. The Focused Balanced Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio may invest significantly in Underlying Funds that invest significantly in bonds or other fixed income securities. The Focused Equity Strategy Portfolio expects to invest 0% to 5% of Portfolio assets to such Underlying Funds; the Focused Balanced Strategy Portfolio expects to invest 25% to 50% of Portfolio assets to such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to invest 20% of Portfolio assets to such Underlying Funds; the Focused Fixed Income Strategy Portfolio expects to invest 80% to 100% of Portfolio assets to such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to invest 50% to 80% of Portfolio assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Balanced Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio.

        Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

        The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

        Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements.

        When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Portfolio may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

        ILLIQUID SECURITIES. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like.

        DERIVATIVES STRATEGIES. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Portfolios may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

        SHORT-TERM DEBT SECURITIES. In addition to their primary investments, the Portfolios may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Portfolio may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Portfolios may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

        DIVERSIFICATION. The Portfolios are classified as "non-diversified" for purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer (e.g., one of the Underlying Funds), its exposure to the risks associated with that issuer is increased. Because the Portfolios invest in a limited number of issuers (the Underlying Funds), the performance of particular securities may adversely affect the Portfolios' performance or subject the Portfolios to greater price volatility than that experienced by diversified investment companies. Generally, the Underlying Funds are not "diversified" investment companies for purposes of the 1940 Act.

        The Portfolios intend to maintain the required level of diversification and otherwise conduct their operations in order to qualify as "regulated investment companies" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

        REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, a Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

        REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

        BORROWING. As a matter of fundamental policy a Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of a Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

        In seeking to enhance investment performance, a Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, a Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio's assets increase or decrease in value than would otherwise be the case. The Portfolios' policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

        Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

        INVESTORS SHOULD ALSO CONSIDER REVIEWING MATERIALS APPLICABLE TO THE UNDERLYING FUNDS. THE UNDERLYING FUNDS IN WHICH THE PORTFOLIOS ARE INVESTED AS OF THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION ARE:

        Focused Large-Cap Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused 2000 Growth Portfolio, Focused Large-Cap Value Portfolio,
        Focused Multi-Cap Growth Portfolio, Focused 2000 Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, SunAmerica Core Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund and SunAmerica High Yield Bond Fund.

        FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL (800) 858-8850.

                             INVESTMENT RESTRICTIONS

        The Corporation has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

                        1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, other than SunAmerica Mutual Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

                        2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

                        3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

                        4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

                        5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33-1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

                        6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

                        7.      Engage in underwriting  of securities  issued by
                others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of Portfolio securities of the Portfolio.

        The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

                        8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

                        9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

                        10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except to the extent permitted by applicable law.

                        11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

        For purposes of investment restriction no. 1, the Portfolios will look through to the Underlying Fund's assets for concentration purposes. In addition, "industry" is determined by reference to the DIRECTORY OF
        COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS


              The following table lists the Directors and executive  officers of the Corporation, their date of birth, current positions held with the Corporation, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds and the Corporation. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Corporation are referred to as "Interested Directors."



DISINTERESTED DIRECTORS

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                                            Portfolios in
                               Position(s)   Term of Office and                             Fund Complex
                               Held with     Length of Time         Principal Occupation    Overseen by     Other  Directorships
Name and Date of Birth         Corporation   Served(1)              during the last 5 years Director (2)    Held  by  Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Jeffrey S. Burum(4)            Director       2004 to Present       Founder and CEO of      37              None
DOB: February 27, 1963                                              National Housing
                                                                    Development
                                                                    Corporation.
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
S. James Coppersmith(4)        Director       1996 to 2004          Retired.                46              Director, BJ's
DOB: February 21, 1933                                                                                      Wholesale Club;
                                                                                                            Director, Boston
                                                                                                            Stock Exchange
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------

------------------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed on page 17.


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (19 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.


(4) Effective on February 23, 2004, S. James Coppersmith and Sebastiano Sterpa will retire as Directors and Jeffrey S. Burum will begin serving as Director.

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                                            Portfolios in
                               Position(s)    Term of Office and                            Fund Complex
                               Held with      Length of Time        Principal Occupation    Overseen by     Other  Directorships
Name and Date of Birth         Corporation    Served(1)             during the last 5 years Director (2)    Held  by  Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Dr. Judith L. Craven           Director       2001 to Present       Retired.                75              Director, A.G. Belo
DOB: October 6, 1945                                                                                        Corporation (1992 to
                                                                                                            present); Director,
                                                                                                            Sysco Corporation
                                                                                                            (1996 to present);
                                                                                                            Director, Luby's,
                                                                                                            Inc. (1998 to
                                                                                                            present).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
William F. Devin               Director       2001 to Present       Retired.                75              Member of the Board
DOB: December 30, 1938                                                                                      of Governors, Boston
                                                                                                            Stock Exchange
                                                                                                            (1985-present).


------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Samuel M. Eisenstat            Chairman of    1996 to Present       Attorney, sole          47              Director, North
DOB: March 7, 1940             the Board                            practitioner.                           European Oil Royal
                                                                                                            Trust
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Stephen J. Gutman              Director       1996 to Present       Partner and Managing    47              None
DOB: May 10, 1943                                                   Member, B.B.
                                                                    Associates LLC
                                                                    (menswear specialty
                                                                    retailing and other
                                                                    activities) (June
                                                                    1988 to present).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Sebastiano Sterpa(4)           Director       1996 to 2004          Founder and Chairman    37              Director, Real Estate
DOB: July 18, 1929                                                  of the Board, Sterpa                    Business Service and
                                                                    Group (real estate                      Countrywide Financial
                                                                    investment and
                                                                    management)
                                                                    (1962 to present).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------

INTERESTED DIRECTOR

------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------

                                              Term of                                       Number of
                                              Office and                                   Portfolios in
                               Position(s)    Length                                        Fund Complex
                               Held with      of Time    Principal Occupations              Overseen by     Other Directorships
Name and Date of Birth         Corporation    Served     During Past 5 Years                Director(2)     Held by Director(3)
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------
Peter A. Harbeck(5)            Director       1996 to    President, CEO and Director,       84              None
DOB: January 23, 1954                         Present    SAAMCo (August 1995 to present);
                                                         Director,  SACS (August
                                                         1993 to present).
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------


OFFICERS
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex        Other
Name and Date of Birth         Position(s)    Length of                                        Overseen by    Directorships
                               Held with      Time Served   Principal Occupations              Officer        Held by Officer
                               Corporation                  During Past 5 Years
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------
Donna M. Handel                Treasurer      2002 to       Vice President, SAAMCo (August     N/A            N/A
DOB:  June 25, 1966                           Present       1996 to present).
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------
J. Steven Neamtz               Vice           1996 to       Executive Vice President, SAAMCo   N/A            N/A
DOB: October 14, 1958          President      Present       (April 1996 to present);
                                                            Director         and
                                                            President,      SACS
                                                            (April    1996    to
                                                            present).
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------
Robert M. Zakem                President      2002 to       Senior Vice President and          N/A            N/A
DOB: January 26, 1958                         present       General Counsel, SAAMCo (April
                                                            1993 to present); Executive Vice
                                                            President, General Counsel and
                                                            Director, SACS (February 1993 to
                                                            present).

------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------
Joseph Kelly                   Secretary      2004 to       Associate Counsel, SAAMCo          N/A            N/A
DOB: February 4, 1975                         present       (January 2004 to present); Staff
                                                            Attorney, SAAMCo (August 2001
                                                            to December 2003); Assistant
                                                            Secretary, SAMF (January 2003
                                                            to December 2003)
------------------------------ -------------- ---------- ---------------------------------- --------------- -----------------------


------------------------------
(5) Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

        The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's Articles of Incorporation. Directors and officers of the Corporation are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

        The Portfolio pays each Director who is not an interested person of the Portfolio or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Portfolio's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Portfolio receive no direct remuneration in such capacity from the Corporation or the Portfolios.

        The Board of Directors has established three committees, i.e., Audit, Nominating and Ethics.


        Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Portfolio, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. The Audit Committee met eight times during the fiscal year ended October 31, 2003.

        In addition, two Disinterested Directors also serve on the Nominating Committee. The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Disinterested members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting. There were 2 meetings of the Nominating Committee during the fiscal year ended October 31, 2003.

        The Ethics Committee is responsible for applying the Code of Ethics applicable to the Portfolios' Principal Executive Officer and Principal
Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. There were no meetings of the Ethics Committee.

         The Directors (and Trustees) of the SAMF, SASFR and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or who has at least 5 years of consecutive service after reaching age 65 but before 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

DIRECTOR OWNERSHIP OF PORTFOLIO SHARES


The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2003.


DISINTERESTED DIRECTORS

---------------------------------- ------------------------------------------------ ----------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                     DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                  SECURITIES IN THE CORPORATION(1)                INVESTMENT COMPANIES(2)
---------------------------------- ------------------------------------------------ ----------------------------------
S. James Coppersmith                                    None                                $50,001-$100,000

---------------------------------- ------------------------------------------------ ----------------------------------
Dr. Judith L. Craven                                    None                                      None

---------------------------------- ------------------------------------------------ ----------------------------------
William F. Devin                                        None                                    $100,000

---------------------------------- ------------------------------------------------ ----------------------------------
Samuel M. Eisenstat                                     None                                  $10,001-$50,000

---------------------------------- ------------------------------------------------ ----------------------------------
Stephen J. Gutman                                       None                                   $1-$10,000

---------------------------------- ------------------------------------------------ ----------------------------------
Sebastiano Sterpa                          Focused Equity Strategy Portfolio -                Over $100,000
                                                   $10,001-$50,000
---------------------------------- ------------------------------------------------ ----------------------------------


INTERESTED DIRECTORS

----------------------------------- ----------------------------------------------- ----------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                                 DOLLAR RANGE OF EQUITY                   DIRECTOR IN FAMILY OF
         NAME OF DIRECTOR                   SECURITIES IN THE CORPORATION(1)             INVESTMENT COMPANIES(2)
----------------------------------- ----------------------------------------------- ----------------------------------
Peter A. Harbeck(3)                                     None                                  Over $100,000

----------------------------------- ----------------------------------------------- ----------------------------------


-----------------------------------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.

(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (32 portfolios) and Seasons (19 portfolios).

(3)     Interested Director

        The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2003. The Directors who are interested persons of the Corporation nor any officers of the Corporation receive any compensation.


                               COMPENSATION TABLE

-------------------------------- ----------------- --------------------- ------------------ ------------------------
                                                   PENSION OR
                                                   RETIREMENT BENEFITS   ESTIMATED          TOTAL COMPENSATION
                                 AGGREGATE         ACCRUED AS PART OF    ANNUAL             FROM TRUST AND FUND
                                 COMPENSATION      CORPORATION'S         BENEFITS ON        COMPLEX PAID
DIRECTOR                         FROM REGISTRANT   EXPENSES*             RETIREMENT**       TO TRUSTEES*
-------------------------------- ----------------- --------------------- ------------------ ------------------------
S. James Coppersmith             $ 21,095          $ 66,868              $ 57,890           $ 77,500
-------------------------------- ----------------- --------------------- ------------------ ------------------------
Dr. Judith L. Craven ***         $ 20,197          $ 43,070              $123,238           $119,900
-------------------------------- ----------------- --------------------- ------------------ ------------------------
William F. Devin ***             $ 22,150          $ 34,840              $ 96,660           $111,470
-------------------------------- ----------------- --------------------- ------------------ ------------------------
Samuel M. Eisenstat              $ 24,955          $112,634              $107,293           $ 89,700
-------------------------------- ----------------- --------------------- ------------------ ------------------------
Stephen J. Gutman                $ 22,126          $118,573              $134,982           $ 84,700
-------------------------------- ----------------- --------------------- ------------------ ------------------------
Sebastiano Sterpa****            $ 20,620          $ 21,104              $ 22,359           $ 55,000
-------------------------------- ----------------- --------------------- ------------------ ------------------------


* Information is as of October 31, 2003 for the five investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, AST, SASFR, VALIC Company I and VALIC Company II.

**      Assumes  the  Participant  elects  to  receive  benefits  in  15  yearly
        installments   for  SAMF  and  AST   Retirement   Plans  and  10  yearly
        installments for VALIC Company I and VALIC Company II Retirement Plans.


***     Mssrs. Devin and Sterpa and Dr. Craven are not Trustees of AST.

        As of the date of this Statement of Additional Information, the Directors and Officers of the Corporation owned in the aggregate less that 1% of each series and each class of each series total outstanding shares.

        The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February 2, 2004:


        PORTFOLIO NAME AND CLASS                         HOLDER AND ADDRESS                       PERCENTAGE OWNED OF RECORD
        ------------------------                         ------------------                       --------------------------

Focused Balanced Strategy Portfolio,          Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 19%
Class B                                       Jacksonville, FL 32246

Focused Balanced Strategy Portfolio,          Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 18%
Class C                                       Jacksonville, FL 32246

Focused Multi-Asset Strategy Portfolio,       Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 6%
Class A                                       Jacksonville, FL 32246

Focused Multi-Asset Strategy Portfolio,       Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 12%
Class B                                       Jacksonville, FL 32246

Focused Multi-Asset Strategy Portfolio,       Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 12%
Class C                                       Jacksonville, FL 32246

Focused Fixed-Income Strategy Portfolio,      Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 14%
Class A                                       Jacksonville, FL 32246

Focused Fixed-Income Strategy Portfolio,      Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 16%
Class B                                       Jacksonville, FL 32246

Focused Fixed-Income Strategy Portfolio,      Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 23%
Class C                                       Jacksonville, FL 32246

Focused Fixed-Income and Equity Strategy      Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 18%
Portfolio, Class C                            Jacksonville, FL 32246

Focused Equity Strategy Portfolio,            Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 9%
Class A                                       Jacksonville, FL 32246

Focused Equity Strategy Portfolio,            Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 8%
Class B                                       Jacksonville, FL 32246

Focused Equity Strategy Portfolio,            Merrill Lynch, Pierce, Fenner & Smith, Inc.         Owned of record 21%
Class C                                       Jacksonville, FL 32246


       ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR


        AIG SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment adviser to the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Corporation, on behalf of the Portfolios. As of September 30, 2003 SunAmerica managed, advised and/or administered in excess of $37 billion of assets. SunAmerica is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


        AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

        Under the Management Agreement, SunAmerica selects and manages the investments of the Portfolios (i.e., selects the Underlying Funds and allocates and reallocates Portfolio assets among them), provides various administrative services and supervises the Corporation's daily business affairs, subject to general review by the Directors.

        Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Corporation and each Portfolio, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of each Portfolio and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolio; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of each Portfolio; postage; insurance premiums on property or personnel (including Officers and Directors) of the

Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation. The Portfolios indirectly bear their proportionate share of similar expenses at the Underlying Funds level.

        The annual rate of the investment advisory fee payable to SunAmerica by each Portfolio is 0.10% of average daily net assets.




                    BOARD APPROVAL OF THE ADVISORY AGREEMENT

             The Board of Directors of the Fund, including the Disinterested Directors, approved the existing Advisory Agreement with SunAmerica with respect to each Portfolio for an initial period. In approving the existing Advisory Agreement, the Board, including the Disinterested Directors, considered the following factors: (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services to be provided and any additional benefits to be received by SunAmerica or its affiliates in connection with providing services to the Portfolio, (2) the nature, quality, cost and extent of administrative and shareholder services to be performed by SunAmerica and affiliated companies, (3) the Portfolio's expense ratio, and expense ratios of similar funds, (4) economics of scale, (5) the terms of the agreement, and (6) the overall organization of SunAmerica, as well as SunAmerica's profitability and financial condition. The Board's analysis of these factors is set forth below.

             THE REASONABLENESS OF THE ADVISORY FEE IN LIGHT OF THE NATURE AND QUALITY OF SUNAMERICA'S SERVICES AND ANY ADDITIONAL BENEFITS TO BE RECEIVED BY SUNAMERICA OR ITS AFFILIATES IN CONNECTION WITH PROVIDING SERVICES TO THE PORTFOLIO The Directors considered the expertise and experience of the portfolio managers and research staff, and SunAmerica's investment style and process. The Directors received reports prepared by SunAmerica and by counsel to the Independent Directors.




             ADMINISTRATIVE AND OTHER SERVICES The Directors considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios.

             EXPENSE RATIOS The Directors analyzed the expense reimbursements and net expense ratio caps contractually and voluntarily agreed upon by SunAmerica. The Directors also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other, fully diversified strategies.


             ECONOMIES OF SCALE The Directors considered whether there would be a potential for realization of economies of scale and concluded that any potential economies of scale are being shared between shareholders and SunAmerica in an appropriate manner. The Directors considered the relative advantages and disadvantages of an advisory fee with breakpoints versus a flat advisory fee that includes advisory fee waivers and expense reimbursements and concluded that the arrangement of a flat fee was advantageous to shareholders and suitable for the Portfolios given the expected size and structure of the Portfolios.


             TERMS OF THE ADVISORY AGREEMENT The Directors reviewed the terms of the Advisory Agreement. The Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of each Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Portfolio's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

             Under the terms of the Advisory Agreement, SunAmerica is not liable to a Portfolio or its shareholders for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

             SUNAMERICA'S ORGANIZATION AND PROFITABILITY The Directors considered SunAmerica's historical relationship with the Fund and the benefit to shareholders of investing in a Portfolio that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Directors also considered SunAmerica's positive regulatory and compliance history. The Directors also considered SunAmerica's relationships with its affiliates and the resources available to them. The Board reviewed confidential financial statements relating to SunAmerica's profitability and financial condition and considered the reputational value to SunAmerica from serving as investment adviser and considered how profit margins could affect SunAmerica's ability to recruit and retain qualified investment personnel. In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Portfolio.

             CONCLUSION The Directors considered whether the Portfolios should employ alternative arrangements which might be in the best interests of shareholders, including to employ SunAmerica but on different terms. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the advisory fee structures are fair and reasonable and that each Portfolio was paying a competitive fee for the services provided and that SunAmerica was fulfilling its contractual and fiduciary duties. Therefore the Directors concluded that the Advisory Agreement should be continued. The
Disinterested Directors were advised by separate independent legal counsel throughout the process.

                                  ADVISORY FEES

        The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement, and the amount waived by SunAmerica for the period from inception (November 8, 2002) until October 31, 2003.

------------------------------ --------------------- ---------------------------
                                   ADVISORY FEES*     ADVISORY FEES WAIVED
------------------------------ --------------------- ---------------------------
FUND                             2003                  2003
------------------------------ --------------------- ---------------------------
Focused Equity Strategy          $48,473               $16,473
Portfolio
------------------------------ --------------------- ---------------------------
Focused Multi-Asset Strategy
Portfolio                        $69,759               $18,409
------------------------------ --------------------- ---------------------------
Focused Balanced Strategy        $63,564               $12,610
Portfolio
------------------------------ --------------------- ---------------------------
Focused Fixed Income and         $22,631               $17,487
Equity Strategy Portfolio
------------------------------ --------------------- ---------------------------
Focused Fixed Income             $16,092               $13,821
Strategy Portfolio
------------------------------ --------------------- ---------------------------
  * Without giving effect to voluntary fee waivers or expense reimbursements.


         SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.


             The following table sets forth the fee waivers and expense reimbursements other than advisory fees made to the Funds by SunAmerica for the period from inception (November 8, 2002) until October 31, 2003.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                                           2003
--------------------------------------------------------------------------------
                   FUND+                            CLASS A   CLASS B   CLASS C*
--------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                   $51,030   $36,631   $46,651
--------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio              $43,637   $36,052   $45,738
--------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                 $36,308   $30,048   $32,654
--------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio  $41,451   $31,432   $43,310
--------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio             $41,701   $31,228   $40,913
--------------------------------------------------------------------------------

* The Fee Waivers and Expense Reimbursements for Class C shares for all Portfolios reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.



        PERSONAL SECURITIES TRADING. The Corporation, SunAmerica and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v)
short-term  trading  profits,  (vi)  gifts,  and (vii)  services  as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation, SunAmerica or Distributor during the quarter.

        THE DISTRIBUTOR. The Corporation, on behalf of the Portfolios, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see "Distribution Plans" below).

        The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

        The Distribution Agreement with respect to the Portfolios will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolios on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

        The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor, which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation, certain affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolio, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

        The Corporation, on behalf of Class I shares of each Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, the Distributor receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

        DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation have adopted Distribution Plans (the "Class B Plan," and the "Class C Plan" and collectively, the

"Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class A and Class I shares. Reference is made to "Portfolio Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

        Under the Class B and Class C Plans, the Distributor may receive payments from each Portfolio at the annual rate of 0.65% of the average daily net assets of each Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. In addition to distribution payments by the Portfolios, the Distributor may receive distribution payments from the Underlying Funds of up to 0.10% and account maintenance and service fees of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

        Continuance of the Distribution Plans with respect to the Portfolios is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of that Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

        It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


        The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the period from inception (November 8, 2002) until October 31, 2003.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

------------------------------------------------------ -------------------------
FUND                                                            2003
------------------------------------------------------ ----------- -------------
                                                         CLASS B     CLASS C*
------------------------------------------------------ ----------- -------------
Focused Equity Strategy Portfolio                        $59,157     $161,530
------------------------------------------------------ ----------- -------------
Focused Multi-Asset Strategy Portfolio                   $91,810     $244,794
------------------------------------------------------ ----------- -------------
Focused Balanced Strategy Portfolio                     $107,657     $198,741
------------------------------------------------------ ----------- -------------
Focused Fixed Income and Equity Strategy Portfolio       $31,674      $59,134
------------------------------------------------------ ----------- -------------
Focused Fixed Income Strategy Portfolio                  $22,136      $49,174
------------------------------------------------------ ----------- -------------
* The Distribution and Account Maintenance and Service Fees for 2003 reflect fees for Class II, which, on February 20, 2004, will be redesignated Class C shares.



        THE ADMINISTRATOR. The Corporation has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of a Portfolio. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs, which include all direct transfer agency fees and out-of-pocket expenses, in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

        The Service Agreement will remain in effect for two years from the date of approval with respect to the Portfolios and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


        The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.


        For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PROXY VOTING POLICIES AND PROCEDURES

        PROXY VOTING RESPONSIBILITY. The Corporation has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Corporation and the Corporation's investment adviser. The policies and procedures enable the Corporation to vote proxies in a manner consistent with the best interests of the Corporation's shareholders.

        The Corporation has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Corporation according to the Corporation's policies and procedures, and to assist the Corporation with recordkeeping of proxy votes.

        Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

        COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Corporation is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Corporation's policies and procedures therefore provide that the Corporation will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Corporation typically will sell the holding.

        CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Corporation may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Corporation's shareholders.

        EXAMPLES OF THE CORPORATION'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Corporation's voting positions on specific matters:

    o   Vote with management recommendations on most corporate matters;

    o Vote with management recommendations on proposals to increase or decrease authorized common stock;

    o Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

    o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

    o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

    o   Vote against most shareholder proposals;

    o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(6)

-----------------------
(6) In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

    o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(7) and

    o May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

        CONFLICTS OF INTEREST. Senior management of the Corporation and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Corporation's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

        However, if a situation arises where a vote presents a conflict between the interests of the Corporation's shareholders and the interests of SunAmerica, the Corporation's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Corporation, senior management of the Corporation and SunAmerica, including the proxy voting committee, will be consulted. Any Individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Corporation selects the vote that is in the best interests of the Corporation's shareholders.

        PROXY VOTING RECORDS. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Corporation. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-

-----------------------
(7) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration of an adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

        For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

        Upon making an investment in shares of the Portfolios, an open account will be established under which shares of the Portfolios and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

        Shareholders who have met the Portfolios' minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.


        Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and C shares and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I is not subject to any sales charge. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of shares of the Portfolios.

        The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund, received by the Distributor for the period from inception (November 8, 2002) until October 31, 2003.


                                                          2003
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
                                          FRONT-END SALES    AMOUNT REALLOWED TO    AMOUNT REALLOWED TO         CONTINGENT
               FUND                         CONCESSIONS-          AFFILIATED           NON-AFFILIATED         DEFERRED SALES
                                           CLASS A SHARES       BROKER-DEALERS         BROKER-DEALERS         CHARGE-CLASS B
                                                                   CLASS A                CLASS A                 SHARES
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Equity Strategy Portfolio             $996,146             $184,433               $663,027                $5,907
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Multi-Asset Strategy Portfolio       $1,436,470            $329,164               $902,961               $19,863
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Balanced Strategy Portfolio          $1,126,899            $314,691               $642,211               $25,454
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Fixed Income and Equity               $357,766             $95,124                $203,635                $4,373
Strategy Portfolio
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Fixed Income Strategy                 $235,149             $40,212                $159,488                $9,212
Portfolio
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------

---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
                                          FRONT-END SALES       AMOUNT REALLOWED    AMOUNT REALLOWED TO     CONTINGENT DEFERRED
               FUND                         CONCESSIONS-          TO AFFILIATED        NON-AFFILIATED      SALES CHARGE-CLASS C
                                          CLASS C SHARES*        BROKER-DEALERS        BROKER-DEALERS             SHARES*
                                                                    CLASS C*              CLASS C*
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Equity Strategy Portfolio             $494,365               $80,421              $413,944                $8,885
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Multi-Asset Strategy Portfolio        $639,650              $146,773              $492,877                $11,402
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Balanced Strategy Portfolio           $527,761              $117,031              $410,730                $17,240
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Fixed Income and Equity               $118,544               $41,439              $77,105                 $3,152
Strategy Portfolio
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------
Focused Fixed Income Strategy Portfolio       $89,767                $40,107              $49,660                 $5,069
---------------------------------------- ------------------- --------------------- ----------------------- ---------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule for Class C shares is 12 months while it is 18 months for Class II shares.

        CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares purchased (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


        WAIVER OF CDSCS. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

        DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.


        DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

        DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

        SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK


        Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale dated or post-dated checks will not be accepted. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)


PURCHASE BY FEDERAL FUNDS WIRE

        An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

        1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

        2. Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

        3.      Instruct the bank to wire the  specified  amount to the Transfer
                Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

        WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

        REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of each of the Portfolios may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

        COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of shares of the Portfolios into a single transaction:

        1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

        2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

        3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

        4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

        5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

        6.      group purchases as described below.

        A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

        RIGHTS OF ACCUMULATION. A purchaser of shares of the Portfolios may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

        The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

        LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of a Portfolio or funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in a Portfolio or funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Portfolios, other funds of the Corporation or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

        The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

        REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of a Portfolio under the combined purchase privilege as described above.

        To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

        Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

        Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Portfolios' shares for the benefit of any of the foregoing.

        Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.


NET  ASSET  VALUE  TRANSFER  PROGRAM.  Investors  may  purchase  shares  of  any
SunAmerica Focused Series, Inc. portfolio without being subject to a front-end sales load or contingent deferred sales charge, with the redemption proceeds of shares of other mutual funds (other than funds managed by the Adviser or its affiliates) redeemed within 30 days prior to that purchase. With respect to shares purchased using the redemption proceeds of Class A and Class B shares of other mutual funds, investors will receive Class A shares. With respect to shares purchased using the redemption proceeds of Class C and Class II shares of other mutual funds, investors will receive Class C shares. To qualify for this privilege, the investor's financial advisor must be affiliated with a member company of American International Group, Inc. If requested, the advisor's broker-dealer must supply proof of entitlement to this privilege.



              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

        Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

        If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Portfolio in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Portfolios' securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

        The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Portfolios next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolios' close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

        Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds within the SunAmerica Family of Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share.

        Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be affected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

        If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon redemption of any of such shares.

        A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.


        Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, a Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of that Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

        In addition, the Portfolios reserve the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolios would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of that Portfolio's assets. In particular, a pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to a Portfolio and may therefore be refused.


                        DETERMINATION OF NET ASSET VALUE

        The Corporation is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Shares of the Underlying Funds are valued at the closing net asset value per share of the respective Underlying Fund on the day of valuation, generally as of the close of regular trading on the NYSE for the day. To the extent the Portfolios might hold other securities, they are valued as follows: investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

        Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.


         Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Corporation if acquired within 60 days of maturity or, if already held by the Corporation on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued as of the close of the exchange on which they are traded. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available, or if a development/event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Corporation's Directors. The fair value of all other assets is added to the value of securities to arrive at a Portfolio's total assets.

        A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         DIVIDENDS AND DISTRIBUTIONS. The Portfolios intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolios intend to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio is to declare and pay investment income dividends, if any, quarterly. The current policy of the Focused Multi-Asset Strategy Portfolio and Focused Equity Strategy Portfolio is to declare and pay investment income dividends, if any, annually. The current policy of the Focused Fixed Income Strategy Portfolio for investment income dividends, if any, is to declare daily and pay quarterly. The Portfolios intend to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Distributions will be paid in additional shares of the applicable Portfolio based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Portfolio at least five business days prior to the payment date to receive such distributions in cash.


        If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

        TAXES. Each Portfolio is qualified, and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, payments with respect to certain securities loans and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% the value of a Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

        As a regulated investment company, a Portfolio will not be subject to U.S. Federal income tax on ordinary income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Portfolio distributes to shareholders at least 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

        Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the preceding year that were not distributed during such year. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by that Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

        Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of that Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

        Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

        Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

        Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, that Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of that Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

        The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by such Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

        A substantial portion of the Portfolios' transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of recognized gain in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

        Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

        The Portfolios may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, a Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


        The Portfolios may be required to backup withhold U.S. Federal income tax at the rate of 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).


        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in a Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

        Shares of the Portfolios may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

        PENSION AND PROFIT-SHARING PLANS

        Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

        TAX-SHELTERED CUSTODIAL ACCOUNTS

        Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

        TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

        Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

        A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

        SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

        This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

        ROTH IRA

        Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

        EDUCATION IRA

        Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

        INDIVIDUAL(k)

        The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

        529 PLAN

        The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

        Ownership of the Corporation is represented by shares of common stock. The total number of shares that the Corporation has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

        Currently, shares of the Portfolios have been authorized pursuant to the Corporation's Articles of Incorporation ("Articles") and are each divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Corporation that would operate independently from the Corporation's present funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular series of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

        Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolios' policies, only shareholders of the Portfolio affected by the matter may be entitled to vote.


        The classes of shares of the Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Corporation or other SAMFs that offer that class. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.


        The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provide that the Corporation shall indemnify (i) the Directors and officers, whether serving the Corporation or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-laws and be permitted by law. The duration of the Corporation shall be perpetual.

                             ADDITIONAL INFORMATION

        COMPUTATION OF OFFERING PRICE PER SHARE.

        The following is the offering price calculation for each Class of shares of each Portfolio. The calculations are based on the value of the net assets and number of shares outstanding as of the date of the commencement of the Portfolio's offering. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.


--------------------------------------------------------------------------------
                                             Focused Equity Strategy Portfolio
--------------------------------------------------------------------------------
                                             Class A      Class B     Class C**
--------------------------------------------------------------------------------
 Net Assets .............................  $50,347,107  $30,942,374  $96,094,049
--------------------------------------------------------------------------------
 Number of Shares Outstanding ...........    3,158,741    1,953,475    6,070,208
--------------------------------------------------------------------------------
 Net Asset Value Per Share (net assets
    divided by number of shares) ........       $15.94       $15.84       $15.83
--------------------------------------------------------------------------------
 Sales charge for Class A Shares 5.75%
    of offering price (6.10% of net
    asset value per share)* .............          .97           --           --
--------------------------------------------------------------------------------
 Sales charge for Class C Shares 1.00%
    of offering price (1.01% of net
    asset value per share)* .............           --           --          .16
--------------------------------------------------------------------------------
 Offering Price .........................       $16.91       $15.84       $15.99
--------------------------------------------------------------------------------


================================================================================
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.


--------------------------------------------------------------------------------
                                            Focused Balanced Strategy Portfolio
--------------------------------------------------------------------------------
                                            Class A      Class B      Class C**
--------------------------------------------------------------------------------
 Net Assets ............................  $54,459,208  $48,182,671  $102,550,491
--------------------------------------------------------------------------------
 Number of Shares Outstanding ..........    3,654,857    3,246,790     6,904,465
--------------------------------------------------------------------------------
 Net Asset Value Per Share (net assets
    divided by number of shares) .......       $14.90       $14.84        $14.85
--------------------------------------------------------------------------------
 Sales charge for Class A Shares 5.75
    of offering price (6.10% of net
    asset value per share)* ............          .91           --            --
--------------------------------------------------------------------------------
 Sales charge for Class C Shares 1.00%
 of offering price (1.01% of net
 asset value per share)* ...............           --           --           .15
--------------------------------------------------------------------------------
 Offering Price ........................       $15.81       $14.84        $15.00
--------------------------------------------------------------------------------

================================================================================
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.

--------------------------------------------------------------------------------
                                          Focused Multi-Asset Strategy Portfolio
--------------------------------------------------------------------------------
                                            Class A      Class B     Class C**
--------------------------------------------------------------------------------
 Net Assets ............................  $57,362,477  $41,761,592  $113,246,786
--------------------------------------------------------------------------------
 Number of Shares Outstanding ..........    3,805,243    2,785,950     7,555,143
--------------------------------------------------------------------------------
 Net Asset Value Per Share (net assets
    divided by number of shares) .......       $15.07       $14.99        $14.99
--------------------------------------------------------------------------------
 Sales Charge for Class A Shares 5.75%
    of offering price (6.10% of net
    asset value per share)* ............          .92           --            --
--------------------------------------------------------------------------------
 Sales charge for Class C Shares 1.00%
    of offering price (1.01% of net
   asset value per share)* .............           --           --           .15
--------------------------------------------------------------------------------
 Offering Price ........................       $15.99       $14.99        $15.14
--------------------------------------------------------------------------------

================================================================================

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.


--------------------------------------------------------------------------------
                                         Focused Fixed Income Strategy Portfolio
--------------------------------------------------------------------------------
                                            Class A      Class B     Class C**
--------------------------------------------------------------------------------
 Net Assets ............................  $ 8,400,462  $ 6,032,934  $10,536,720
--------------------------------------------------------------------------------
 Number of Shares Outstanding ..........      648,036      465,504      813,044
--------------------------------------------------------------------------------
 Net Asset Value Per Share (net assets
    divided by number of shares) .......       $12.96       $12.96       $12.96
--------------------------------------------------------------------------------
 Sales Charge for Class A Shares 5.75%
    of offering price (6.10% of net
    asset value per share)* ............          .79           --           --
--------------------------------------------------------------------------------
 Sales charge for Class C Shares 1.00%
    of offering price (1.01% of net
    asset value per share)* ............           --           --          .13
--------------------------------------------------------------------------------
 Offering Price ........................       $13.75       $12.96       $13.09
--------------------------------------------------------------------------------

================================================================================

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.

--------------------------------------------------------------------------------
                                                    Focused Fixed Income
                                               and Equity Strategy Portfolio
--------------------------------------------------------------------------------
                                            Class A      Class B     Class C**
--------------------------------------------------------------------------------
 Net Assets ............................  $26,426,093  $11,562,367  $21,880,120
--------------------------------------------------------------------------------
 Number of Shares Outstanding ..........    1,922,001      841,717    1,592,908
--------------------------------------------------------------------------------
 Net Asset Value Per Share (net assets
    divided by number of shares) .......       $13.75       $13.74       $13.74
--------------------------------------------------------------------------------
 Sales Charge for Class A Shares 5.75%
    of offering price (6.10% of net
    asset value per share)* ............          .84           --           --
--------------------------------------------------------------------------------
 Sales charge for Class C Shares 1.00%
    of offering price (1.01% of net
    asset value per share)* ............           --           --          .14
--------------------------------------------------------------------------------
 Offering Price ........................       $14.59       $13.74       $13.88
--------------------------------------------------------------------------------

================================================================================

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.



        REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of the Portfolio. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.


        CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.


        INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.

                              FINANCIAL STATEMENTS


        The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2003 annual report to shareholders. You may request a copy of the annual and semi-annual reports of the Portfolios or Underlying Funds at no charge by calling (800) 858-8850 or writing the Portfolio at SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

                Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Appendix-1

                Ca      Bonds   rated   Ca   represent   obligations   that  are
                        speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

        The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                --  Leading market positions in well  established  industries


                --  High rates of return on funds employed


                --  Conservative   capitalization   structures   with   moderate
                    reliance on debt and ample asset protection

                -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

                -- Well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                   Appendix-2

        Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

        If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

        Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

        A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The  ratings  are  based,   in  varying   degrees,   on  the   following
considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                   Appendix-3

        AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                    Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

        B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

        CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                                   Appendix-4

                C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

                CI The rating CI is reserved for income bonds on which no interest is being paid.

                D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

                L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

                * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                NO Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

        BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   Appendix-5

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

                A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                A-2     Capacity   for  timely   payment  on  issues  with  this
                        designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

                C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

        The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                   Appendix-6

                                     PART C


                                OTHER INFORMATION

Item 23:           Exhibits.

(a)        (i)     Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                   Statement on Form N-1A (File No. 333-11283) filed on August
                   30, 1996.

           (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

           (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(M) of the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

           (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(N) of the Registrant's Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

           (xv) Articles Supplementary dated April 16, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xvi) Articles Supplementary dated October 23, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.


           (xvii) Articles of Amendment dated December 17, 2003. Filed herewith.

           (xviii) Articles of Amendment dated February 17, 2004. Filed herewith.


(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.


(d)        (i)     Investment Advisory and Management Agreement. Filed herewith.

           (ii) Subadvisory Agreement between SunAmerica and Hotchkis and Wiley Capital Management, LLC. Filed herewith.

           (iii) Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("SunAmerica") and American Century Investment Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

           (iv) Subadvisory Agreement between SunAmerica and BAMCO Inc. Filed herewith.

           (v) Subadvisory Agreement between SunAmerica and Credit Suisse Asset Management, LLC (formerly known as Warburg Pincus Asset Management, Inc.). Incorporated herein by reference to Exhibit (d)(xx)of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (vi) Subadvisory Agreement between SunAmerica and Deutsche Asset Management Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (vii) Subadvisory Agreement between SunAmerica and Third Avenue Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

           (viii) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2000.

           (ix) Subadvisory Agreement between SunAmerica and Harris Associates L.P. Incorporated herewith by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (x) Subadvisory Agreement between SunAmerica and Janus Capital Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xi) Sub-Management Agreement between Janus Capital Management LLC, Perkins, Wolf, McDonnell and Company LLC and SunAmerica. Filed herewith.

           (xii) Subadvisory Agreement between SunAmerica and Salomon Brothers Asset Management Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

           (xiii) Subadvisory Agreement between SunAmerica and Dreman Value Management. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xiv) Subadvisory Agreement between SunAmerica and Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xv) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit
                   (d)(xiii) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xvi) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (xvii) Subadvisory Agreement between SunAmerica and Oberweis Asset Management. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (xviii) Subadvisory Agreement between SunAmerica and The Boston
                   Company Asset Management, LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

           (xix) Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

           (xx) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP. Incorporated herein by reference to Exhibit (xxi) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xxi) Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. Filed herewith.

           (xxii) Subadvisory Agreement between SunAmerica and RCM Capital Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.


(e)        (i)     Distribution Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment
                   No. 13 to the Registrant's Registration Statement on Form
                   N-1A (File No. 333-11283) filed on February 26, 1999.

           (ii) Form of Selling Agreement. Incorporated herewith by reference to the identical numbered Exhibit of Post-Effective
                   Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283 filed on January 30, 2002)

(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)        (i)     Service Agreement. Incorporated herein by reference to
                   Exhibit 9(a) of Pre-Effective Amendment No. 1 to the
                   Registrant's Registration Statement on Form N-1A (File No.
                   333-11283) filed on November 14, 1996. (File No. 333-11283)
                   filed on November 14, 1996.

           (ii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A

           (iii) Administrative and Shareholder Services Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


(i)(1)     Opinion and Consent of Counsel. Filed herewith.

(j)(i)(1)  Consent of Independent Auditors (PWC). Filed herewith.

(j)(ii)(1) Consent of Independent Auditors (E&Y). Filed herewith.


(k)        Not applicable.

(l)        Not applicable.

(m)        (i)     Distribution Plans. Incorporated herein by reference to the identically numbered Exhibit of Post Effective Amendment No.
                   25 to the Registrant's Registration Statement on Form N-1A
                   (File No. 333-11283) filed on October 29, 1999.

(n)        Not applicable.


(o)        (i)     Amended and Restated 18f-3 Plan. Filed herewith.


           (ii) Power of Attorney. Incorporated herewith by reference to the identically numbered Exhibit of Post Effective Amendment No. 42 to the Registrant Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

(p)        (i)     Code of Ethics for AIG SunAmerica Asset Management Corp. and
                   AIG SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 29 to SunAmerica
                   Money Market Fund Inc.'s Registration Statement on Form N-1A
                   (File No. 2-85370) filed on April 29, 2002.

           (ii) Code of Ethics for American Century Investment Management, Inc. Incorporated herein by reference to Exhibit p (i) of Post-Effective Amendment No. 16 to American Century World Mutual Funds, Inc.'s Registration Statement on Form N-1A (File No. 33-39242) filed on March 10, 2000.

           (iii) Code of Ethics for BAMCO, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (iv) Code of Ethics for Credit Suisse Asset Management, LLC Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to Credit Suisse Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 33-47880) filed on August 30, 2000.

           (v) Code of Ethics for Deutsche Asset Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (vi) Code of Ethics for Third Avenue Management LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

           (vii) Code of Ethics for Fred Alger Management, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 31 to the Alger Fund's Registration Statement on Form N-1A (File No. 33-4959; 811-01355) filed on July 21, 2000.

           (viii) Code of Ethics for Harris Associates. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration statement on Form N-1A (File No. 033-38953; 811-06279) filed on January 26, 2001.

           (ix) Code of Ethics for Janus Capital Management LLC. Incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 95 to Janus Investment Fund's Registration Statement on Form N-1A (File No. 2-34393; 811-01879) filed on September 13, 2000.

           (x) Code of Ethics for Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 5 to Marsico Investment Fund's Registration Statement on Form N-1A (File No. 333-36975; 811-8397) filed on May 31, 2000.

           (xi) Code of Ethics for Massachusetts Financial Services. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


           (xii) Code of Ethics for The Boston Company Asset Management, LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.


           (xiii) Code of Ethics for Oberweis Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-9093) filed on April 27, 2001.

           (xiv) Code of Ethics for Perkins, Wolf, McDonnell & Company Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xv) Code of Ethics for Dreman Value Management L.L.C. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xvi) Code of Ethics for Salomon Brothers Asset Management Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

           (xvii) Code of Ethics for Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 42 to Thornburg Investment Trust's Registration Statement on Form N-1A (File No. 33-14905) filed on September 1, 2000.

           (xviii) Code of Ethics for Wellington Management Company, LLP.
                   Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.


           (xix) Code of Ethics for Hotchkis and Wiley Capital Management, LLC. Filed herewith.

            (xx) Code of Ethics for RCM Capital Management LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.


           (xxi) Code of Ethics for Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.


           (xxii) Code of Ethics for J.P. Morgan Investment Management Inc. Incorporated herein by reference to Exhibit(p)(2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of SunAmerica Strategic Investment Series, Inc. (File No. 333-69517) filed on February 28, 2001.


Item 24.           Persons Controlled by or Under Common Control with Registrant

           There are no persons controlled by or under common control with Registrant.

Item 25.           Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.           Business and other Connections of Investment Adviser

          SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.


          American Century Investment Management, Inc.; Boston Partners Asset Management, L.P.; Baron Capital Management, Inc.; Credit Suisse Asset Management, LLC; Dreman Value Management, L.L.C.; Deutsche Asset Management, Inc.; Third Avenue Management LLC; Fred Alger Management, Inc.; Harris Associates L.P.; Janus Capital Management LLC; Salomon Brothers Asset Management Inc.; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Oberweis Asset Management; Perkins, Wolf, McDonnell & Company; Standish Mellon Asset Management Company LLC; Thornburg Investment Management, Inc.; and Wellington Management Company, LLP; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:


                                                                       File No.

          American Century Investment Management, Inc.                 801-08174


          BAMCO, Inc.                                                  801-18656
          Boston Partners Asset Management                             801-49059
          Credit Suisse Asset Management, LLC                          801-37170
          Deutsche Asset Management, Inc.                              801-27291
          Dreman Value Management, L.L.C.                              801-54255

          RCM Capital Management LLC                                   801-06709
          Third Avenue Management LLC                                  801-27792
          Fred Alger Management, Inc.                                  801-06709


          Harris Associates L.P.                                       801-50333


          Hotchkis and Wiley Capital Management LLC                    801-60512
          Janus Capital Management LLC                                 801-13991
          J.P. Morgan Investment Management Inc.                       801-21011
          Salomon Brothers Asset Management Inc.                       801-32046

          Massachusetts Financial Services Company                     801-17352
          Marsico Capital Management, LLC                              801-54914

          Oberweis Asset Management                                    801-35657
          Perkins, Wolf, McDonnell & Company                           801-19974

          The Boston Company Asset Management, LLC                     801-60527
          Thornburg Investment Management, Inc.                        801-17853
          Wellington Management Company, LLP                           801-15908


Item 27.           Principal Underwriters

          (a) The principal underwriter of the Registrant also acts as principal underwriter for:


                   SunAmerica Income Funds
                   SunAmerica Money Market Funds, Inc.
                   SunAmerica Equity Funds
                   SunAmerica Senior Floating  Rate Fund, Inc.


          (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

    Name and Principal        Position With               Position with
     Business Address         Underwriter                 the Registrant
---------------------------   -------------------------   ----------------------

Peter A. Harbeck              Director                    Director
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

J. Steven Neamtz              Chief Executive Officer,    Vice President
Harborside Financial Center   President and Director
3200 Plaza 5
Jersey City, NJ 07311

Robert M. Zakem               Executive Vice President,   President
Harborside Financial Center   General Counsel
3200 Plaza 5                  and Director
Jersey City, NJ 07311

          (c)      Not applicable.

Item 28.           Location of Accounts and Records

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

          SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019.

          American Century Investment Management, Inc. is located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.


          BAMCO, Inc. is located at 767 5th Avenue, 49th Floor, New York, New York 10153.


          Boston Partners Asset Management L.P. is located at 28 State Street, Boston, Massachusetts.

          Credit Suisse Asset Management, LLC is located at 466 Lexington Avenue, New York, New York 10017-3147.

          Deutsche Asset Management, Inc. is located at 280 Park Avenue, New York, New York 10017.

          Dreman Value Management LLC is located at 700 Exchange Place, Jersey City, New Jersey.


          RCM Capital Management LLC is located at Four Embarcadero Center San Francisco, California 94111.


          Third Avenue Management LLC is located at 767 Third Avenue, New York, New York 10017.

          Fred Alger Management, Inc. is located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302.


          Hotchkis and Wiley Capital Management is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.


          Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

          Janus Capital Management LLC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.


          J.P. Morgan Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.


          Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

          Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, Massachusetts 02116.

          Oberweis Asset Management is located at 951 Icecream Drive, Suite 200, North Aurora, Illinois, 60542

          Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

          Salomon Brothers Asset Management Inc. is located at 388 Greenwich Street, New York, NY.

          The Boston Company Asset Management, LLC is located at One Financial Center, Boston, Massachusetts.

          Thornburg Investment Management, Inc. is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

          Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.



Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.           Management Services

          Not applicable.

Item 30.           Undertakings

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 45 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Jersey City, and State of New Jersey, on the 20th day of February, 2004.

                                        SUNAMERICA FOCUSED SERIES, INC.
                                        (Registrant)



                                        By:              *
                                           -------------------------------------
                                           Robert M. Zakem
                                           President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated.


         SIGNATURES                       TITLE                      DATE
---------------------------   ------------------------------   -----------------

            *
---------------------------   Director                         February 20, 2004
Peter A. Harbeck


            *                 Treasurer
---------------------------   (Principal Financial and         February 20, 2004
                              Accounting Officer)
Donna M. Handel


            *
---------------------------   Director                         February 20, 2004
S. James Coppersmith


            *
---------------------------   Director                         February 20, 2004
Samuel M. Eisenstat


            *
---------------------------   Director                         February 20, 2004
Stephen J. Gutman


            *
---------------------------   Director                         February 20, 2004
Sebastiano Sterpa


            *
---------------------------   Director                         February 20, 2004
William F. Devin


            *
---------------------------   Director                         February 20, 2004
Dr. Judith L. Craven


            *                 President
---------------------------   (Principal Executive Officer)    February 20, 2004
Robert M. Zakem


*By: /s/ Robert M. Zakem
     -----------------------------------                       February 20, 2004
     Robert M. Zakem, Attorney-in-Fact

                                  EXHIBIT LIST


(a)(xvii)            Articles of Amendment dated December 17, 2003.

(a)(xviii)           Articles of Amendment dated February 17, 2004.

(d)(i)               Investment Advisory and Management Agreement.

(d)(ii) Subadvisory Agreement between SunAmerica and Hotchkis and Wiley Capital Management, LLC.

(d)(iv)              Subadvisory Agreement between SunAmerica and BAMCO, Inc.

(d)(xi) Sub-Management Agreement between Janus Capital Management LLC, Perkins, Wolf, McDonnell and Company and SunAmerica.

(d)(xxi) Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.

(i)(1)               Opinion and Consent of Counsel.

(j)(i)(1)            Consent of Independent Auditors (PWC).

(j)(ii)(1)           Consent of Independent Auditors (E&Y).

(o)(i)               Amended and Restated 18f-3 Plan.

(p)(xix)             Code of Ethics for Hotchkis and Wiley Capital Management
                     LLC.